[Front cover]

[Galaxy Funds logo]

EQUITY FUNDS REPORT

Asset Allocation Fund [bullet] Equity Income Fund [bullet] Growth and Income Fund [bullet] Equity Value Fund [bullet] Strategic Equity Fund [bullet] Equity Growth Fund [bullet] Small Cap Value Fund [bullet] Small Company Equity Fund [bullet] International Equity Fund

SEMI-ANNUAL
REPORT

FOR THE SIX MONTHS
ENDED APRIL 30, 1998

                                   CHAIRMAN'S
                                     MESSAGE


Dear Shareholder:

      The following performance report for the Galaxy Equity Funds covers the six months ended April 30, 1998. The report includes a Market Overview that details major economic and market trends that affected stocks during this time, plus individual Portfolio Reviews that describe how Fleet Investment Advisors Inc. managed each Fund in this climate. At the end of the report, you will find the Funds' April 30, 1998 portfolios of investments and semi-annual financial statements.

      Returns for stocks remained exceptionally strong during the reporting period. This strength was particularly impressive given the extraordinary gains stocks have enjoyed for several years. For the 36 months ended April 30, 1998, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") earned a total return of 130% -- a three-year return unmatched since the 1950s. While stock prices were volatile in the last six months, as investors worried about inflation and future growth, falling inflation and additional growth helped stocks reach new highs.

      Given strong stock returns, it is important to remember the time-tested portfolio strategies of diversification and rebalancing. By diversifying among different asset classes, you can significantly reduce investment risk. This can be especially important with stock valuations at historic highs and vulnerable to periodic corrections. If you include bonds and cash in your portfolio, and spread investments among different market sectors, you can reduce the effect of any correction on your returns.

      If you have a long-term strategy for diversification, this may be a good time to consider rebalancing the investments in your portfolio. After significant stock gains, your portfolio may no longer represent the allocations you originally set in place. In fact, the more dramatic the change in market values, the more often you may need to rebalance. Ask your investment professional to help you make portfolio adjustments that can restore your intended allocations.

      As of March 2, we have expanded the Galaxy Equity Funds to include the Galaxy Strategic Equity Fund. A review of this Fund's objective and its performance to date are included in the pages that follow. If you have any questions about the new Fund, this report, or other Galaxy Funds and services, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.
    Dwight E. Vicks, Jr.
    Chairman of the Board of Trustees


-------------------------------- [SIDEBAR] -------------------------------------

Mutual Funds:

[bullet] are not bank deposits
[bullet] are not FDIC insured
[bullet] are not obligations of Fleet Bank
[bullet] are not guaranteed by Fleet Bank
[bullet] are subject to investment risk including possible loss of principal amount invested

----------------------------- [END SIDEBAR] ------------------------------------

                                 MARKET OVERVIEW
EQUITY MARKET OVERVIEW
By Fleet Investment Advisors Inc.

      Stock prices rose higher in the six months ended April 30, 1998. Although investors worried that economic problems in Asia would slow U.S. exports and growth, the domestic economy strengthened. At the same time, inflation fell, keeping interest rates and bond yields low. This raised expectations that the long-lived economic expansion would continue. Despite signs that sliding exports might be taking their toll on corporate earnings, stocks again reached record highs. During the period the S&P 500 earned a total return of 22.50% -- nearly four times its historic average on an annualized basis.

      In this nearly perfect investment climate, we remained committed to stocks with reasonable prices and good potential for growth. To that end, we traded issues that met or exceeded our expectations for shares whose prices were more attractive. This strategy helped many of the Galaxy Equity Funds outpace the average performance of funds with similar objectives.

Stronger Growth, Less Inflation

      At the start of the reporting period, the annual rate of inflation was about 2.2%. During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, increased at an annual rate of 3.7% -- up from 3.1% during the third quarter. Although stronger growth continued to tighten employment, putting upward pressure on wages, further gains in productivity and competitive pricing drove inflation to 1.7% by the end of the year.

      Meanwhile, the economic problems in Asia that had surfaced during the summer became a full-blown crisis. Although the prospect of reduced trade with Asia raised concerns about U.S. growth, it eased fears about inflation. Bond yields declined and stock prices rose modestly -- encouraged by strong earnings and a positive balance of supply and demand.

[CALLOUT]
"In this nearly perfect investment climate, we remained committed to stocks with reasonable prices and good potential for growth. To that end, we traded issues that met or exceeded our expectations for shares whose prices were more attractive."
[END CALLOUT]

Performance At-A-Glance

Average Annual Returns* as of April 30, 1998
Trust Shares

----------------------------- [BAR CHARTS] -------------------------------------

                      Asset Allocation Fund
                      Inception Date 12/30/91

                      Six Months*                11.78%
                      1 Year                     24.98%
                      3 Years                    21.14%
                      5 Years                    14.88%
                      Life of Fund               13.35%

                      Equity Income Fund
                      Inception Date 12/14/90

                      Six Months*                18.58%
                      1 Year                     32.41%
                      3 Years                    25.21%
                      5 Years                    18.39%
                      Life of Fund               16.85%

                      Growth and Income Fund
                      Inception Date 12/14/92

                      Six Months*                19.36%
                      1 Year                     38.13%
                      3 Years                    27.37%
                      5 Years                    21.00%
                      Life of Fund               19.96%

                      Equity Value Fund
                      Inception Date 9/1/88

                      Six Months*                19.64%
                      1 Year                     41.41%
                      3 Years                    28.99%
                      5 Years                    21.76%
                      Life of Fund               16.24%

                      Strategic Equity Fund**
                      Inception Date 3/4/98

                      Life of Fund                1.70%

                      Equity Growth Fund
                      Inception Date 12/14/90

                      Six Months*                19.73%
                      1 Year                     43.32%
                      3 Years                    30.09%
                      5 Years                    20.99%
                      Life of Fund               19.01%

                      Small Cap Value Fund
                      Inception Date 2/12/93

                      Six Months*                 9.30%
                      1 Year                     49.48%
                      3 Years                    31.35%
                      5 Years                    22.90%
                      Life of Fund               20.60%

                      Small Company Equity Fund
                      Inception Date 12/30/91

                      Six Months*                 5.69%
                      1 Year                     46.70%
                      3 Years                    24.68%
                      5 Years                    21.58%
                      Life of Fund               16.54%

                      International Equity Fund
                      Inception Date 12/30/91

                      Six Months*                21.51%
                      1 Year                     30.18%
                      3 Years                    17.53%
                      5 Years                    14.25%
                      Life of Fund               12.43%

----------------------------- [END BAR CHARTS] ---------------------------------

*  Six month returns are unannualized total returns.

** Total return from inception.

                                 MARKET OVERVIEW


      Early in 1998, the trouble in Asia worsened -- raising expectations for slower growth and a cut in interest rates. The problems in Asia also prompted a "flight to quality" that boosted demand for U.S. securities. By the middle of January, bond prices had gained enough to give 30-year Treasuries a yield of 5.69% -- an all-time low.

      As it turned out, GDP improved by an estimated rate of 4.8% in the first quarter of 1998. This may have been due partly to the flood of cash from abroad, and partly to lower import prices. While investors abandoned hope for a rate cut, a hike in rates also seemed unlikely. With falling energy prices, inflation dropped to 1.4% -- its lowest level since 1986. News of a federal budget surplus also argued against higher rates.

      Although the Asian crisis seemed to dampen corporate earnings, investors were heartened by interventions of the International Monetary Fund in February that seemed to stabilize Asian economies. With healthy consumer confidence and strong economic fundamentals, demand for stocks surged. Meanwhile, corporate consolidations and stock buyback programs continued to trim stock supplies. After a brief correction in January, stock prices advanced to new highs. This gave the S&P 500 a total return of 15.10% for the first four months of 1998.

      Stock gains were also strong overseas. After sliding at the end of 1997, as the Asian crisis worsened, foreign stocks rebounded strongly at the beginning of 1998. Stocks in Europe led the rally, benefiting from corporate restructuring, industry consolidations, and progress toward a common regional currency. Although many Asian markets recovered much of the ground they had lost, stocks in Japan languished on new economic concerns. Latin American stocks were also disappointing -- as investors favored opportunities in the emerging markets of Asia.

Investing in an Expensive Market

      As stocks became increasingly expensive, we used several strategies to increase returns for the Galaxy Equity Funds. First, we regularly traded stocks that we felt were fully

[CALLOUT]
"Although the Asian crisis seemed to dampen corporate earnings, investors were heartened by interventions of the International Monetary Fund in February that seemed to stabilize Asian economies. With healthy consumer confidence and strong economic fundamentals, demand for stocks surged."
[END CALLOUT]

Performance At-A-Glance

Average Annual Returns* as of April 30, 1998.
Retail A Shares**

----------------------------- [BAR CHARTS] -------------------------------------

                      Asset Allocation Fund
                      Inception Date 12/30/91

                      Six Months*                 7.57%
                      1 Year                     20.11%
                      3 Years                    19.41%
                      5 Years                    13.84%
                      Life of Fund               12.54%

                      Equity Income Fund
                      Inception Date 12/14/90

                      Six Months*                13.96%
                      1 Year                     26.92%
                      3 Years                    23.05%
                      5 Years                    17.09%
                      Life of Fund               15.98%

                      Growth and Income Fund
                      Inception Date 2/12/93

                      Six Months*                14.81%
                      1 Year                     32.58%
                      3 Years                    25.41%
                      5 Years                    19.75%
                      Life of Fund               19.43%

                      Equity Value Fund
                      Inception Date 9/1/88

                      Six Months*                14.91%
                      1 Year                     35.69%
                      3 Years                    26.83%
                      5 Years                    20.49%
                      Life of Fund               15.79%

                      Strategic Equity*** Fund
                      Inception Date 3/4/98

                      Life of Fund               -2.12%

                      Equity Growth Fund
                      Inception Date 12/14/90

                      Six Months*                15.06%
                      1 Year                     37.44%
                      3 Years                    27.91%
                      5 Years                    19.70%
                      Life of Fund               18.15%

                      Small Cap Value Fund
                      Inception Date 2/12/93

                      Six Months*                 5.01%
                      1 Year                     43.64%
                      3 Years                    27.27%
                      5 Years                    21.64%
                      Life of Fund               20.11%

                      Small Company Equity Fund
                      Inception Date 12/30/91

                      Six Months*                 1.52%
                      1 Year                     40.70%
                      3 Years                    22.45%
                      5 Years                    20.21%
                      Life of Fund               15.51%

                      International Equity Fund
                      Inception Date 12/30/91

                      Six Months*                16.57%
                      1 Year                     24.63%
                      3 Years                    15.37%
                      5 Years                    12.88%
                      Life of Fund               11.37%

----------------------------- [END BAR CHARTS] ---------------------------------

*   Six month returns are unannualized total returns.

** Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

*** Total return from inception

                                 MARKET OVERVIEW

valued for stocks with better price potential. Second, we sought to make our purchases at times of market weakness to enhance potential gains. Third, we gave special attention to high-quality companies with strong earnings viability that would be less vulnerable to economic concerns.

      In addition, we tried to limit exposure to companies that do business with Asia. Because investors moved rapidly among industry sectors, we also emphasized broad portfolio diversification.

Slower Growth Likely

      Believing Asia's problems may take years to resolve, we feel U.S. exports and growth may remain vulnerable in months to come. We expect inflationary pressures to moderate in this environment. Having announced in April that a rate hike might be needed to keep stock gains from overstimulating the economy, however, the Federal Reserve (the "Fed") will likely remain watchful of further inflationary pressure from wages and consumer demand. Because U.S. economic fundamentals are sound, however, we expect any hike in interest rates to be moderate and think there is further room for growth.

      In an environment of continued uncertainty, stocks prices could remain volatile in coming months -- with earnings disappointments triggering temporary market weakness. Although stock valuations continue to defy historic highs, the market could rally further if investors continue to see price corrections as buying opportunities. Given the exceptional returns stocks have earned for the last three years, however, we believe returns for 1998 may be near or below historic norms.

[CALLOUT]
"In addition, we tried to limit exposure to companies that do business with Asia. Because investors moved rapidly among industry sectors, we also emphasized broad portfolio diversification."
[END CALLOUT]

Performance At-A-Glance

Average Annual Returns* as of April 30, 1998.
Retail B Shares**

----------------------------- [BAR CHARTS] -------------------------------------

Asset Allocation Fund
Inception Date 3/4/96

Six month returns before contingent deferred sales charge          11.36%
deducted.
Six month returns after contingent deferred sales charge            6.36%
deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge           23.82%
deducted.
One year returns after contingent deferred sales charge            18.82%
deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge       18.10%
deducted.
Life of fund returns after contingent deferred sales charge        16.94%
deducted as if shares were redeemed at end of period.

Growth and Income Fund
Inception Date 3/4/96

Six month returns before contingent deferred sales charge          18.80%
deducted.
Six month returns after contingent deferred sales charge           13.82%
deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge           36.71%
deducted.
One year returns after contingent deferred sales charge            31.71%
deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge       25.74%
deducted.
Life of fund returns after contingent deferred sales charge        24.67%
deducted as if shares were redeemed at end of period.

Equity Value Fund
Inception Date 3/4/96

Six month returns before contingent deferred sales charge          18.96%
deducted.
Six month returns after contingent deferred sales charge           14.04%
deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge           39.90%
deducted.
One year returns after contingent deferred sales charge            34.90%
deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge       26.66%
deducted.
Life of fund returns after contingent deferred sales charge        25.59%
deducted as if shares were redeemed at end of period.

Strategic Equity*** Fund
Inception Date 3/4/98

Life of fund returns before contingent deferred sales charge        1.70%
deducted.
Life of fund returns after contingent deferred sales charge        -4.21%
deducted as if shares were redeemed at end of period.

Equity Growth Fund
Inception Date 3496

Six month returns before contingent deferred sales charge          19.09%
deducted.
Six month returns after contingent deferred sales charge           14.09%
deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge           41.80%
deducted.
One year returns after contingent deferred sales charge            36.80%
deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge       27.25%
deducted.
Life of fund returns after contingent deferred sales charge        26.19%
deducted as if shares were redeemed at end of period.

Small Company Equity Fund
Inception Date 3/4/96

Six month returns before contingent deferred sales charge           5.18%
deducted.
Six month returns after contingent deferred sales charge            0.55%
deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge           45.27%
deducted.
One year returns after contingent deferred sales charge            40.27%
deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge       18.21%
deducted.
Life of fund returns after contingent deferred sales charge        17.06%
deducted as if shares were redeemed at end of period.

----------------------------- [END BAR CHARTS] ---------------------------------

*   Six month returns are unannualized total returns.

** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

*** Total return from inception.

                                PORTFOLIO REVIEWS


GALAXY ASSET ALLOCATION FUND

By Don Jones
Portfolio Manager

[Photo: Don Jones]
Don Jones

      With stock prices still expensive by historic standards, we continued to hold sizable investments in bonds and cash over the last six months -- further increasing positions in corporate bonds as we found attractive opportunities. The strong yields from corporates, combined with outstanding returns from stocks, helped the Galaxy Asset Allocation Fund perform well against its market benchmark and the average flexible fund tracked by Lipper Analytical Services ("Lipper").

      For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 11.78%. For the same period, its Retail A Shares returned 11.75%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 11.36%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      These returns compare with a return of 10.85% for the average flexible fund tracked by Lipper. During the same time, the S&P 500, which tracks the performance of stocks only, returned 22.50%.

New Opportunities

      In the third quarter of 1997, before the period began, we'd increased the Fund's cash reserves. This let us take advantage of new investment opportunities that occurred with temporary market weakness at the end of the year. In buying stocks, we favored companies with strong U.S. sales over firms with excessive Asian exposure.

      In the first months of 1998, the Fund enjoyed strong performances from holdings in pharmaceutical firms and other large companies -- which offset disappointing returns from energy and certain technology shares. With large additions of new cash -- and profits from stocks that became overvalued -- we added new holdings in technology, transportation, drug, and banking firms and increased shares of existing positions.

      Throughout this time, we kept about 40% of the portfolio in bonds -- increasing the portion of high-grade corporate issues. The prices and yields of corporates became more appealing during the period as investors worried that slower economic growth would dampen corporate earnings. We further enhanced the Fund's yield with investments in asset-backed and mortgage-backed securities. Prices for mortgage-backed securities became particularly attractive when some investors overreacted to high levels of mortgage prepayments.


Defending Returns against Slower Growth

      With the prospect for slower growth in coming months, we are taking several steps to defend Fund returns. In the stock portfolio, we continue to take profits in shares that seem overvalued. Future trimming may focus on drug and technology shares, where gains have been particularly strong. As in recent months, we are de-emphasizing stocks whose fortunes are tied to an expanding U.S. economy or trade with Asia. We remain committed to financial stocks, which should benefit further from merger and acquisition activity. Recently, we have added shares of energy firms -- which became attractive as oil prices fell. We expect to keep a portion of the portfolio in cash to make the most of other opportunities that a stock correction might bring.

      We also plan to maintain the 40% allocation to bonds. We think bonds could benefit as investors grow more confident that inflation will stay low. As in the stock portfolio, we expect to emphasize corporate bonds of companies in defensive sectors with strong balance sheets and good potential for earnings growth.

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.


--------------------------------- [PIE CHART] ----------------------------------
Galaxy Asset
Allocation Fund

Distribution of Total Net Assets
as of April 30, 1998

                      Common & Convertible Preferred
                        Stocks                           47%
                      Corporate Notes & Bonds            23%
                      Repurchase Agreement &
                        Net Other Assets & Liabilities   14%
                      U.S. Government & Agency
                        Obligations                      14%
                      Asset-Backed and Mortgage-Backed
                        Securities                        2%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Asset
Allocation Fund
Growth of $10,000 investment*

[solid box] S&P 500                                       31,186
[solid box] Galaxy Asset Allocation - Retail A Shares     21,134
[solid box] Galaxy Asset Allocation - Trust Shares        22,115
[solid box] Galaxy Asset Allocation - Retail B Shares     14,014

--------------------------------------------------------------------------------

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS


GALAXY EQUITY INCOME FUND
By Ed Klisiewicz
Portfolio Manager

[Photo: Ed Klisiewicz]
Ed Klisiewicz

      With low interest rates and economic trouble abroad, stocks with good dividends performed well in the last six months. By focusing on high-quality issues of companies with reliable earnings, we helped the Galaxy Equity Income Fund make the most of this environment and perform well against other funds with similar investment objectives.

      For the six months ended April 30, 1998, the Fund's Trust Shares had a total return of 18.58%. Over the same time, Retail A Shares had a total return of 18.38%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) Those returns compare to a return of 12.83% for the average equity income fund tracked by Lipper and a return of 22.50% for the S&P 500.

Focus on Earnings

      With a decline in interest rates at the end of 1997, the Fund enjoyed strong returns from interest-sensitive issues -- particularly in the utility sector. During times of temporary market weakness, we put cash to work in selected shares of banks, telephone companies, and real estate investment trusts (REITs). With investors concerned about the impact of Asia's problems on U.S. earnings, we gave extra attention to high-quality stocks of companies with reliable earnings and minimal exposure to Asia.

      We continued to emphasize earnings in the first months of 1998. This served the Fund well, as investors remained uncertain about where the economy would head. Although returns from energy shares were disappointing, the Fund earned good returns from shares of financial and consumer staples firms that benefited from merger speculation. Using new cash and profits we took in overvalued issues, we increased positions in telephone companies and high-yielding REITs.

Future Strategies

      We continue to look for financial firms, that might be takeover candidates. To optimize these and other investment opportunities, we are still holding sizable cash reserves. New opportunities could arise in coming months if economic growth slows and stock prices correct.

      In choosing stocks for the Fund, we plan to remain focused on high-quality securities with good yields that are issued by companies with strong earnings histories. Where we can, we will emphasize companies with the potential for dividend growth. We think health care stocks still look interesting and have recently made modest purchases of drug and hospital-services shares.


Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December 1990. He has managed portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1970.



GALAXY GROWTH AND INCOME FUND
By Brendan Henebry
Portfolio Manager

      As stock prices advanced in the last six months, we continued to take profits in shares that had performed well and buy shares that we felt had better value. This helped the Galaxy Growth and Income Fund make the most of an increasingly expensive market and earn returns for the six months ended April 30, 1998 that exceeded the average return for growth and income funds tracked by Lipper.

      During the period, the Fund's Trust Shares had a total return of 19.36%, and Retail A Shares earned 19.26%, before deducting the maximum 3.75% front-end sales charge. Over the same time, Retail B Shares earned 18.80%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)


--------------------------------- [PIE CHART] ----------------------------------
Galaxy Equity
Income Fund

Distribution of Total Net Assets
as of April 30, 1998

                 Consumer Staples                            19%
                 Repurchase Agreement                        15%
                 Finance                                     18%
                 Energy                                      10%
                 Utilities                                    9%
                 Consumer Cyclical                            8%
                 Technology                                   8%
                 Capital Goods & Construction                 6%
                 Other Common Stocks                          6%
                 U.S. Government & Agency Obligations &
                   Net Other Assets & Liabilities             1%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------
Galaxy Equity
Income Fund
Growth of $10,000 investment*

[solid box] S&P 500                                     41,166
[solid box] Galaxy Equity Income - Retail A Shares      29,836
[solid box] Galaxy Equity Income - Trust Shares         31,526

--------------------------------------------------------------------------------

*Since inception on 12/14/90. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Brendan Henebry]
Brendan Henebry


      For the same period, the S&P 500 had a return of 22.50%, while the average growth and income fund tracked by Lipper had a return of 14.29%.

Looking for Value

      In October 1997, before the period began, we took profits in certain bank, health care, and oil-services shares that had performed well. When stock prices corrected later in October, we used some of these proceeds to buy selected banking and insurance shares and to add a specialty retailer and a water filtration company to the portfolio. The Fund's banking and insurance stocks, along with other financial-services shares, performed well as interest rates fell in November and December. At the end of 1997 we used additional market weakness to increase our long-term commitment to the technology sector.

      When stock prices weakened early in 1998, we further increased technology positions and introduced shares of a packaging firm. In addition, we traded shares of a drug company with high valuations for a health maintenance organization that we felt was undervalued. With strong flows of new cash in February and March, we added a position in a biotech company and increased shares of retail firms -- believing they should benefit from strong consumer demand. We further reduced investments in drug stocks and cut holdings in the energy sector. We remained overweighted in oil services companies, however, which we feel have strong long-term potential. With further gains in the financial sector, we took additional profits there.

Focus on Quality and Diversification

      Although stock valuations are quite high by historic norms, we believe equity investors will be rewarded by taking a long-term view and holding diversified portfolios of quality firms. The Fund's portfolio remains broadly diversified among high-quality names that we expect to perform well for the next year or two. We have used profits from several major pharmaceutical companies to buy shares of broad-based health care firms whose earnings should be consistent even if the economy slows. Having taken profits in the financial sector, we are now slightly underweighted there. Should new market weakness create other opportunities, we hope to add financial shares.


Brendan Henebry has managed the Galaxy Growth and Income Fund, and its predecessor, since inception in December 1992. He has managed equity portfolios since 1969.



GALAXY EQUITY VALUE FUND
By G. Jay Evans, CFA
Portfolio Manager

      In the six months ended April 30, 1998, the Galaxy Equity Value Fund outperformed both its market benchmark and the average fund with similar investment objectives. This was due principally to its strong position in consumer cyclicals -- which outperformed strongly during the period.

      Over this time, Trust Shares of the Galaxy Equity Value Fund earned a total return of 19.64%. For the same period, Retail A Shares returned 19.38%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 18.96%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page


--------------------------------- [PIE CHART] ----------------------------------

Galaxy Growth
and Income Fund

Distribution of Total Net Assets
as of April 30, 1998

                    Consumer Staples                   20%
                    Other Preferred & Common Stocks    18%
                    Finance                            13%
                    Technology                         13%
                    Consumer Cyclical                  12%
                    Capital Goods & Construction        9%
                    Energy                              8%
                    Repurchase Agreement & Net Other
                      Assets & Liabilities              7%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Growth and Income Fund
Growth of $10,000 investment*


[solid box] S&P 500                                        29,324
[solid box] Galaxy Growth and Income - Retail A Shares     25,231
[solid box] Galaxy Growth and Income - Trust Shares        26,598
[solid box] Galaxy Growth and Income - Retail B Shares     16,087

--------------------------------------------------------------------------------

*Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares.
 Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: G. Jay Evans]
G. Jay Evans


3 for total returns after deducting the contingent deferred sales charge.)

      For the same six-month period, the average growth and income fund tracked by Lipper earned a return of 14.29% and the S&P 500 returned 22.50%.

Top Performers

      Consumer cyclicals benefited as higher wages and greater job security combined with mortgage refinancings, lower oil prices, and a roaring stock market to push consumer confidence near record levels. Holdings in auto, apparel, homebuilding, and retail firms were among the top performers in this part of the portfolio.

      Technology issues also contributed to performance, as they recovered from pre-announcements of earnings disappointments. In typical bull-market fashion, investors ignored the near-term slack in demand caused by problems in Asia and embraced the positive long-term outlook for technology shares. During the period the Fund was correctly underweighted in the underperforming energy and consumer staples sectors. Within the health care group, the Fund benefited from an excellent selection of individual issues.

Rosy Glasses

      Looking ahead, the greatest risk in the market is that profits will fail to meet expectations due to greater price pressure, higher labor costs, and slower improvement in productivity. Stocks could also fall prey to uncertainties about Asian economies and the ability of companies to reprogram their computers for the Year 2000. Such concerns are balanced, however, by an excellent outlook for inflation, the likelihood of further economic growth, ongoing merger potential and the continued flow of money into stocks.

      Near term, happy investors will view the relative importance of these factors through rosy glasses. We expect a fairly volatile market, however, with rapid sector rotation. Such an environment should provide further opportunities for our valuation system to identify mispriced stocks that can add to Fund returns.



G. Jay Evans has managed the Galaxy Equity Value Fund since April 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1981.



GALAXY STRATEGIC EQUITY FUND
By Peter B. Hathaway, CFA
Portfolio Manager

      The Galaxy Strategic Equity Fund seeks to provide a core equity investment for investors who desire growth with below market risk, reasonable income, and a value-oriented investment style. To achieve these objectives, we select stocks from a universe of 300 to 400 large- and mid-sized companies similar to those in the S&P 500 (and monitored by Fleet Investment Advisors Equity Analysts). Two-year potential forecast returns for each stock, giving consideration to its price and future earnings potential, provide the focus for buy and sell candidates. This process also leads to stock, industry and sector concentration and is non-discriminatory with regard to the selection of growth and value stocks or stocks of large and medium sixed companies.

      From the Fund's inception on March 4, 1998, through the end of the reporting period on April 30, 1998, Trust Shares earned a total return of 1.70%. For the same period, Retail A



--------------------------------- [PIE CHART] ----------------------------------

Galaxy Equity
Value Fund

Distribution of Total Net Assets
as of April 30, 1998

                  Consumer Cyclical                       21%
                  Finance                                 18%
                  Technology                              15%
                  Capital Goods & Construction            10%
                  Consumer Staples                        10%
                  Utilities                               10%
                  Energy                                   7%
                  Repurchase Agreement & Net Other
                    Assets & Liabilities                   6%
                  Other Common Stocks                      3%


--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------
Galaxy Equity Value Fund
Growth of $10,000 investment*


[solid box] S&P 500                                        55,752
[solid box] Galaxy Equity Value - Retail A Shares          41,216
[solid box] Galaxy Equity Value - Trust Shares             43,453
[solid box] Galaxy Equity Value - Retail B Shares          16,345

--------------------------------------------------------------------------------

*Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Peter B. Hathaway]
Peter B. Hathaway


Shares returned 1.70%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 1.70%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

     Over the same time, the average growth and income fund tracked by Lipper earned a return of 5.17% and the S&P 500 returned 6.19%.

Building the Portfolio

      In building the portfolio, those stocks having the more attractive forecast returns lead to a 45%/55% mix of mid-cap and large-cap stocks as compared to 35%/65% for the S&P 500. By sector, the portfolio is overweighted in healthcare, specialty retail, technology and energy, with below market weightings in consumer staples, basic materials, finance and utilities.

      In an extended business cycle, earnings viability enhances the confidence in forecast returns. Stocks of growth companies, having more stable earnings growth, comprise nearly 60% of the portfolio with the remainder invested in cyclical and value stocks. While the Fund's dividend yield is modestly below the S&P 500's dividend yield, the portfolio's valuation as measured by its price-to-earnings ratio is 15% below that of the market and its projected long-term earnings growth rate is higher.

Looking Ahead

      We believe this portfolio mix should serve the Fund well in coming months. Although Asia's economic problems may cloud the outlook for U.S. earnings, we believe our economy lacks the excesses that usually signal a waning expansion. While economic growth may slow, we expect further growth from quality companies. With stock valuations still breaking records, however, and earnings disappointments likely to prompt market weakness, we think value investors could find many new opportunities. Feeling that the energy and technology stocks offer more value than other sectors, we plan to add shares of those groups as opportunities arise.

Peter Hathaway has managed the Galaxy Strategic Equity Fund since its inception in March 1998. He has worked for Fleet Investment Advisors Inc. or its predecessors since 1964 and has managed investments since 1974.


GALAXY EQUITY GROWTH FUND
By Bob Armknecht
Portfolio Manager

      While the stock market, as measured by the S&P 500, rose significantly over the past six months, it became increasingly narrow in its focus and experienced significant rotation among industry sectors. During this time we continued to emphasize stocks of large firms, whose reliable earnings attracted investors at a time of economic uncertainty. In addition, we focused on sectors with especially strong earnings growth potential due to long-term demographic, technological and economic trends. A third tactic was to realize profits in stocks that we believed had advanced too quickly and use the proceeds for shares with greater promise.

      Through these actions, the Galaxy Equity Growth Fund significantly outperformed the average growth fund tracked by Lipper. For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 19.73%. Over the same time, Retail A Shares earned 19.54%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 19.09%, before deducting the 5.00% maximum contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)


--------------------------------- [PIE CHART] ----------------------------------

Galaxy Strategic
Equity Fund

Distribution of Total Net Assets
as of April 30, 1998


                    U.S. Agency Obligation &
                      Net Other Assets & Liabilities   18%
                    Consumer Cyclical                  15%
                    Technology                         15%
                    Consumer Staples                   14%
                    Capital Goods & Construction       10%
                    Energy                             10%
                    Basic Materials                     7%
                    Finance                             7%
                    Other Common Stocks                 4%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Strategic
Equity Fund
Growth of $10,000 investment*

[solid box] S&P 500                                           10,619
[solid box] Galaxy Strategic Equity - Retail A Shares          9,788
[solid box] Galaxy Strategic Equity - Trust Shares            10,170
[solid box] Galaxy Strategic Equity - Retail B Shares          9,579

--------------------------------------------------------------------------------

*Since inception on 3/4/98 for Trust, Retail A Shares and Retail B Shares.
 Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Bob Armknecht]
Bob Armknecht

      Those returns compare with an average return of 15.37% for growth funds tracked by Lipper and a return of 22.50% for the S&P 500.

Portfolio Focus

      As a result of our investment strategies, which we have used for more than a year, we gave extra attention to shares of health care, energy, financial, technology and communications firms. When Asian troubles sent investors to quality domestic firms at the end of 1997, the Fund benefited from its emphasis on health care stocks, as well as other large consumer issues. Returns from those shares offset disappointing performances by technology and energy shares.

      Although energy and technology stocks continued to disappoint in the first quarter of 1998, there were strong performances from retail, drug and financial shares. Some individual technology stocks also contributed positively to performance. During this time we used large flows of new cash that came into the Fund to increase shares of retail, basic materials, and financial firms. Because prices for energy stocks had become quite attractive, we also added investments there. At the end of the period, energy and technology stocks started to rebound. We used further additions of new cash to increase selected holdings across a number of sectors.

A Long-Term Strategy

      We believe the investment themes we have chosen should serve the Fund well in months to come. These themes are based on long-term trends with significant time to run. This potential for sustainable earnings growth should help protect Fund returns should we face renewed short-term uncertainty from further economic deterioration abroad or fears of hikes in interest rates by the Fed.



Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.


GALAXY SMALL CAP VALUE FUND
By Peter Larson
Portfolio Manager

      In the past six months the economic uncertainty caused by trouble in Asia kept investors focused on the more reliable earnings of larger companies. Although prices for stocks of smaller firms continued to lag in this climate, their gains were strong by historic norms. By maintaining our strategy of taking profits in stocks that had performed well and adding investments with better value, we helped the Galaxy Small Cap Value Fund benefit from this environment.

      For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 10.33%. Over the same time, Retail A Shares earned 10.12%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) These returns compare to 12.73% earned by the average small-company growth fund tracked by Lipper and to 11.88% earned by the Russell 2000 Index (the "Russell 2000").

Value in Technology, Energy and REITs

      At the end of 1997, when the period began, stocks of smaller firms that represented good value were outperforming other small-cap shares. During this time, the Fund


--------------------------------- [PIE CHART] ----------------------------------

Galaxy Equity
Growth Fund

Distribution of Total Net Assets
as of April 30, 1998

                  Consumer Staples                        19%
                  Technology                              17%
                  Finance                                 15%
                  Consumer Cyclical                       13%
                  Capital Goods & Construction            11%
                  Energy                                  11%
                  Convertible Preferred &
                    Other Common Stocks                    9%
                  Repurchase Agreement
                    and Net Other Assets & Liabilities     5%

                  Net Other Assets & Liabilities = (1)%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Equity Growth Fund
Growth of $10,000 investment*

[solid box] S&P 500                                        37,739
[solid box] Galaxy Equity Growth - Retail A Shares         34,224
[solid box] Galaxy Equity Growth - Trust Shares            36,099
[solid box] Galaxy Equity Growth - Retail B Shares         16,517

--------------------------------------------------------------------------------

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Peter Larson]
Peter Larson


benefited from investments in insurance stocks, which gained as interest rates fell, as well as investments in banking stocks, which gained on further consolidation within their industry. As we took profits in shares with strong returns, we increased investments in shares of real estate investment trusts and technology companies.

      In the first months of 1998, the Fund enjoyed outstanding returns from many individual issues that benefited from corporate mergers. Many of these stocks were concentrated in the finance and technology sectors. These returns, plus additional contributions from insurance stocks, helped offset disappointing performance from energy stocks -- which suffered as oil prices fell. Believing that energy stocks represented some of the better values in an increasingly expensive market, we raised positions there. With valuations for banking stocks quite high, we took profits in that sector.

New Pockets of Value

      If economic growth slows later this year, and stock prices correct, stocks of small companies should hold up relatively well. We believe valuations of smaller firms remain quite reasonable compared to valuations of larger firms. We continue to hold a sizable cash reserve that we could put to work if market weakness creates new pockets of value. Still suffering from a downturn in oil prices, energy stocks may be likely candidates for purchase. Given the high valuations for stocks generally, however, we expect to remain focused on finding value in individual issues.


Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1992. He has managed small company portfolios since 1981.


GALAXY SMALL COMPANY
EQUITY FUND
By Steve Barbaro
Portfolio Manager

      The same economic uncertainty that caused stocks of small companies to underperform stocks of large companies in the past six months caused small-cap stocks oriented toward growth to underperform other issues in the sector. Although the Galaxy Small Company Equity Fund earned a solid return during this time by historic norms, the Fund lagged its market benchmark due to its focus on growth investments. The Fund was also hurt by a poor performance from investments in the health care sector.

      Offsetting these factors were overweightings in airline and technology stocks, which performed well during the period. With investors looking for value in an increasingly costly market, we further enhanced returns by emphasizing investments that had appealing valuations as well as strong growth potential.

      In the six months ended April 30, 1998, the Fund's Trust Shares had a total return of 5.69%. For the same period, Retail A Shares earned 5.49%, before deducting the maximum 3.75% front-end sales charge and Retail B Shares earned 5.18%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      These returns compare with the average return of 12.73% for small company growth funds tracked by Lipper, and a return of 11.88% for the Russell 2000.



--------------------------------- [PIE CHART] ----------------------------------

Galaxy Small Cap
Value Fund

Distribution of Total Net Assets
as of April 30, 1998

               Technology                                   20%
               Consumer Cyclical                            17%
               Consumer Staples                             14%
               Capital Goods & Construction                 12%
               Finance                                      12%
               Repurchase Agreement, Corporate Bond
                 & Net Other Assets & Liabilities           13%
               Other Common Stocks                           7%
               Energy                                        5%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Small Cap Value Fund
Growth of $10,000 investment*

[solid box] Russell 2000                                      24,634
[solid box] Galaxy Small Cap Value - Retail A Shares          25,988
[solid box] Galaxy Small Cap Value - Trust Shares             27,367

--------------------------------------------------------------------------------

*Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares.
 Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Steve Barbaro]
Steve Barbaro


Trading for Value

      At the end of 1997, the small-cap sector was hurt by profit taking in energy and technology issues. Although the Fund was overweighted in energy shares, it was underweighted in technology stocks. We used the weakness in small-cap stocks to buy shares of better-quality companies with more visible earnings -- adding new names while enlarging old positions.

      Many of the stocks we bought came from the technology sector, which rebounded in the first quarter of 1998. As falling oil prices caused further disappointments from energy stocks during the quarter, we trimmed positions in that sector. With the proceeds from these sales, and profits we took in other issues that had performed well, we made additional investments in technology stocks -- as well as health care and consumer firms.

      While many of the Fund's technology and health care stocks underperformed at the end of the period, the Fund benefited from its selection of auto stocks. A strong rebound in energy stocks also helped returns. As in previous months, we added shares of technology, health care and consumer firms as we found attractive prices. We also took advantage of opportunities in capital goods and transportation stocks. We paid for these purchases with profits from technology and airline stocks that we felt had become overpriced.

An Attractive Play

      If investors remain hopeful about the economy in coming months, the more reasonable valuations of small-cap growth stocks could help them outperform. Small-cap stocks may also draw investors with the recent strength of their earnings and their greater focus on domestic sales.

      As before, we will continue to look for stocks with reasonable valuations versus their potential for growth. We will also remain committed to companies with good earnings viability.


Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December 1991. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.



GALAXY INTERNATIONAL EQUITY FUND
By Thomas M. O'Neill, Chief Investment Officer
Fleet Investment Advisors Inc.,
and Oechsle International Advisors, L.P.
Sub-Advisor

      The Galaxy International Equity Fund performed well in the last six months -- far outpacing its market benchmark and the average international fund tracked by Lipper. This was due largely to an underweighting in Asian stocks, which performed poorly during the period, and an overweighting in stocks of the better-performing European bourses. The Fund's weightings in individual markets and its selection of investments also contributed positively to returns.

      For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 21.51%. Over the same time, Retail A Shares earned 21.10%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

      Those returns compare with 17.21% for the average international fund tracked by


--------------------------------- [PIE CHART] ----------------------------------

Galaxy Small Company
Equity Fund

Distribution of Total Net Assets
as of April 30, 1998

                  Technology                              38%
                  Consumer Staples                        17%
                  Consumer Cyclical                       16%
                  Other Common Stocks                     12%
                  Capital Goods & Construction             6%
                  Repurchase Agreement &
                    Net Other Assets & Liabilities         6%
                  Energy                                   5%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy Small Company Equity Fund
Growth of $10,000 investment*

[solid box] Russell 2000                                          28,015
[solid box] Galaxy Small Company Equity - Retail A Shares         24,913
[solid box] Galaxy Small Company Equity - Trust Shares            26,356
[solid box] Galaxy Small Company Equity - Retail B Shares         14,044

--------------------------------------------------------------------------------

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

                                PORTFOLIO REVIEWS

[Photo: Thomas M. O'Neill]
Thomas M. O'Neill


Lipper, and 15.44% for the Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index.

Focus on Europe

      For some time, the Fund has been underweighted in Japan as compared to the EAFE Index. When the period began in November 1997, Japanese stocks accounted for about 20% of the Fund's equity holdings and about 30% of the EAFE Index. This helped to buffer the Fund as the economic crisis in Southeast Asia worsened and infected the economy of Japan. The Fund also profited from overweightings in the better-performing European markets of Italy, France and the Netherlands.

      With further deterioration in Southeast Asia, we reduced investments there -- as well as shares of firms outside the region with ties to Southeast Asian economies. As stock prices weakened in Japan, we took advantage of selected opportunities in high-quality issues with good value. During this time we also found opportunities in European stocks with a small Asian exposure that seemed to become oversold. With uncertainty about the long-term effects of Asia's troubles on European economies, we emphasized stocks in non-cyclical sectors.

      In the first months of 1998 the Fund's underweighting in Japan and overweighting in the strongly performing markets of the Netherlands, Italy and France more than compensated for underweightings in the solid-performing markets of Germany and the United Kingdom and overweightings in the lesser-performing markets of Latin America and Australia. The Fund also benefited from strong stock selection in Europe. During this time we took profits in Japanese stocks whose valuations had become excessive and added stocks that we expect to benefit from further consolidation among companies in Europe. We also took advantage of selected opportunities that arose in the Philippines. Generally, however, we remained cautious about the markets of Southeast Asia.

Continued Caution in Asia

      We expect to stay underweighted in Southeast Asia in coming months -- believing economies there could unravel further before they improve. Even if the region becomes more stable, we feel its stock prices remain quite high. We will also be wary in Japan, where economic problems abound, but may look for individual Japanese companies that could be part of a recent restructuring trend. Restructuring will also remain a theme in European investments and may lead us outside the large-cap area, where investments have been concentrated so far.

      We expect to remain overweighted in Latin America, especially in Mexico. We believe that investors may soon flee Asia again for emerging markets with better fundamentals.


Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. Oeschle International Advisors, L.P., serves as sub-advisor for the Fund. Oeschle International Advisors, L.P. is a $9.4 billion firm dedicated to international investing.


--------------------------------- [PIE CHART] ----------------------------------

Galaxy International
Equity Fund

Distribution of Total Net Assets
as of April 30, 1998

                 Europe                                  54%
                 United Kingdom                          18%
                 Far East                                16%
                 Central & South America                  6%
                 Australia                                3%
                 Repurchase Agreement & Net
                   Other Assets & Liabilities             3%

--------------------------------------------------------------------------------



--------------------------------[MOUNTAIN CHART]--------------------------------

Galaxy International Equity Fund
Growth of $10,000 investment*

[solid box] Morgan Stanley Europe, Australia & Far East Index    17,561
[solid box] Galaxy International Equity - Retail A Shares        19,778
[solid box] Galaxy International Equity - Trust Shares           20,998

--------------------------------------------------------------------------------

*Since inception on 12/30/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

THE GALAXY FUND

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                         Value
    Shares                                             (Note 2)
   --------                                           ---------
COMMON STOCKS - 46.50%

                  Consumer Staples - 11.30%

     45,000       Becton Dickinson & Co. .........  $  3,133,125
    110,000       Bestfoods ......................     6,036,250
    100,000       Coca Cola Enterprises, Inc. ....     3,775,000
     45,000       Elan Corp. Plc, ADR * ..........     2,795,625
     75,000       Genzyme Corp.* .................     2,320,313
     40,000       Gillette Co. ...................     4,617,500
    100,000       Lilly (Eli) & Co. ..............     6,956,250
     60,000       Merck & Co., Inc. ..............     7,230,000
    145,000       PepsiCo, Inc. ..................     5,754,688
     80,000       Pfizer, Inc. ...................     9,105,000
     50,000       Procter & Gamble Co. ...........     4,109,375
     20,000       Warner-Lambert Co. .............     3,783,750
                                                    ------------
                                                      59,616,876
                                                    ------------
                  Technology - 8.04%

     60,000       Automatic Data Processing, Inc.      4,016,250
     80,000       Boston Scientific Corp.* .......     5,785,000
    100,000       Cisco Systems, Inc.* ...........     7,325,000
     50,000       Compaq Computer Corp. ..........     1,403,125
     35,000       EMC Corp.* .....................     1,614,375
     50,000       Maxim Integrated Products, Inc.*     2,018,750
     80,000       Hewlett-Packard Co. ............     6,025,000
     50,000       Intel Corp. ....................     4,040,625
     60,000       Motorola, Inc. .................     3,337,500
     60,000       Xerox Corp. ....................     6,810,000
                                                    ------------
                                                      42,375,625
                                                    ------------
                  Finance - 7.73%

     50,000       American International
                    Group, Inc. ..................     6,578,125
     35,000       Associates First Capital Corp. .     2,616,234
     25,000       BankBoston Corp. ...............     2,698,438
     17,000       Chase Manhattan Corp. ..........     2,355,563
     82,000       Fannie Mae .....................     4,909,750
     60,000       First Union Corp. ..............     3,622,500
     60,000       Hartford Financial
                  Services Group, Inc. ...........     6,645,000
    100,000       Norwest Corp. ..................     3,968,750
     40,000       SunAmerica, Inc. ...............     1,997,500
     50,000       Washington Mutual, Inc. ........     3,503,125
      5,000       Wells Fargo & Co. ..............     1,842,500
                                                    ------------
                                                      40,737,485
                                                    ------------
                  Capital Goods and Construction - 4.31%

     80,000       Boeing Co. .....................     4,005,000
     50,000       Dresser Industries, Inc. .......     2,643,750
     60,000       General Electric Co. ...........     5,107,500
    115,000       Thermo Electron Corp.* .........     4,578,438
     25,000       United Technologies Corp. ......     2,460,938
    120,000       US Filter Corp.* ...............     3,915,000
                                                    ------------
                                                      22,710,626
                                                    ------------
                  Consumer Cyclical - 3.89%

    120,000       Home Depot, Inc. ...............   $ 8,355,000
     60,000       McDonald's Corp. ...............     3,712,500
    170,000       Sherwin-Williams Co. ...........     6,056,250
     70,000       Walgreen Co. ...................     2,415,000
                                                    ------------
                                                      20,538,750
                                                    ------------
                  Energy - 3.79%

     35,000       Baker Hughes, Inc. .............     1,417,500
     30,000       Enron Corp. ....................     1,475,625
     50,000       Halliburton Co. ................     2,750,000
     70,000       Mobil Corp. ....................     5,530,000
     80,000       Noble Affiliates, Inc. .........     3,450,000
     65,000       Schlumberger, Ltd. .............     5,386,875
                                                    ------------
                                                      20,010,000
                                                    ------------
                  Basic Materials - 3.23%

    110,000       Crown Cork & Seal Co., Inc. ....     5,726,875
     60,000       Minnesota Mining &
                  Manufacturing Co. ..............     5,662,500
    140,000       Sonoco Products Co. ............     5,626,250
                                                    ------------
                                                      17,015,625
                                                    ------------

                  Utilities - 2.83%

     90,000       Frontier Corp. .................     2,694,375
    120,000       SBC Communications, Inc. .......     4,972,500
    170,000       WorldCom, Inc.* ................     7,272,813
                                                    ------------
                                                      14,939,688
                                                    ------------
                  Transportation - 1.38%

     40,000       Burlington Northern
                  Santa Fe Corp. .................     3,960,000
    120,000       Southwest Airlines Co. .........     3,292,500
                                                    ------------
                                                       7,252,500
                                                    ------------
                  Total Common Stocks ............   245,197,175
                  (Cost $166,866,629)               ------------

   Par Value
   ---------

CORPORATE NOTES AND BONDS - 23.19%

$ 2,225,000       Abbott Laboratories
                  6.00%, 03/15/08 ................     2,211,872
  1,000,000       American Express Credit Corp.
                  6.13%, 06/15/00 ................     1,003,750
  1,000,000       American Express Co.
                  Senior Bond
                  6.75%, 06/23/04 ................     1,028,750
    200,000       American Telephone &
                  Telegraph Corp.
                  7.00%, 05/15/05 ................       209,500
    500,000       Archer Daniels-Midland Co.
                  Debenture
                  8.13%, 06/01/12 ................       576,250


                       See Notes to Financial Statements.

THE GALAXY FUND

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                           Value
    Par Value                                            (Note 2)
    ---------                                            --------
CORPORATE NOTES AND BONDS (continued)

$ 1,000,000       Arizona Public Service Co.
                  First Mortgage
                  7.63%, 06/15/99 ................  $  1,016,250
  1,000,000       Associates Corp. of
                  North America
                  Senior Note
                  7.25%, 09/01/99 ................     1,014,260
  1,000,000       Associates Corp. of
                  North America, MTN
                  6.13%, 11/12/99 ................     1,000,040
  1,000,000       Associates Corp. of
                  North America
                  Senior Note
                  5.25%, 03/30/00 ................       987,500
  1,000,000       Associates Corp. of
                  North America
                  5.85%, 01/15/01 ................       996,250
  1,000,000       Bank One Milwaukee, MTN
                  6.35%, 03/19/01 ................     1,008,750
  1,000,000       Borg-Warner Automotive, Inc.
                  Senior Note
                  7.00%, 11/01/06 ................     1,035,000
  2,000,000       Branch Banking & Trust
                  Senior Note
                  6.20%, 09/15/99 ................     2,012,720
    200,000       Burlington Northern Santa Fe
                  6.88%, 02/15/16 ................       201,250
    330,000       California Infrastructure PG&E
                  6.16%, 06/25/03 ................       331,752
  1,000,000       Caterpillar Financial
                  Services Corp., MTN
                  6.84%, 09/15/99 ................     1,009,540
  1,000,000       Caterpillar Financial
                  Services Corp.
                  Series F, MTN
                  6.40%, 04/16/01 ................     1,011,250
  1,700,000       Caterpillar Financial
                  Services Corp., MTN
                  6.00%, 05/23/02 ................     1,691,500
    500,000       CIT Group Holdings, Inc.,
                  Senior MTN
                  6.20%, 06/17/99 ................       500,805
  1,150,000       CIT Group Holdings, Inc., MTN
                  6.40%, 01/28/00 ................     1,157,187
  1,200,000       Citicorp, Senior MTN
                  8.63%, 11/01/04 ................     1,246,500
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 ................     1,045,000
  1,000,000       Coca-Cola Enterprises, Inc.
                  6.70%, 10/15/36 ................     1,037,500
  1,100,000       Commercial Credit Co.
                  6.00%, 04/15/00 ................     1,101,375
  1,000,000       Commercial Credit Co.
                  5.75%, 07/15/00 ................       995,000
  1,000,000       Commercial Credit Co.
                  5.55%, 02/15/01 ................       988,750
  1,400,000       Commercial Credit Co.
                  6.50%, 08/01/04 ................     1,407,000
  2,000,000       Consolidated Natural Gas
                  6.80%, 12/15/27 ................     2,012,500
  2,000,000       Crown Cork & Seal Finance Plc
                  7.00%, 12/15/06 ................     2,072,500
  1,500,000       Deere (John) Capital Corp.
                  6.30%, 06/01/99 ................     1,504,500
    500,000       Disney (Walt) Co., Series A
                  6.38%, 03/30/01 ................       506,875

CORPORATE NOTES AND BONDS (continued)

$ 1,500,000       Disney (Walt) Co., Series B
                  6.75%, 03/30/06 ................  $  1,554,375
  1,000,000       First Union Corp.
                  6.60%, 06/15/00 ................     1,013,750
  1,000,000       Ford Motor Credit Co.
                  7.75%, 10/01/99 ................     1,021,810
  1,000,000       Ford Motor Credit Co.
                  8.38%, 01/15/00 ................     1,038,750
  2,000,000       Ford Motor Credit Co.
                  6.38%, 10/06/00 ................     2,017,500
  1,000,000       Ford Motor Credit Co.
                  6.50%, 02/28/02 ................     1,012,500
  3,000,000       G.E. Capital Corp.,
                  Series A, MTN
                  5.76%, 04/24/00 ................     2,996,250
  1,000,000       G.E. Capital Corp.,
                  Series A, MTN
                  5.92%, 04/03/01 ................       996,250
  3,000,000       General Motors Acceptance Corp.
                  7.00%, 03/01/00 ................     3,048,750
  1,000,000       General Motors Acceptance Corp.
                  6.88%, 07/15/01 ................     1,021,250
  1,000,000       Georgia Power Co.
                  6.13%, 09/01/99 ................     1,001,250
    250,000       GTE Corp.
                  6.46%, 04/15/08 ................       252,350
  1,000,000       GTE North, Inc., Series D
                  6.90%, 11/01/08 ................     1,038,750
  1,425,000       GTE Corp.
                  6.84%, 04/15/18 ................     1,423,218
  3,000,000       Heinz (H.J.) Co., Euro Bond
                  5.75%, 02/03/03 ................     2,947,200
    750,000       Heinz (H.J.) Co.
                  6.88%, 01/15/03 ................       773,437
  1,000,000       Hershey Foods Corp.
                  6.70%, 10/01/05 ................     1,042,500
  1,300,000       Hershey Foods Corp.
                  7.20%, 08/15/27 ................     1,387,750
  1,000,000       Hertz Corp., Senior Note
                  7.00%, 04/15/01 ................     1,021,250
  1,000,000       Household Finance Corp.
                  7.75%, 06/01/99 ................     1,016,480
  2,000,000       Ingersoll-Rand, Senior Note
                  6.26%, 02/15/01 ................     2,010,000
  1,000,000       International Business
                  Machines Corp.
                  7.50%, 06/15/13 ................     1,096,250
  2,000,000       International Business
                  Machines Corp.
                  6.22%, 08/01/27 ................     2,032,500
    500,000       International Paper Co.
                  7.00%, 06/01/01 ................       513,750
  1,000,000       Keycorp Institutional
                  Capital Corp.
                  6.63%, 06/01/99 (B) ............     1,005,800
  1,500,000       Lockheed Martin Corp.
                  6.85%, 05/15/01 ................     1,530,000
  1,500,000       Lucent Technologies, Inc.
                  7.25%, 07/15/06 ................     1,597,500
    500,000       Masco Corp.
                  6.63%, 09/15/99 ................       504,375
    500,000       May Department Stores Co.
                  6.88%, 11/01/05 ................       518,750

                       See Notes to Financial Statements.

THE GALAXY FUND

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
CORPORATE NOTES AND BONDS (continued)

$ 2,025,000       McDonald's Corp., Senior MTN
                  5.95%, 01/15/08 ................  $  1,987,030
    500,000       McDonald's Corp.
                  8.88%, 04/01/11 ................       608,750
    500,000       Mead Corp.
                  6.84%, 03/01/37 ................       521,875
  1,450,000       Merck & Co.
                  6.40%, 03/01/28 ................     1,438,255
  2,500,000       Minnesota Mining & Manufacturing
                  6.38%, 02/15/28 ................     2,456,250
  1,000,000       Morgan Guaranty Trust Co.
                  of New York
                  5.75%, 10/08/99 ................       996,250
  1,000,000       National City Bank of Kentucky
                  6.30%, 02/15/11 ................       971,250
  1,000,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04 ................     1,007,500
  1,500,000       National Rural Utilities,
                  Collective Trust
                  6.20%, 02/01/08 ................     1,477,500
  1,000,000       NationsBank Corp.
                  7.00%, 09/15/01 ................     1,026,250
    500,000       Northern Telecom, Ltd.
                  6.00%, 09/01/03 ................       496,875
  1,000,000       Paccar Financial Corp.,
                  Series H MTN
                  6.42%, 05/15/00 ................     1,008,750
  1,000,000       Paccar Financial Corp.,
                  Series H MTN
                  6.39%, 06/15/00 ................     1,007,500
  1,000,000       Penney (J.C.) & Co.
                  6.95%, 04/01/00 ................     1,017,500
  1,000,000       Pennsylvania Power & Light Co.
                  6.88%, 02/01/03 ................     1,031,250
  2,975,000       PepsiCo, Inc., Series 1, MTN
                  6.80%, 05/15/00 ................     3,027,062
  1,000,000       PepsiCo, Inc.
                  5.75%, 01/15/08 ................       961,250
  1,000,000       Philadelphia Electric Co.
                  7.50%, 01/15/99 ................     1,010,000
  2,100,000       Pitney Bowes Credit Corp.,
                  Series C, MTN
                  6.54%, 07/15/99 ................     2,113,839
  1,590,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02 ................     1,623,788
  2,000,000       Potomac Electric Power Co.
                  6.25%, 10/15/07 ................     2,025,000
    325,000       Rite Aid Corp.
                  6.70%, 12/15/01 ................       330,688
  1,200,000       Sears Roebuck Acceptance Corp.
                  6.00%, 03/20/03 ................     1,188,000
  1,000,000       Service Corp. International
                  7.38%, 04/15/04 ................     1,052,500
  3,000,000       Sherwin-Williams Co.
                  6.50%, 02/01/02 ................     3,037,500
  2,000,000       Sherwin-Williams Co.
                  6.85%, 02/01/07 ................     2,087,500
  1,000,000       Southwest Airlines Co.
                  8.75%, 10/15/03 ................     1,107,500

CORPORATE NOTES AND BONDS (continued)

$ 1,000,000       Suntrust Bank of Atlanta
                  7.25%, 09/15/06 ................  $  1,048,750
    500,000       Suntrust Bank of Central
                  Florida, MTN
                  6.90%, 07/01/07 ................       515,000
  1,000,000       Sysco Corp.
                  7.25%, 04/15/07 ................     1,070,000
  1,000,000       Texaco Capital, Inc.
                  6.88%, 07/15/99 ................     1,011,250
  1,000,000       Texaco Capital, Inc.
                  8.50%, 02/15/03 ................     1,100,000
    500,000       Texas Utilities Electric Co.
                  7.38%, 11/01/99 ................       509,375
    500,000       Transamerica Finance Corp.
                  Subordinated Note
                  6.75%, 06/01/00 ................       506,875
  1,000,000       Union Pacific Corp.
                  6.70%, 12/01/06 ................     1,017,500
  2,000,000       United Telecommunications, Inc.
                  9.50%, 04/01/03 ................     2,272,500
    500,000       Virginia Electric & Power
                  Co., Series B
                  8.88%, 06/01/99 ................       515,000
  2,000,000       Wachovia Bank
                  6.30%, 03/15/01 ................     2,012,500
  1,000,000       Xerox Corp.
                  9.75%, 03/15/00 ................     1,066,250
    600,000       Xerox Corp.
                  8.13%, 04/15/02 ................       644,250
                                                     -----------
                  Total Corporate Notes and Bonds    122,262,633
                  (Cost $116,463,588)                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.98%

                  U.S. Treasury Bonds - 7.90%

  1,500,000       7.63%, 02/15/07 ................     1,590,135
    730,000       12.00%, 08/15/13 ...............     1,070,363
 10,350,000       7.50%, 11/15/16 ................    12,046,572
  1,000,000       8.13%, 08/15/19 ................     1,247,780
    750,000       8.50%, 02/15/20 ................       970,710
  6,200,000       7.88%, 02/15/21 ................     7,588,428
    500,000       8.13%, 08/15/21 ................       628,610
  3,500,000       7.25%, 08/15/22 ................     4,030,495
  3,250,000       7.63%, 11/15/22 ................     3,899,903
  2,850,000       7.13%, 02/15/23 ................     3,244,440
  3,200,000       6.38%, 08/15/27 ................     3,377,920
  1,900,000       6.13%, 11/15/27 ................     1,945,904
                                                     -----------
                                                      41,641,260
                                                     -----------

                  U.S. Treasury Notes - 2.12%

  3,000,000       7.50%, 01/15/01 ................     3,176,610
  3,000,000       6.25%, 02/28/02 ................     3,059,790
  2,000,000       5.50%, 03/31/03 ................     1,987,980
    500,000       7.50%, 02/15/05 ................       549,135
  2,000,000       5.63%, 02/15/06 ................     1,984,260
    400,000       7.00%, 07/15/06 ................       431,748
                                                     -----------
                                                      11,189,523
                                                     -----------

                       See Notes to Financial Statements.

THE GALAXY FUND

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
    Par Value                                          (Note 2)
    ---------                                          --------
                  Federal National Mortgage Association - 1.92%
$ 1,000,000       6.74%, 09/19/01 ................  $  1,028,100
  1,000,000       6.49%, 01/19/06 ................     1,001,330
    936,291       6.00%, 01/01/09 ................       927,218
    954,060       6.00%, 04/01/11 ................       940,941
  2,500,000       6.00%, 04/01/13 ................     2,463,275
    791,948       10.00%, 05/01/22 ...............       876,931
  2,000,000       8.18%, 04/15/24 ................     2,035,900
    294,645       6.50%, 01/01/26 ................       292,250
    591,980       6.50%, 11/01/27 ................       585,871
                                                    ------------
                                                      10,151,816
                                                    ------------

                  Government National Mortgage Association - 1.38%

  5,346,891       8.00%, 09/15/17 ................     5,627,175
    687,538       9.00%, 12/15/17 ................       744,253
    871,126       7.50%, 01/15/26 ................       894,803
                                                    ------------
                                                       7,266,231
                                                    ------------

                  Federal Home Loan Mortgage Corporation - 0.61%

    247,000       5.38%, 05/01/98(A) .............       247,000
  1,000,000       7.74%, 06/01/04 ................     1,019,890
  1,000,000       7.05%, 06/08/05 ................     1,017,020
    930,381       7.00%, 01/01/27 ................       941,713
                                                    ------------
                                                       3,225,623
                                                    ------------

                  Federal Farm Credit Bank - 0.05%

    250,000       6.40%, 12/11/00 ................       250,150
                                                    ------------
                  Total U.S. Government
                  and Agency Obligations .........    73,724,603
                  (Cost $72,569,678)                ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.06%

  4,500,000       California Infrastructure,
                  Southern California Edison
                  Series 1997-1, Class A-3
                  6.17%, 03/25/03 ................     4,525,313
  1,000,000       Chase Manhattan Auto Owner Trust
                  Series 1998-B, Class A4
                  5.80%, 02/17/03 ................       995,039
  1,000,000       Chemical Master Credit Card
                  Trust I Series 1996-1, Class A
                  5.55%, 09/15/03 ................       988,430
    738,901       Ford Credit Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.50%, 11/15/99 ................       740,749
    992,854       NationsBank Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.38%, 07/15/00 ................       995,336
    995,684       Premier Auto Trust
                  Series 1996-3, Class A-3
                  6.50%, 03/06/00 ................       998,482
    872,993       Prudential Home Mortgage
                  Securities Class 1996-7,
                  Series A-1, CMO
                  6.75%, 06/25/11 ................       874,084

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$   764,753       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 ................  $    763,154
                                                    ------------
                  Total Asset-Backed and
                  Mortgage-Backed Securities .....    10,880,587
                  (Cost $10,840,834)                ------------

   Shares
   ------
CONVERTIBLE PREFERRED STOCK - 0.47%

     30,000       Loral Space and
                  Communications, Ltd., 6.00% (B)      2,490,000
                                                    ------------
                  Total Convertible Preferred Stock    2,490,000
                  (Cost $1,627,725)                 ------------

   Par Value
   ---------
REPURCHASE AGREEMENT - 13.99%

$73,797,812       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $73,808,984
                  (Collateralized by U.S. Treasury Notes
                  6.25% & 8.75%, due 04/30/00;
                  Total Par $71,595,000;
                  Market Value $75,340,041) ......    73,797,812
                                                    ------------
                  Total Repurchase Agreement .....    73,797,812
                  (Cost $73,797,812)                ------------

Total Investments - 100.19% ......................   528,352,810
(Cost $442,166,266)                                 ------------

Net Other Assets and Liabilities - (0.19)% .......      (989,594)
                                                    ------------
Net Assets - 100.00% .............................  $527,363,216
                                                    ============


--------------------------------------------------------------------------------
*      Non-income producing security.

(A)    Discount yield at time of purchase.

(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to $3,495,800, or 0.66% of net assets.

CMO    Collateralized Mortgage Obligation

MTN    Medium Term Note


                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                         Value
     Shares                                            (Note 2)
    --------                                          ---------
COMMON STOCKS - 83.10%

                  Consumer Staples - 19.00%
     75,000       Becton Dickinson & Co. .........   $ 5,221,875
    150,000       Bestfoods ......................     8,231,250
     52,000       Gillette Co. ...................     6,002,750
     20,000       Johnson & Johnson ..............     1,427,500
    100,000       Lilly (Eli) & Co. ..............     6,956,250
     65,000       Merck & Co., Inc. ..............     7,832,500
    200,000       PepsiCo, Inc. ..................     7,937,500
     85,000       Pfizer, Inc. ...................     9,674,062
     66,000       Procter & Gamble Co. ...........     5,424,375
     43,000       Warner-Lambert Co. .............     8,135,062
                                                    ------------
                                                      66,843,124
                                                    ------------

                  Finance - 17.69%

     18,000       American International Group, Inc.   2,368,125
     42,981       Associates First Capital Corp. .     3,212,852
     60,000       BankBoston Corp. ...............     6,476,250
    170,000       Fannie Mae .....................    10,178,750
    115,000       First Union Corp. ..............     6,943,125
     90,000       Hartford Financial
                  Services Group, Inc. ...........     9,967,500
    145,000       Highwoods Properties, Inc., REIT     4,930,000
    160,000       Norwest Corp. ..................     6,350,000
    130,000       Spieker Properties, Inc., REIT .     5,151,250
     95,000       Washington Mutual, Inc. ........     6,655,938
                                                    ------------
                                                      62,233,790
                                                    ------------

                  Energy - 9.62%

    105,000       Atlantic Richfield Co. .........     8,190,000
    122,000       Exxon Corp. ....................     8,898,375
    107,000       Mobil Corp. ....................     8,453,000
    135,000       Texaco, Inc. ...................     8,302,500
                                                    ------------
                                                      33,843,875
                                                    ------------

                  Consumer Cyclical - 8.26%

    164,000       Ford Motor Co. .................     7,513,250
     95,000       McDonald's Corp. ...............     5,878,125
    217,000       Sherwin-Williams Co. ...........     7,730,625
    230,000       Walgreen Co. ...................     7,935,000
                                                    ------------
                                                      29,057,000
                                                    ------------

                  Utilities - 8.64%

    104,000       American Telephone
                  & Telegraph Corp. ..............  $  6,246,500
    260,000       Baltimore Gas & Electric Co. ...     8,190,000
    210,000       Frontier Corp. .................     6,286,875
    158,000       SBC Communications, Inc. .......     6,547,125
    115,000       Washington Gas Light Co. .......     3,126,562
                                                    ------------
                                                      30,397,062
                                                    ------------

                  Technology - 7.85%

    170,000       AMP, Inc. ......................     6,683,125
    160,000       Automatic Data Processing, Inc.     10,710,000
     90,000       Xerox Corp. ....................    10,215,000
                                                    ------------
                                                      27,608,125
                                                    ------------

                  Capital Goods and Construction - 6.12%

    110,000       Boeing Co. .....................     5,506,875
    115,000       Dresser Industries, Inc. .......     6,080,625
    105,000       General Electric Co. ...........     8,938,125
     25,000       Thermo Electron Corp.* .........       995,313
                                                    ------------
                                                      21,520,938
                                                    ------------

                  Basic Materials - 5.92%

    138,000       Crown Cork & Seal Co., Inc. ....     7,184,625
     65,000       Minnesota Mining &
                  Manufacturing Co. ..............     6,134,375
    130,000       Weyerhaeuser Co. ...............     7,491,250
                                                    ------------
                                                      20,810,250
                                                    ------------
                  Total Common Stocks ............   292,314,164
                  (Cost $196,945,935)               ------------

   Par Value
   ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.13%

                  U.S. Treasury Note - 0.57%

$ 2,000,000        5.50%, 04/15/00 ...............     1,997,720
                                                    ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Income Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
    Par Value                                          (Note 2)
    ---------                                          --------
          U.S. Treasury Bond - 0.56%
$ 1,700,000       7.50%, 11/15/16 ................  $  1,978,664
                                                    ------------
                  Total U.S. Government
                  and Agency Obligations .........     3,976,384
                  (Cost $3,662,781)                 ------------

REPURCHASE AGREEMENT - 15.43%

 54,296,206       Chase Manhattan Bank 5.45%,
                  05/01/98, dated 04/30/98
                  Repurchase Price $54,304,426
                  (Collateralized by U.S. Treasury
                  Note 6.75%, due 04/30/00;
                  Total Par $53,125,000;
                  Market Value $55,458,299) ......    54,296,206
                                                    ------------
                  Total Repurchase Agreement .....    54,296,206
                  (Cost $54,296,206)                ------------

Total Investments - 99.66% .......................   350,586,754
(Cost $254,904,922)                                 ------------

Net Other Assets and Liabilities - 0.34% .........     1,189,833
                                                    ------------
Net Assets - 100.00% .............................  $351,776,587
                                                    ============


--------------------------------------------------------------------------------
*      Non-income producing security.

REIT   Real Estate Investment Trust.


                       See Notes to Financial Statements.

THE GALAXY FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                         Value
     Shares                                            (Note 2)
    --------                                          ---------
COMMON STOCKS - 90.33%

                  Consumer Staples - 19.49%

     95,000       American Home Products Corp. ...  $  8,846,875
    107,000       Anheuser-Busch Cos., Inc. ......     4,901,938
     72,000       Becton Dickinson & Co. .........     5,013,000
    187,000       Elan Corp. Plc, ADR* ...........    11,617,375
    142,000       Forest Laboratories, Inc.* .....     5,138,625
    225,000       Genzyme Corp.* .................     6,960,937
    157,000       Hannaford Brothers Co. .........     6,976,687
    260,000       Humana, Inc.* ..................     7,020,000
    121,000       International Flavors &
                  Fragances, Inc. ................     5,921,437
     92,000       Johnson & Johnson ..............     6,566,500
     68,000       Merck & Co., Inc. ..............     8,194,000
    165,000       PepsiCo, Inc. ..................     6,548,437
     49,000       Pfizer, Inc. ...................     5,576,813
    145,000       Pharmacia & Upjohn, Inc. .......     6,099,063
    115,000       Stryker Corp. ..................     5,175,000
    124,000       United HealthCare Corp. ........     8,711,000
                                                    ------------
                                                     109,267,687
                                                    ------------

                  Technology - 13.45%

    148,000       AMP, Inc. ......................     5,818,250
     82,000       Avnet, Inc. ....................     5,058,375
    160,000       Cabletron Systems, Inc.* .......     2,120,000
     95,000       Cisco Systems, Inc.* ...........     6,958,750
    188,000       Compaq Computer Corp. ..........     5,275,750
     88,000       Computer Sciences Corp.* .......     4,642,000
    190,000       Electronic Data Systems Corp. ..     8,170,000
    112,000       Harris Corp. ...................     5,418,000
    140,000       Hewlett-Packard Co. ............    10,543,750
     65,000       International Business
                  Machines Corp. .................     7,531,875
    130,000       Motorola, Inc. .................     7,231,250
    104,000       Texas Instruments, Inc. ........     6,662,500
                                                    ------------
                                                      75,430,500
                                                    ------------

                  Finance - 12.65%

     26,208       Associates First Capital Corp. .     1,959,048
    148,000       Banc One Corp. .................     8,704,250
     50,000       Chase Manhattan Corp. ..........     6,928,125
     70,000       Chubb Corp. ....................     5,525,625
    110,000       Countrywide Credit
                  Industries, Inc. ...............     5,321,250
     32,767       General Re Corp. ...............     7,377,563
     57,000       Hartford Financial
                  Services Group, Inc. ...........     6,312,750
     64,000       Lincoln National Corp. .........     5,684,000
     46,000       Morgan (J.P.) & Co., Inc. ......     6,037,500
    118,000       NationsBank Corp. ..............     8,938,462
     22,000       Wells Fargo & Co. ..............     8,107,000
                                                    ------------
                                                      70,895,573
                                                    ------------

                  Consumer Cyclical - 11.91%

    232,000       Cooper Tire & Rubber Co. .......  $  5,539,000
     47,000       Culligan Water Technologies, Inc.*   2,728,938
    180,000       Dun & Bradstreet Corp. .........     6,390,000
     76,000       Eastman Kodak Co. ..............     5,486,250
    100,000       Ford Motor Co. .................     4,581,250
    120,000       Lowe's Cos., Inc. ..............     8,392,500
     95,000       McDonald's Corp. ...............     5,878,125
    332,000       Office Depot, Inc.* ............    10,997,500
     92,000       Penney (J.C.) Co., Inc. ........     6,537,750
    148,000       Sherwin-Williams Co. ...........     5,272,500
    180,000       Toys 'R' Us, Inc.* .............     4,961,250
                                                    ------------
                                                      66,765,063
                                                    ------------

                  Capital Goods and Construction - 8.92%

    110,000       Boeing Co. .....................     5,506,875
    140,000       Dresser Industries, Inc. .......     7,402,500
     67,000       General Electric Co. ...........     5,703,375
     60,000       Honeywell, Inc. ................     5,587,500
    120,000       Hubbell, Inc., Class A .........     5,617,500
    172,000       Thermo Electron Corp.* .........     6,847,750
    166,000       US Filter Corp.* ...............     5,415,750
    236,000       Waste Management, Inc. .........     7,906,000
                                                    ------------
                                                      49,987,250
                                                    ------------

                  Energy - 7.96%

    128,000       Amoco Corp. ....................     5,664,000
     68,000       Atlantic Richfield Co. .........     5,304,000
    230,000       Baker Hughes, Inc. .............     9,315,000
     78,000       Kerr-McGee Corp. ...............     5,148,000
     77,000       Mobil Corp. ....................     6,083,000
    180,000       Occidental Petroleum Corp. .....     5,298,750
     94,000       Schlumberger, Ltd. .............     7,790,250
                                                    ------------
                                                      44,603,000
                                                    ------------

                  Basic Materials - 7.33%

    142,000       Goodrich (B.F.) Co. ............     7,641,375
    176,000       Lubrizol Corp. .................     6,490,000
     62,000       Minnesota Mining &
                  Manufacturing Co. ..............     5,851,250
    150,000       Morton International, Inc. .....     4,800,000
    250,000       Pall Corp. .....................     4,906,250
    116,000       Praxair, Inc. ..................     5,836,250
    140,000       Sigma Aldrich Corp. ............     5,582,500
                                                    ------------
                                                      41,107,625
                                                    ------------

                  Utilities - 5.72%

    182,000       Century Telephone Enterprises, Inc.  7,746,375
    158,000       Entergy Corp. ..................     3,930,250
    134,000       GTE Corp. ......................     7,830,625

                       See Notes to Financial Statements.

THE GALAXY FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                        Value
 Shares                                                (Note 2)
 -----------                                          ---------
                  Utilities (continued)
    116,000       SBC Communications, Inc. .......  $  4,806,750
    182,000       WorldCom, Inc.* ................     7,786,188
                                                    ------------
                                                      32,100,188
                                                    ------------

                  Transportation - 2.90%

     59,000       British Airways Plc, ADR .......     6,180,250
     55,000       Burlington Northern
                  Santa Fe Corp. .................     5,445,000
     85,000       Union Pacific Corp. ............     4,653,750
                                                    ------------
                                                      16,279,000
                                                    ------------
                  Total Common Stocks ............   506,435,886
                  (Cost $400,631,362)               ------------

CONVERTIBLE PREFERRED STOCKS - 2.29%

    115,000       Crown Cork & Seal Co., Inc., 4.5%    5,555,938
     88,000       Loral Space and
                  Communications, Ltd., 6.00% (A)      7,304,000
                                                    ------------

                  Total Convertible Preferred Stocks  12,859,938
                  (Cost $9,826,659)                 ------------

                                                        Value
Par Value                                              (Note 2)
-----------                                           ---------

REPURCHASE AGREEMENT - 7.59%

$42,537,710       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $42,544,150
                  (Collateralized by U.S. Treasury Note
                  6.75%, due 04/30/00;
                  Total Par $40,040,000;
                  Market Value $44,456,913) ......  $ 42,537,710
                                                    ------------
                  Total Repurchase Agreement .....    42,537,710
                  (Cost $42,537,710)                ------------

Total Investments - 100.21% ......................   561,833,534
(Cost $452,995,731)                                 ------------

Net Other Assets and Liabilities - (0.21)% .......    (1,163,642)
                                                    ------------
Net Assets - 100.00%                                $560,669,892
                                                    ============

--------------------------------------------------------------------------------
*      Non-income producing security.

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to $7,304,000, or 1.30% of net assets.

ADR    American Depositary Receipt.

                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Value Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
     ------                                            --------
COMMON STOCKS - 94.10%

                  Consumer Cyclical - 20.65%

    102,500       Albertson's, Inc. ..............  $  5,125,000
    176,800       Carnival Corp., Class A ........    12,298,650
     78,600       Chrysler Corp. .................     3,158,737
     93,800       CompUSA, Inc.* .................     1,741,162
     62,000       Family Dollar Stores, Inc. .....     2,108,000
    220,500       Fleetwood Enterprises, Inc. ....    10,184,343
    102,500       Gap, Inc. ......................     5,272,343
     98,700       General Motors Corp. ...........     6,649,913
    204,300       Harley-Davidson, Inc. ..........     7,354,800
     90,000       Jones Apparel Group, Inc.* .....     5,383,125
     69,900       Kaufman & Broad Home Corp. .....     2,031,469
    138,500       Lowe's Cos., Inc. ..............     9,686,344
    220,100       Mattel, Inc. ...................     8,432,581
    341,700       Office Depot, Inc.* ............    11,318,813
    205,000       Pier 1 Imports, Inc. ...........     5,406,875
    208,500       Ross Stores, Inc. ..............     9,656,155
    214,200       TJX Cos., Inc. .................     9,478,350
                                                    ------------
                                                     115,286,660
                                                    ------------
                  Finance - 17.97%

     18,100       American International
                  Group, Inc. ....................     2,381,281
    151,490       Banc One Corp. .................     8,909,506
     47,000       BankBoston Corp. ...............     5,073,062
     63,000       Chase Manhattan Corp. ..........     8,729,438
     23,300       Citicorp .......................     3,506,650
     76,300       Fannie Mae .....................     4,568,463
    138,700       First Union Corp. ..............     8,374,013
     70,000       Marsh & McLennan Cos., Inc. ....     6,378,750
    106,100       MBIA, Inc. .....................     7,917,713
    141,200       MBNA Corp. .....................     4,783,150
    118,400       Mellon Bank Corp. ..............     8,524,800
    100,500       Merrill Lynch & Co., Inc. ......     8,818,875
    103,900       NationsBank Corp. ..............     7,870,425
    199,850       SLM Holding Corp. ..............     8,531,097
    110,000       UNUM Corp. .....................     5,912,500
                                                    ------------
                                                     100,279,723
                                                    ------------
                  Technology - 15.38%

    192,900       Altera Corp.* ..................     7,812,450
     62,600       Boston Scientific Corp.* .......     4,526,763
    158,000       Cadence Design Systems, Inc.* ..     5,737,375
     99,150       Cisco Systems, Inc.* ...........     7,262,738
    281,700       Compaq Computer Corp. ..........     7,905,205
    126,000       Computer Associates
                  International, Inc. ............     7,378,875

                  Technology (continued)

    117,800       Digital Equipment Corp.* .......  $  6,552,625
     41,400       Electronic Data Systems Corp. ..     1,780,200
    332,700       EMC Corp.* .....................    15,345,788
     83,700       Intel Corp. ....................     6,764,005
     23,300       International Business
                  Machines Corp. .................     2,699,888
    186,700       KLA-Tencor Corp.* ..............     7,526,344
    132,800       3Com Corp.* ....................     4,548,400
                                                    ------------
                                                      85,840,656
                                                    ------------
                  Consumer Staples - 10.10%

    136,100       Abbott Laboratories ............     9,952,313
    108,000       American Home Products Corp. ...    10,057,500
     68,200       Becton Dickinson & Co. .........     4,748,425
    279,600       Biomet, Inc. ...................     8,388,000
     80,000       Merck & Co., Inc. ..............     9,640,000
    102,600       Schering-Plough Corp. ..........     8,220,825
     74,500       Wellpoint Health Networks, Inc.*     5,373,313
                                                    ------------
                                                      56,380,376
                                                    ------------
                  Utilities - 9.91%

    120,000       American Telephone &
                  Telegraph Corp. ................     7,207,500
    119,800       Bell Atlantic Corp. ............    11,208,788
    179,400       FPL Group, Inc. ................    11,134,013
     52,000       GTE Corp. ......................     3,038,750
    261,900       Public Service
                  Enterprise Group, Inc. .........     8,790,019
    208,800       SBC Communications, Inc. .......     8,652,150
    100,000       US WEST Communications Group ...     5,275,000
                                                    ------------
                                                      55,306,220
                                                    ------------
                  Capital Goods and Construction - 9.71%

    139,200       Case Corp. .....................     8,847,900
    197,300       Clayton Homes, Inc. ............     3,958,331
    151,600       Ingersoll-Rand Co. .............     6,983,075
     44,400       Johnson Controls, Inc. .........     2,636,250
     46,200       Lockheed Martin Corp. ..........     5,145,525
    140,000       Precision Castparts Corp. ......     8,697,500
    143,300       Sundstrand Corp. ...............     9,896,656
     81,900       United Technologies Corp. ......     8,062,031
                                                    ------------
                                                      54,227,268
                                                    ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Value Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
Shares                                                  (Note 2)
---------                                               --------
                  Energy - 7.08%
     79,900       Coastal Corp. ..................  $  5,707,856
     98,400       Diamond Offshore Drilling, Inc.      4,981,500
    140,000       ENSCO International, Inc. ......     3,955,000
     40,000       Helmerich & Payne, Inc. ........     1,220,000
     80,100       Phillips Petroleum Co. .........     3,969,956
    210,000       Rowan Cos., Inc.* ..............     6,181,875
    100,000       Schlumberger, Ltd. .............     8,287,500
     88,700       Smith International, Inc.* .....     5,211,125
                                                    ------------
                                                      39,514,812
                                                    ------------
                  Transportation - 3.30%

     44,600       AMR Corp.* .....................     6,795,925
     97,800       FDX Corp.* .....................     6,650,400
     94,700       Northwest Airlines Corp.,
                  Class A* .......................     4,971,750
                                                    ------------
                                                      18,418,075
                                                    ------------
                  Total Common Stocks ............   525,253,790
                  (Cost $409,138,381)               ------------

                                                         Value
Par Value                                               (Note 2)
---------                                               --------
REPURCHASE AGREEMENT - 5.86%

$32,707,911       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $32,712,863
                  (Collateralized by U.S. Treasury
                  Note 6.75%, due 04/30/00;
                  Total Par $32,710,000;
                  Market Value $34,509,050) ......  $ 32,707,911
                                                    ------------
                  Total Repurchase Agreement .....    32,707,911
                  (Cost $32,707,911)                ------------
Total Investments - 99.96% .......................   557,961,701
(Cost $441,846,292)                                 ------------

Net Other Assets and Liabilities - 0.04% .........       208,866
                                                    ------------
Net Assets - 100.00% .............................  $558,170,567
                                                    ============


--------------------------------------------------------------------------------
* Non-income producing security.

                       See Notes to Financial Statements.

THE GALAXY FUND

Strategic Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                         Value
     Shares                                            (Note 2)
    --------                                          ---------

COMMON STOCKS - 82.13%

                  Consumer Cyclical - 14.88%

      1,800       Circuit City Stores ............  $     73,125
     12,000       CompUSA Inc.* ..................       222,750
      6,000       Cooper Tire & Rubber Co. .......       143,250
      1,600       Eastman Kodak Co. ..............       115,500
      1,900       Lowe's Cos., Inc. ..............       132,880
      4,300       Pep Boys-Manny Moe & Jack ......        93,525
      2,700       Toys 'R' Us, Inc.* .............        74,418
      3,300       Wendy's International, Inc. ....        79,406
                                                    ------------
                                                         934,854
                                                    ------------
                  Consumer Staples - 14.48%

      1,800       Albertsons, Inc. ...............        90,000
      1,400       Becton Dickinson & Co. .........        97,475
      2,600       Elan Corp. Plc, ADR* ...........       161,525
      3,000       Forest Laboratories, Inc.* .....       108,562
      2,500       Genzyme Corp.* .................        77,344
      1,500       Hannaford Brothers Co. .........        66,656
      1,500       Kimberly Clark Corp. ...........        76,125
        600       Merck & Co., Inc. ..............        72,300
      1,700       Stryker Corp. ..................        76,500
      3,500       Sysco Corp. ....................        83,344
                                                    ------------
                                                         909,831
                                                    ------------
                  Technology - 14.17%

      1,900       AMP Inc. .......................        74,694
      2,900       Andrew Corp.* ..................        66,338
      2,500       Applied Materials, Inc.* .......        90,312
      1,400       Boston Scientific Corp.* .......       101,237
      2,100       Electronic Data Systems Co. ....        90,300
      1,600       Hewlett Packard Co. ............       120,500
        700       Intel Corp. ....................        56,569
        900       International Business
                  Machines Corp. .................       104,287
      1,600       Perkin Elmer Corp. .............       109,400
      2,100       Teradyne, Inc.* ................        76,650
                                                    ------------
                                                         890,287
                                                    ------------
                  Energy - 9.89%

      2,500       Baker Hughes, Inc. .............       101,250
      1,500       Burlington Resources, Inc. .....        70,500
      1,800       Cooper Cameron Corp.* ..........       119,588
      2,000       National Fuel Gas Co. ..........        92,000
      1,800       Noble Affiliates, Inc. .........        77,625
      1,200       Schlumberger, Ltd. .............        99,450
      1,500       Unocal Corp. ...................        61,406
                                                    ------------
                                                         621,819
                                                    ------------
                  Capital Goods and Construction - 9.84%

      1,500       Boeing Co. .....................      $ 75,094
      1,300       Case Corporation ...............        82,631
      2,100       Dresser Industries, Inc. .......       111,038
      4,000       Molex, Inc., Class A ...........       107,500
      2,000       Raychem Corp. ..................        80,375
      2,700       United States Filter Corp.* ....        88,088
      2,200       Waste Management, Inc. .........        73,700
                                                    ------------
                                                         618,426
                                                    ------------
                  Finance - 7.32%

        600       Chase Manhattan Corp. ..........        83,138
        800       Hartford Financial
                  Services Group, Inc. ...........        88,600
      1,400       MBIA, Inc. .....................       104,475
      1,300       Transatlantic Holdings, Inc. ...        99,856
      1,200       Washington Mutual, Inc. ........        84,075
                                                    ------------
                                                         460,144
                                                    ------------
                  Basic Materials - 6.55%

      2,400       Crown Cork & Seal Co., Inc. ....       124,950
      1,500       Goodrich (B.F.) Co. ............        80,719
      5,000       Pall Corp. .....................        98,125
      2,700       Sigma Aldrich Corp. ............       107,663
                                                    ------------
                                                         411,457
                                                    ------------
                  Transportation - 3.71%

      1,300       Burlington Northern
                  Santa Fe Corp. .................       128,700
      3,800       Southwest Airlines Co. .........       104,263
                                                    ------------
                                                         232,963
                                                    ------------
                  Utilities - 1.29%

      1,900       Century Telephone Enterprise,
                  Inc. ...........................        80,869
                                                    ------------
                  Total Common Stocks ............     5,160,650
                  (Cost $5,117,949)                 ------------


                       See Notes to Financial Statements.

THE GALAXY FUND

Strategic Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
    Par Value                                          (Note 2)
    ---------                                          --------
U.S. AGENCY OBLIGATION (A) - 15.07%

                  Federal Home Loan Bank - 15.07%

$   947,000       5.43%, 05/01/98 ................  $    947,000
                                                    ------------
                  Total U.S. Agency Obligation ...       947,000
                  (Cost $947,000)                   ------------

Total Investments - 97.20% .......................     6,107,650
(Cost $6,064,949)                                   ------------

Net Other Assets and Liabilities - 2.80% .........       176,174
                                                    ------------
Net Assets - 100.00% .............................  $  6,283,824
                                                    ============



--------------------------------------------------------------------------------

*    Non-income producing security.

(A)  Discount yield at time of purchase.

ADR  American Depositary Receipt


                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Growth Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
    --------                                          ---------

COMMON STOCKS - 92.46%

                  Consumer Staples - 19.12%
    225,000       Abbott Laboratories ............  $ 16,453,125
    125,000       American Home Products Corp. ...    11,640,625
    200,000       Becton Dickinson & Co. .........    13,925,000
    220,000       Bestfoods ......................    12,072,500
    165,000       Bristol-Myers Squibb Co. .......    17,469,375
    300,000       Elan Corp. Plc, ADR* ...........    18,637,500
    100,000       Gillette Co. ...................    11,543,750
    300,000       Guidant Corp. ..................    20,062,500
    175,000       Johnson & Johnson ..............    12,490,625
    225,000       Lilly (Eli) & Co. ..............    15,651,562
    150,000       Merck & Co., Inc. ..............    18,075,000
    300,000       PepsiCo, Inc. ..................    11,906,250
    225,000       Pfizer, Inc. ...................    25,607,812
    150,000       Procter & Gamble Co. ...........    12,328,125
     75,000       Warner-Lambert Co. .............    14,189,062
                                                    ------------
                                                     232,052,811
                                                    ------------
                  Technology - 16.84%

    200,000       Adobe Systems, Inc. ............    10,012,500
    320,000       Applied Materials, Inc.* .......    11,560,000
    350,000       Automatic Data Processing, Inc.     23,428,125
    275,000       CBS Corp. ......................     9,796,875
    115,000       Chancellor Media Corp.* ........     5,455,312
    275,000       Cisco Systems, Inc.* ...........    20,143,750
    350,000       Compaq Computer Corp. ..........     9,821,875
    300,000       EMC Corp.* .....................    13,837,500
     50,000       Ericsson (Lm) Tel-Sp, ADR ......     2,571,875
     85,000       Intel Corp. ....................     6,869,062
    125,000       International Business
                  Machines Corp. .................    14,484,375
    120,000       Lucent Technologies, Inc. ......     9,135,000
    300,000       Maxim Integrated Products, Inc.*    12,112,500
    100,000       Network Associates, Inc.* ......     6,850,000
    350,000       Teradyne, Inc.* ................    12,775,000
    200,000       Texas Instruments, Inc. ........    12,812,500
    200,000       Xerox Corp. ....................    22,700,000
                                                    ------------
                                                     204,366,249
                                                    ------------
                  Finance - 14.94%

    240,000       Ahmanson (H.F.) & Co. ..........    18,300,000
    150,000       American International
                  Group, Inc. ....................    19,734,375
    278,625       Associates First Capital Corp. .    20,827,219
    125,000       Chase Manhattan Corp. ..........    17,320,313
    250,650       Cornerstone Properties,
                  Inc., REIT .....................     4,511,700
    300,000       Fannie Mae .....................    17,962,500
    400,000       Heller Financial, Inc. .........     6,885,000
    275,000       Norwest Corp. ..................    10,914,063
    175,000       St. Paul Cos., Inc. ............    14,831,250
    250,000       SunAmerica, Inc. ...............    12,484,375
    300,000       Travelers Group, Inc. ..........    18,356,250
    275,000       Washington Mutual, Inc. ........    19,267,188
                                                    ------------
                                                     181,394,233
                                                    ------------
                  Consumer Cyclical - 13.05%

    225,000       CVS Corp. ......................  $ 16,593,750
    135,000       Disney (Walt) Co. ..............    16,782,188
    300,000       Ford Motor Co. .................    13,743,750
    240,000       Home Depot, Inc. ...............    16,710,000
    136,000       Lowe's Cos., Inc. ..............     9,511,500
    200,000       McDonald's Corp. ...............    12,375,000
    200,000       Penny (J.C.) Co., Inc. .........    14,212,500
    325,000       Service Corp. International ....    13,406,250
    375,000       Sherwin-Williams Co. ...........    13,359,375
    100,000       Sinclair Broadcast Group, Inc.*      5,187,500
    600,000       TJX Cos., Inc. .................    26,550,000
                                                    ------------
                                                     158,431,813
                                                    ------------
                  Energy - 11.32%

    250,000       Amoco Corp. ....................    11,062,500
    240,000       Anadarko Petroleum Corp. .......    17,580,000
    360,000       Baker Hughes, Inc. .............    14,580,000
    275,000       Cooper Cameron Corp.* ..........    18,270,313
    325,000       Halliburton Co. ................    17,875,000
    200,000       Mobil Corp. ....................    15,800,000
    240,000       Schlumberger, Ltd. .............    19,890,000
    400,000       Transocean Offshore, Inc. ......    22,350,000
                                                    ------------
                                                     137,407,813
                                                    ------------
                  Capital Goods and Construction - 10.90%

    275,000       AlliedSignal, Inc. .............    12,048,438
    250,000       Boeing Co. .....................    12,515,625
    275,000       Deere & Co. ....................    16,070,313
    275,000       General Electric Co. ...........    23,409,375
    450,000       Thermo Electron Corp.* .........    17,915,625
    380,000       Tyco International, Ltd. .......    20,710,000
    500,000       United States Filter Corp.* ....    16,312,500
    100,000       U.S.A. Waste Services, Inc.* ...     4,906,250
    250,000       Waste Management, Inc. .........     8,375,000
                                                    ------------
                                                     132,263,126
                                                    ------------
                  Utilities - 3.32%

    300,000       MCI Communications Corp. .......    15,093,750
    300,000       SBC Communications, Inc. .......    12,431,250
    300,000       WorldCom, Inc.* ................    12,834,375
                                                    ------------
                                                      40,359,375
                                                    ------------
                  Basic Materials - 1.88%

    175,000       E.I. du Pont de Nemours & Co. ..    12,742,187
    130,000       Georgia-Pacific Corp. ..........    10,034,375
                                                    ------------
                                                      22,776,562
                                                    ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

Equity Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
     Shares                                            (Note 2)
     -------                                          ---------
                  Transportation - 1.09%

    150,000       Northwest Airlines Corp.,
                  Class A* ...................... $    7,875,000
     75,000       US Airways Group, Inc.* .......      5,334,375
                                                  --------------
                                                      13,209,375
                                                  --------------
                  Total Common Stocks ...........  1,122,261,357
                  (Cost $706,072,908)             --------------

CONVERTIBLE PREFERRED STOCKS - 2.84%

    140,000       AES Trust I, Series A .........     11,611,250
    275,000       Loral Space and
                  Communications (A) ............     22,825,000
                                                  --------------
                  Total Convertible Preferred
                  Stocks ........................     34,436,250
                  (Cost $20,750,000)              --------------

  Par Value
  ---------
REPURCHASE AGREEMENT - 5.88%

$71,362,302       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $71,373,105
                  (Collateralized by U.S. Treasury
                  Note 6.75%, due 04/30/00;
                  Total Par $71,365,000;
                  Market Value $75,290,075) .....     71,362,302
                                                  --------------
                  Total Repurchase Agreement ....     71,362,302
                  (Cost $71,362,302)              --------------

Total Investments - 101.18% .....................  1,228,059,909
(Cost $798,185,210)                               --------------

Net Other Assets and Liabilities - (1.18)% ......    (14,277,580)
                                                  --------------
Net Assets - 100.00% ............................ $1,213,782,329
                                                  ==============

--------------------------------------------------------------------------------
*      Non-income producing security.

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to $22,825,000, or 1.88% of net assets.

ADR    American Depositary Receipt.

REIT   Real Estate Investment Trust.

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
    --------                                          ---------
COMMON STOCKS - 87.54%

                  Technology - 20.11%

     58,350       Advanced Technical Products,
                  Inc.* ..........................  $    816,900
     56,200       Analogic Corp. .................     2,620,325
     24,000       Ardent Software, Inc.* .........       339,000
     43,600       Asia Electronics Holding Co.,
                  Inc.* ..........................       348,800
     30,100       Axsys Technologies, Inc.* ......       735,569
    124,400       BancTec, Inc.* .................     2,713,475
     12,100       Barringer Technologies, Inc.* ..       145,200
    140,100       Benchmark Electronics, Inc.* ...     3,143,494
     89,800       Berg Electronics Corp.* ........     2,138,363
     24,900       Bioanalytical Systems, Inc.* ...       199,200
    282,268       Boole & Babbage, Inc.* .........     6,774,432
     51,450       Burr-Brown Corp.* ..............     1,566,009
     78,700       Chyron Corp.* ..................       265,613
    145,000       Clare (C.P.) Corp.* ............     1,866,875
    123,300       Computer Task Group, Inc. ......     4,793,288
     49,200       Condor Technology Solutions,
                  Inc.* ..........................       857,925
     52,600       Dunn Computer Corp.* ...........       460,250
     15,000       Hadco Corp.* ...................       573,750
    148,400       Hypercom Corp.* ................     1,929,200
     57,800       Infinium Software, Inc.* .......     1,018,725
     81,100       Instron Corp. ..................     1,561,175
     25,100       Integrated Electrical
                  Services, Inc.* ................       484,744
     86,700       Intersolv, Inc.* ...............     1,333,013
     39,100       ITI Technologies, Inc.* ........     1,251,200
     73,800       Keithley Instruments, Inc. .....       613,462
     76,000       Kroll-O'Gara Company* ..........     1,619,750
     56,400       K-Tron International, Inc.* ....     1,071,600
     37,200       Landmark Systems Corp.* ........       288,300
    139,200       MacNeal-Schwendler Corp.* ......     1,522,500
    103,400       MapInfo Corp.* .................     1,292,500
    106,020       May & Speh, Inc.* ..............     1,577,048
    104,700       Mentor Graphics Corp.* .........     1,099,350
     87,800       Methode Electronics, Inc.,
                  Class A ........................     1,404,800
     53,500       Nashua Corp.* ..................       822,562
     24,000       National Computer Systems, Inc.        600,000
     25,100       ONIX Systems Inc.* .............       360,812
     74,580       Optek Technology, Inc.* ........     1,696,695
     20,800       Pasifik (P.T.) Satelit
                  Nusantara, ADR* ................       314,600
     94,500       Peerless Group, Inc.* ..........       401,625
     38,900       Perceptron, Inc.* ..............       593,225
     32,200       Performance Technologies, Inc.*        483,000
     49,700       Pericom Semiconductor Corp.* ...       453,512
     23,500       Phoenix Technologies, Ltd.* ....       274,656
     54,500       Planar Systems, Inc.* ..........       667,625
     54,300       Segue Software, Inc.* ..........       800,925
     25,000       Summa Four, Inc.* ..............       253,125
    115,100       Sybase, Inc.* ..................       981,947
     35,800       Tegal Corp.* ...................       192,425
    101,600       Teltrend, Inc.* ................     1,676,400
     50,100       Transmation, Inc.* .............       350,700
     40,000       Total Control Products, Inc.* ..       425,000
     23,700       Ultratech Stepper, Inc.* .......       582,130

                  Technology (continued)

    189,000       Unitrode Corp.* ................  $  3,024,000
     50,100       Viasoft, Inc.* .................       873,619
     73,600       Viisage Technology, Inc.* ......       363,400
     69,900       Wood's (T.B.), Inc. ............     1,564,012
                                                    ------------
                                                      66,181,830
                                                    ------------
                  Consumer Cyclical - 16.77%

     54,250       ADVO, Inc.* ....................     1,552,906
     86,000       American Business
                  Information, Inc., Class A* ....     1,161,000
     66,400       American Business
                  Information, Inc., Class B* ....       946,200
     75,000       American Homestar Corp.* .......     1,556,250
     32,100       American Skiing Corp.* .........       497,550
     23,700       Applebee's International, Inc. .       589,537
     24,000       ASI Solutions, Inc.* ...........       249,000
     70,050       Bassett Furniture Industries,
                  Inc. ...........................     2,189,062
     61,300       Beazer Homes USA, Inc.* ........     1,494,187
     59,300       Cash America International, Inc.     1,008,100
     22,600       CN Biosciences, Inc.* ..........       629,975
     59,100       Cooker Restaurant Corp. ........       694,425
     12,500       Culp, Inc. .....................       237,500
     89,600       Eagle Hardware & Garden, Inc.* .     1,635,200
     46,000       Execustay Corp.* ...............       638,250
     55,400       Filene's Basement Corp.* .......       308,162
     68,700       Friendly Ice Cream Corp.* ......     1,743,262
     47,400       Galoob Toys, Inc.* .............       512,512
     22,600       Happy Kids, Inc.* ..............       302,275
          1       Horton (D.R.), Inc. ............            19
     53,000       Houghton Mifflin Co. ...........     1,725,812
     29,100       Iterim Services, Inc.* .........       949,388
     92,600       Jones Intercable, Inc., Class A*     1,863,575
     55,800       K2, Inc. .......................     1,265,962
      8,000       Keystone Automotive
                  Industries, Inc.* ..............       206,500
     40,000       Lazare Kaplan International,
                  Inc.* ..........................       440,000
     54,870       O'Charley's, Inc.* .............     1,104,259
     16,500       Platinum Entertainment, Inc.* ..       214,500
     76,320       Pluma, Inc.* ...................       548,550
     95,400       Protection One, Inc. ...........     1,165,669
    137,700       R & B, Inc.* ...................     1,738,462
     74,300       Rival Co. ......................     1,193,444
     47,800       Rocky Shoes & Boots, Inc.* .....       803,637
     83,500       Ryan's Family Steak Houses,
                  Inc.* ..........................       835,000
     93,800       SEI Investments Co .............     6,929,475
     35,600       Signature Eyewear, Inc.* .......       302,600
     65,500       Spaghetti Warehouse, Inc.* .....       507,625
      8,300       Star Buffet, Inc.* .............       132,800
     44,100       TCA Cable TV, Inc. .............     2,723,175
      8,000       Tefron, Ltd.* ..................       214,500
     78,100       The York Group, Inc. ...........     1,425,325
     20,000       Toll Brothers, Inc.* ...........       557,500
     64,700       Toro Co. .......................     2,450,512
    135,000       Unifirst Corp. .................     3,645,000

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
    --------                                          ---------
                  Consumer Cyclical (continued)
    127,550       Unitog Co. .....................  $  3,156,862
     89,900       Worldtex, Inc.* ................       685,487
     23,314       WSMP, Inc.* ....................       460,452
                                                    ------------
                                                      55,191,443
                                                    ------------
                  Consumer Staples - 14.62%

     74,100       Advanced Health Corp.* .........     1,055,925
     23,700       American Healthcorp, Inc.* .....       238,480
      2,184       Amsurg Corp., Class A* .........        24,572
     14,073       Amsurg Corp., Class B* .........       147,767
     83,250       Apple Orthodontix, Inc.* .......     1,134,280
     12,700       Ballard Medical Products .......       319,087
     37,500       Barrett Business Services, Inc.*       492,187
     65,700       Bindley Western Industries, Inc.     2,554,087
     10,500       Biosite Diagnostics, Inc.* .....       158,156
     12,100       Capital Senior Living Corp.* ...       180,744
    100,000       Cephalon, Inc.* ................     1,193,750
     18,240       Cordiant Communications
                  Group, ADR .....................       180,120
     63,400       CTB International Corp.* .......       951,000
    113,200       Datascope Corp.* ...............     3,183,750
     23,700       Enamelon, Inc.* ................       234,037
     36,000       Gish Biomedical, Inc.* .........       131,625
    153,800       Health Management Systems, Inc.*     1,634,125
     63,700       Healthcare Financial
                  Partners, Inc.*, REIT(A) .......     6,370,001
     30,900       Hologic, Inc.* .................       726,150
     25,900       Horizon Medical Products, Inc.*        385,263
    141,827       ICN Pharmaceuticals, Inc. ......     6,984,955
     25,100       Invacare Corp. .................       699,663
     94,300       Lifecore Biomedical, Inc.* .....     1,850,638
     32,800       Marquette Medical
                  Systems, Inc., Class A* ........       885,600
     79,875       Minntech Corp. .................     1,118,250
     80,933       Morrison Health Care, Inc. .....     1,659,127
     98,000       Northland Cranberries, Inc.,
                  Class A ........................     1,635,375
     58,000       Noven Pharmaceuticals, Inc.* ...       377,000
    143,700       Paracelsus Healthcare Corp.* ...       655,631
     27,500       Performance Food Group Co.* ....       556,875
     71,089       Pilgrim's Pride Corp. ..........     1,208,513
     59,100       PMR Corp.* .....................       886,500
     60,550       Res-Care, Inc.* ................     2,369,019
     23,921       Respironics, Inc.* .............       399,182
     48,000       Richfood Holdings, Inc. ........     1,317,000
     18,240       Saatchi & Saatchi, ADR* ........       237,120
     88,400       SOS Staffing Services, Inc.* ...     1,944,800
    130,500       Unilab Corp.* ..................       391,500
     25,000       U.S. Bioscience, Inc.* .........       231,250
     45,600       Warner Chilcott Laboratories,
                  ADR* ...........................       524,400
     33,600       Western Staff Services, Inc.* ..       879,900
                                                    ------------
                                                      48,107,404
                                                    ------------
                  Finance - 12.09%

     70,000       American Annuity Group, Inc. ...     1,649,375
     43,620       Amerus Life Holdings, Inc.,
                  Class A ........................     1,395,840
     10,100       Annuity & Life Re (Holdings),
                  Ltd.* ..........................       241,138
     51,800       Brandywine Realty Trust, REIT ..     1,178,450

                  Finance (continued)

     80,300       Corporate Office
                  Properties Trust, Inc., REIT ...  $    848,169
    172,370       D & N Financial Corp. ..........     5,020,276
     64,000       Emergent Group, Inc.* ..........       584,000
     26,100       First Alliance Corp.* ..........       430,650
     43,750       FirstBank Puerto Rico ..........     2,482,813
     11,500       GBC Bancorp ....................       733,125
     32,667       Hanmi Bank* ....................       710,514
     34,850       Healthcare Realty Trust, Inc.,
                  REIT ...........................       980,156
     48,700       Highlands Insurance Group, Inc.*     1,320,988
     47,400       Imperial Credit
                  Commercial Mortgage ............       684,338
     77,500       Innkeepers USA Trust, REIT .....     1,172,188
     50,000       Intercargo Corp. ...............       612,500
     40,000       IRT Property Co., REIT .........       465,000
     12,200       Kansas City Life Insurance Co. .     1,037,000
     25,000       LaSalle Re Holdings, Ltd. ......       914,063
     35,400       Life Financial Corp.* ..........       805,350
     81,700       Matrix Capital Corp.* ..........     2,185,475
     30,000       Ohio Casualty Corp. ............     1,451,250
      8,000       Penn-America Group, Inc. .......       165,000
     63,500       PICO Holdings, Inc.* ...........       333,375
     53,450       Poe & Brown, Inc. ..............     2,104,594
     77,500       Point West Capital Corp.* ......       426,250
     28,200       Prime Group Realty Trust, REIT .       590,438
     25,100       Reliance Bancorp, Inc. .........       991,450
     13,800       Resources America, Inc., Class A       924,600
     80,000       Selective Insurance Group, Inc.      2,200,000
     15,500       SL Green Realty Corp., REIT ....       372,000
     40,425       Southwest Securities Group, Inc.     1,076,316
     20,000       Symons International Group, Inc.*      375,000
     25,000       Terra Nova (Bermuda)
                  Holdings, Ltd., Class A ........       765,625
     21,700       Tower Realty Trust, Inc., REIT .       512,663
     22,677       UMB Financial Corp. ............     1,337,943
     30,700       Willis Lease Finance Corp.* ....       725,288
                                                    ------------
                                                      39,803,200
                                                    ------------
                  Capital Goods and Construction - 11.96%

     20,900       ABC Rail Products Corp.* .......       365,750
     22,600       Aeroflex, Inc.* ................       307,925
     61,500       Analysis & Technology, Inc. ....     1,353,000
     22,000       Atchison Casting Corp.* ........       416,625
    123,900       Brown & Sharpe
                  Manufacturing Co., Class A* ....     1,695,881
     20,328       Chemi-Trol Chemical Co. ........       459,921
     87,550       Chicago Bridge & Iron Co. N.V. .     1,422,688
     77,300       Comptek Research, Inc.* ........       705,363
     47,400       Cuno, Inc.* ....................       930,225
     79,100       Denison International Plc, ADR*      1,423,800
     32,767       Engle Homes, Inc. ..............       507,375
     92,000       Evans & Sutherland
                  Computer Corp.* ................     2,656,500
     97,250       Farr Co.* ......................     2,066,563
     73,700       Giga-Tronics, Inc.* ............       497,475
     55,500       Global Industrial Technologies,
                  Inc.* ..........................       995,531
     46,500       Key Technology, Inc.* ..........       534,750

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
     Shares                                            (Note 2)
     ------                                            --------
                  Capital Goods and Construction (continued)
     75,100       Ladish Co., Inc.* ..............  $  1,164,050
     74,000       Layne Christensen, Inc.* .......     1,285,750
    117,300       LSI Industries, Inc. ...........     2,668,575
     65,100       MPW Industrial
                  Services Group, Inc.* ..........       781,200
     62,200       NCI Building Systems, Inc.* ....     3,234,400
     21,400       Newmark Homes Corp.* ...........       219,350
     15,000       Osmonics, Inc.* ................       225,938
     47,600       Reliance Steel & Aluminum Co. ..     1,921,850
     88,550       Shaw Group, Inc.* ..............     2,080,925
     15,000       Sun Hydraulics, Inc. ...........       221,250
     33,500       SunSource Inc. .................       973,594
     87,744       Terex Corp.* ...................     2,687,160
     47,700       TransTechnology Corp. ..........     1,425,038
     18,800       Ultralife Batteries, Inc.* .....       236,175
     83,500       Valmont Industries, Inc. .......     1,857,875
     58,198       Varlen Corp. ...................     2,022,381
                                                    ------------
                                                      39,344,883
                                                    ------------
                  Energy - 4.73%

    108,700       Bellwether Exploration Co.* ....       978,300
     44,200       Berry Petroleum Co., Class A* ..       665,763
     71,200       Callon Petroleum Co.* ..........     1,263,800
     63,000       Cross Timbers Oil Co. ..........     1,204,875
      2,600       Dawson Geophysical Co.* ........        45,175
     32,200       Devon Energy Corp. .............     1,283,975
     79,135       Domain Energy Corp.* ...........     1,028,755
    198,000       Gulf Canada Resources, Ltd.* ...     1,051,875
     72,400       Key Production Co., Inc.* ......       891,425
     30,000       MarkWest Hydrocarbon, Inc.* ....       570,000
     69,120       Meridian Resource Corp.* .......       626,400
     40,000       Nuevo Energy Co.* ..............     1,425,000
     18,800       Oceaneering International, Inc.*       431,225
     14,200       Petroglyph Energy, Inc.* .......       115,375
     29,500       Pioneer Natural Resources Co. ..       706,156
     39,800       Pogo Producing Co. .............     1,276,088
     18,700       Pride International, Inc.* .....       454,644
     80,000       Vintage Petroleum, Inc. ........     1,560,000
                                                    ------------
                                                      15,578,831
                                                    ------------
                  Basic Materials - 4.27%

     75,700       Dexter Corp. ...................     3,127,356
     30,000       Elcor Corp. ....................       834,375
     10,300       Fuller (H.B.) Co. ..............       646,325
     54,700       Grief Brothers Corp., Class A ..     2,105,950
    102,800       Northwest Pipe Co.* ............     2,261,600
     46,000       Novamerican Steel Inc.* ........       552,000
     76,650       Peak International, Ltd.* ......     1,782,113
    120,100       Sealright Co., Inc.* ...........     1,651,375
     26,700       Steel of West Virginia, Inc.* ..       307,050
     23,300       Sybron Chemicals, Inc.* ........       771,813
                                                    ------------
                                                      14,039,957
                                                    ------------
                  Transportation - 1.99%

     88,000       AirNet Systems, Inc.* ..........  $  2,376,000
     40,000       Arnold Industries, Inc. ........       640,000
     38,875       Cannon Express, Inc.* ..........       349,875
     28,200       Gulfmark Offshore, Inc.* .......       874,200
     16,000       Midwest Express Holdings, Inc.*        761,000
     50,100       RailTex, Inc.* .................       742,106
     94,500       Simon Transportation Services,
                  Inc.* ..........................       797,344
                                                    ------------
                                                       6,540,525
                                                    ------------
                  Utilities - 1.00%

     41,050       Atmos Energy Corp. .............     1,208,409
     41,950       Cascade Natural Gas Corp. ......       673,822
     20,000       Middlesex Water Co., Inc. ......       400,000
     43,300       Southwest Gas Corp. ............       998,606
                                                    ------------
                                                       3,280,837
                                                    ------------
                  Total Common Stocks ............   288,068,910
                  (Cost $215,878,531)               ------------

    Par Value
   -----------
CORPORATE BOND - 0.11%

$   369,900       MacNeal-Schwendler Corp.
                  Convertible Subordinated
                  Debenture 7.88%, 08/18/04 ......       383,771
                                                    ------------
                  Total Corporate Bond ...........       383,771
                  (Cost $369,900)                   ------------

REPURCHASE AGREEMENT - 14.20%

 46,736,118       Chase Manhattan Bank 5.45%,
                  05/01/98, dated 04/03/98
                  Repurchase Price $46,743,193
                  (Collateralized by U.S. Treasury
                  Note 5.75%, due 10/31/00; Total
                  Par $47,555,000; Market Value
                  $49,085,677) ...................    46,736,118
                                                    ------------
                  Total Repurchase Agreement .....    46,736,118
                  (Cost $46,736,118)                ------------

Total Investments - 101.85% ......................   335,188,799
(Cost $262,984,549)                                 ------------

Net Other Assets and Liabilities - (1.85)% .......    (6,104,283)
                                                    ------------
Net Assets - 100.00% .............................  $329,084,516
                                                    ============


--------------------------------------------------------------------------------

*    Non-income producing security.

(A) Security exempt from registration under 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. On April 30, 1998 this security amounted to $6,370,001 or 1.95% of net assets.

REIT Real Estate Investment Trust

ADR  American Depositary Receipt

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
     ------                                            --------
COMMON STOCKS - 93.95%

                  Technology - 37.90%
    126,300       Actel Corp.* ...................  $  1,878,712
     13,800       Advanced Radio Telecom Corp.* ..       201,825
     84,500       Allen Telecom, Inc.* ...........     1,357,280
    141,200       Altron, Inc.* ..................     2,047,400
     24,675       ANADIGICS, Inc.* ...............       411,764
     90,250       Arbor Software Corp.* ..........     4,247,391
     91,200       Asesco Corp.* ..................       621,300
     49,732       Aspen Technology, Inc.* ........     2,430,652
     14,000       Asyst Technologies, Inc.* ......       294,875
     87,600       Berg Electronics Corp.* ........     2,085,975
     36,200       Best Software, Inc.* ...........       696,850
     65,200       Black Box Corp.* ...............     2,167,900
    107,500       California Microwave, Inc.* ....     2,438,906
     80,200       CerProbe Corp.* ................     1,333,325
     67,500       Cognex Corp.* ..................     1,632,656
    106,000       Cognicase, Inc.* ...............     1,934,500
    105,700       Coherent Communications
                  Systems Corp.* .................     5,199,119
    169,600       Condor Technology Solutions* ...     2,957,400
     72,216       Cree Research, Inc.* ...........     1,205,105
    123,700       Daou Systems, Inc.* ............     2,226,600
     37,700       Davox Corp.* ...................       843,537
    126,600       Deltek Systems, Inc.* ..........     2,721,900
    132,500       Discreet Logic, Inc.* ..........     2,368,438
     47,444       DSP Communications, Inc.* ......       791,722
    106,600       Eidos Plc, ADR* ................     1,705,600
     83,500       Exar Corp.* ....................     2,097,937
    133,600       Excel Technologies, Inc.* ......     1,344,350
     81,400       Extended Systems, Inc.* ........       569,800
     74,300       FactSet Research Systems, Inc.*      2,600,500
     44,600       Forefront Group, Inc.* .........       708,025
     96,300       Forrester Research, Inc.* ......     3,611,250
    101,300       Great Plains Software, Inc.* ...     3,773,425
    141,400       Harmonic Lightwaves, Inc.* .....     2,474,500
     66,164       Helix Technology Corp. .........     1,323,280
    110,100       HTE, Inc.* .....................     3,082,800
     48,800       ICG Communications, Inc.* ......     1,708,000
     54,600       IDT Corp.* .....................     1,675,538
    139,225       Information Management
                  Resources, Inc.* ...............     3,776,478
    159,492       Inso Corp.* ....................     2,870,856
    138,250       International Telecommunication
                  Data Systems, Inc.* ............     4,182,062
     42,000       JDA Software Group, Inc.* ......     2,123,625
     66,900       Komag, Inc.* ...................     1,036,950
     66,800       Legato Systems, Inc.* ..........     2,112,550
    176,150       Lightbridge, Inc.* .............     2,113,800
    130,400       Macromedia, Inc.* ..............     1,947,850
    155,400       Made2Manage Systems, Inc.* .....     2,243,588
     67,850       May & Speh, Inc.* ..............     1,009,269
    139,600       Mecon, Inc.* ...................     1,561,775
    158,700       Melita International Corp.* ....     2,122,612
     88,800       Mercury Interactive Corp.* .....     3,596,400
     45,900       Merix Corp.* ...................       645,469
    100,100       META Group, Inc.* ..............     3,465,963
    132,700       MetaCreations Corp.* ...........     1,393,350
     71,400       Natural Microsystems Corp.* ....     2,302,650

                  Technology (continued)

    165,800       Norstan, Inc.* .................  $  3,979,200
     94,650       Ortel Corp.* ...................     1,283,691
     19,800       Pacific Gateway Exchange, Inc.*      1,128,600
     79,900       P-Com, Inc.* ...................     1,573,031
     76,900       Peritus Software Services, Inc.*       427,756
    129,700       Pervasive Software, Inc.* ......     1,767,162
    530,300       Phonetel Technologies, Inc.* ...       464,012
    112,100       Powerwave Technologies, Inc.* ..     2,115,887
     66,098       PRI Automation, Inc.* ..........     1,768,122
     50,900       Prism Solutions, Inc.* .........       391,294
    132,300       Quad Systems Corp.* ............       620,156
     45,200       Quickturn Design Systems, Inc.*        474,600
     60,000       RadiSys Corp.* .................     1,635,000
     51,300       Renaissance Worldwide, Inc.* ...       920,194
    259,900       RF Power Products, Inc.* .......       714,725
     72,100       Richey Electronics, Inc.* ......       684,950
     95,340       Saville Systems Ireland Plc, ADR*    4,755,082
     66,600       Scopus Technology, Inc.* .......     1,248,750
    117,700       Seamed Corp.* ..................     1,934,693
    130,400       Secure Computing Corp.* ........     1,483,300
     97,600       SEEC, Inc.* ....................     1,348,100
    116,400       SIPEX Corp.* ...................     2,313,450
    158,750       SmarTalk TeleServices, Inc.* ...     3,155,156
     25,550       SpeedFam International, Inc.* ..       740,950
    133,400       SPR, Inc.* .....................     4,002,000
     46,645       SPSS, Inc.* ....................     1,166,125
    150,000       Standard Microsystems Corp.* ...     1,650,000
    136,600       STB Systems, Inc.* .............     1,955,087
     77,800       Tekelec* .......................     3,909,450
    132,700       Template Software, Inc.* .......     1,542,638
    116,900       Tier Technologies, Inc.* .......     2,352,612
    133,500       Timberline Software Corp. ......     2,403,000
    105,100       Tollgrade Communications, Inc.*      2,377,887
     69,100       Total Control Products, Inc.* ..       734,187
     70,400       TriQuint Semiconductor, Inc.* ..     1,610,400
     53,900       TSI International Software, Ltd.*    1,185,800
    692,900       TSI Telsys Corp.* ..............       159,852
     77,100       Unitrode Corp.* ................     1,233,600
     95,600       Vantive Corp.* .................     3,059,200
     49,800       Veeco Instruments, Inc.* .......     2,010,675
    145,050       Viisage Technology, Inc.* ......       716,184
     43,400       Visio Corp.* ...................     2,148,300
    121,700       Voice Control Systems, Inc.* ...       669,350
    131,000       Whittman-Hart, Inc.* ...........     5,747,625
     22,400       YieldUP International Corp.* ...       226,800
    133,100       Zygo Corp.* ....................     2,828,375
                                                    ------------
                                                     189,892,392
                                                    ------------
                  Consumer Staples - 16.65%

    119,900       Anesta Corp.* ..................     2,068,275
    109,100       Ascent Pediatrics, Inc.* .......       422,762
    122,650       Biofield Corp.* ................       536,594
    112,100       Brookdale Living
                  Communities, Inc.* .............     3,110,775
    100,054       Casey's General Stores, Inc. ...     1,638,384
     81,300       Coast Dental Services* .........     1,890,225
     77,500       Cytyc Corp.* ...................     1,123,750

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
     ------                                            --------

                  Consumer Staples (continued)
     66,400       Digene Corp.* ..................  $    717,950
    130,000       Endocardial Solutions, Inc.* ...     1,592,500
    179,500       EndoSonics Corp.* ..............     1,166,750
    194,900       FirstService Corp.* ............     2,326,619
     71,800       Geltex Pharmaceuticals, Inc.* ..     1,678,325
     53,620       G & K Services, Inc., Class A ..     2,158,205
    177,700       Hanger Orthopedic Group, Inc.* .     3,320,769
     68,300       Heartport, Inc.* ...............       725,687
     80,054       Hologic, Inc.* .................     1,881,269
    109,273       Horizon Health Corp.* ..........     2,595,234
     68,927       Lunar Corp.* ...................     1,292,380
    170,150       MedCath, Inc.* .................     3,094,602
    138,600       Merge Technologies, Inc.* ......       589,050
     93,375       National Surgery Centers, Inc.*      2,649,516
    233,550       Nature's Sunshine Products, Inc.     5,721,975
     65,000       NCS Healthcare Inc., Class A* ..     1,909,375
    132,500       NeoPath, Inc.* .................     1,846,719
      6,200       Nutraceutical International
                  Corp.* .........................       111,600
    171,312       On Assignment, Inc.* ...........     5,524,812
    257,800       OncorMed, Inc.* ................     1,176,212
     91,300       PMR Corp.* .....................     1,369,500
     35,900       Parexel International Corp.* ...     1,202,650
     69,225       Patterson Dental Co.* ..........     2,037,810
    113,600       Penederm, Inc.* ................     1,278,000
    144,000       Physicians Specialty Corp.* ....     1,566,000
    130,200       Prime Medical Services, Inc.* ..     1,383,375
     36,000       Renal Care Group, Inc.* ........     1,377,000
    224,760       Rexall Sundown, Inc.* ..........     7,178,272
    168,164       Romac International, Inc.* .....     4,456,346
    148,000       Sheridan Healthcare, Inc.* .....     2,386,500
     65,900       Thomas Group, Inc.* ............       576,625
    143,650       Urologix, Inc.* ................     1,346,719
    197,000       Weider Nutrition International,
                  Inc. ...........................     2,794,938
     26,251       Whole Foods Market, Inc.* ......     1,624,250
                                                    ------------
                                                      83,448,299
                                                    ------------
                  Consumer Cyclical - 16.29%

    119,528       ABR Information Services, Inc.*      3,458,842
     67,600       Aftermarket Technology Corp.* ..     1,318,200
     66,700       Ambassadors International, Inc.*     2,001,000
     32,800       American Coin Merchandising* ...       688,800
    183,400       ASI Solutions, Inc.* ...........     1,902,775
    156,300       Barbeques Galore, Ltd., ADR* ...     1,504,388
    103,050       Barnett, Inc.* .................     2,086,763
    118,300       Brass Eagle, Inc.* .............     1,833,650
     48,300       Carey International, Inc.* .....     1,098,825
     44,800       Carriage Services, Inc.* .......     1,092,000
     28,400       Data Processing Resources Corp.*       794,755
    100,300       Dura Automotive Systems, Inc.* .     3,911,700
    105,800       Eagle Hardware & Garden, Inc.* .     1,930,850
     61,550       Equity Marketing, Inc.* ........     1,484,894
    199,000       Funco, Inc.* ...................     3,781,000
     88,500       Hall Kinion & Associates, Inc.*      1,382,812
    162,500       ILX Resorts, Inc.* .............     1,117,188
    143,200       Jones Inter Cable, Inc., Class A*    2,881,900
    197,300       Just For Feet, Inc.* ...........     4,340,600

                  Consumer Cyclical (continued)

    114,900       Keystone Automotive
                  Industries, Inc.* ..............  $  2,965,856
    123,600       Kroll-O'Gara Co.* ..............     2,634,225
    123,100       Lifeline Systems, Inc.* ........     2,477,388
    179,969       Lo-Jack Corp.* .................     2,452,078
     90,500       Newsedge Corp.* ................     1,549,813
     56,900       Papa John's International, Inc.*     2,375,575
    130,100       Players International, Inc.* ...       691,156
     30,120       Pre Paid Legal Services, Inc.* .     1,138,913
    195,400       Rentrak Corp.* .................     1,538,775
     79,910       Rural/ Metro Corp.* ............     2,597,075
    145,250       Safety First, Inc.* ............     1,289,094
     65,000       Showbiz Pizza Time, Inc.* ......     2,510,625
     81,300       Silverleaf Resorts, Inc.* ......     1,930,875
     49,400       Source Information
                  Management Co.* ................       327,275
    153,000       SRS Labs, Inc.* ................     1,300,500
     58,900       Stein Mart, Inc.* ..............     2,076,225
    153,250       The First Years, Inc. ..........     4,827,375
     39,266       The Men's Wearhouse, Inc.* .....     1,654,080
    100,200       Travis Boats & Motors, Inc.* ...     2,705,400
     56,500       West Marine, Inc.* .............     1,416,031
    107,600       Wilmar Industries* .............     2,568,950
                                                    ------------
                                                      81,638,226
                                                    ------------
                  Capital Goods and Construction - 6.33%

     32,400       Advanced Lighting
                  Technologies, Inc.* ............       899,100
     99,236       AFC Cable Systems, Inc.* .......     3,448,451
    158,700       Armor Holdings, Inc.* ..........     1,745,700
     85,900       Cuno, Inc.* ....................     1,685,788
    129,000       Firearms Training Systems* .....     1,128,750
    124,000       Group Maintenance
                  American Corp.* ................     1,999,500
     97,700       Hexcel Corp.* ..................     2,729,494
    171,800       Maverick Tube Corp.* ...........     2,995,763
     63,500       MSC Industrial Direct, Inc.,
                  Class A* .......................     3,230,563
     65,100       Motivepower Industries, Inc.* ..     1,676,325
     65,200       Omniquip International, Inc. ...     1,524,050
    224,710       PCD, Inc.* .....................     4,508,244
    132,100       Recycling Industries, Inc.* ....       990,750
    133,200       Shaw Group, Inc.* ..............     3,130,200
      2,500       Thermo Sentron, Inc.* ..........        29,063
                                                    ------------
                                                      31,721,741
                                                    ------------
                  Energy - 5.08%

     80,700       Abraxas Petroleum Corp.* .......       817,088
    182,462       Bellwether Exploration Co.* ....     1,642,158
    132,700       Cabot Oil & Gas Corp. ..........     3,110,156
    253,750       Coho Energy, Inc.* .............     1,918,984
    146,920       Comstock Resources, Inc.* ......     1,891,595
    200,990       Dawson Production Services,
                  Inc.* ..........................     2,637,994
    104,900       Domain Energy Corp.* ...........     1,363,700
     41,540       HarCor Energy, Inc.* ...........        80,484
    106,100       KCS Energy, Inc. ...............     1,644,550

                       See Notes to Financial Statements.

THE GALAXY FUND

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
   Shares                                              (Note 2)
   ------                                              --------

                  Energy (continued)
    447,500       Magin Energy, Inc.* ............  $    782,096
    114,500       Magnum Hunter Resources, Inc.* .       780,031
    448,400       Mercantile International
                  Petroleum* .....................       112,100
          1       National-Oilwell, Inc.* ........            38
     41,200       Nuevo Energy Co.* ..............     1,467,750
    106,100       Offshore Logistics, Inc.* ......     2,506,613
     78,633       Pride International, Inc.* .....     1,911,765
    139,378       Swift Energy Co.* ..............     2,778,843
                                                    ------------
                                                      25,445,945
                                                    ------------
                  Finance - 3.94%

     90,100       ARM Financial Group, Inc.,
                  Class A ........................     1,931,519
    187,000       BankAtlantic Bancorp, Inc.,
                  Class A ........................     2,559,563
    157,922       Credit Acceptance Corp.* .......     1,697,662
    109,100       CRIIMI MAE, Inc. ...............     1,629,681
     35,900       Enhance Financial Services Group     2,463,638
     65,900       First Republic Bank* ...........     2,265,313
     15,922       General Accept Corp.* ..........        14,330
     86,785       HCC Insurance Holdings, Inc. ...     1,887,574
     19,600       Meadowbrook Insurance Group ....       640,675
    105,200       Prime Retail, Inc., REIT .......     1,492,525
     34,600       Redwood Trust, Inc., REIT ......       852,025
     79,600       Riggs National Corp. ...........     2,293,475
                                                    ------------
                                                      19,727,980
                                                    ------------
                  Transportation - 3.54%

    148,400       Aaron Rents, Inc. ..............     3,014,375
     80,000       AirNet Systems, Inc.* ..........     2,160,000
     60,200       Alaska Air Group, Inc.* ........     3,378,725
     83,400       Atlas Air, Inc.* ...............     3,252,600
    268,500       Dynamex, Inc.* .................     3,322,688
     23,325       Midwest Express Holdings* ......     1,109,395
     76,400       US Express Enterprises* ........     1,489,800
                                                    ------------
                                                      17,727,583
                                                    ------------
                  Utilities - 2.14%

    133,700       Arch Communications Group, Inc.*       760,419
    130,200       CoreComm, Inc.* ................     2,506,350
    120,500       Davel Communication Corp.* .....     3,253,500
     94,200       HighwayMaster
                  Communications, Inc.* ..........       565,200
    133,700       Metrocall, Inc.* ...............       944,256
    100,200       Mobile Telecommunication
                  Technologies* ..................     2,555,100
      6,500       Startec Global Communications* .       165,750
                                                    ------------
                                                      10,750,575
                                                    ------------
                  Basic Materials - 2.08%

    229,050       AMCOL International Corp. ......  $  3,135,122
    117,000       Dunn Computer Corp.* ...........     1,023,750
    281,988       Meridian Resource Corp.* .......     2,555,516
     53,091       OM Group, Inc. .................     2,352,595
    200,400       U.S. Home & Garden, Inc.* ......     1,340,175
                                                    ------------
                                                      10,407,158
                                                    ------------
                  Total Common Stocks ............   470,759,899
                  (Cost $398,092,802)               ------------

Par Value
---------
REPURCHASE AGREEMENT - 5.23%

$26,235,907       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $26,239,879
                  (Collateralized by U.S.
                  Treasury Note 6.375%, Due 2000
                  Total Par $25,670,000;
                  Market Value $26,797,450) ......    26,235,907
                                                    ------------
                  Total Repurchase Agreement .....    26,235,907
                  (Cost $26,235,907)                ------------

Total Investments - 99.18% .......................   496,995,806
(Cost $424,328,709)                                 ------------

Net Other Assets and Liabilities - 0.82% .........     4,101,674
                                                    ------------
Net Assets - 100.00% .............................  $501,097,480
                                                    ============

--------------------------------------------------------------------------------
*      Non-income producing security.

ADR    American Depositary Receipt

REIT   Real Estate Investment Trust

                       See Notes to Financial Statements.

THE GALAXY FUND

International Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                        Value
     Shares                                            (Note 2)
     ------                                            --------

COMMON STOCKS - 96.84%

                  Australia - 2.53%
    760,884       Australia & New Zealand
                  Banking Group Ltd. .............  $  5,311,757
    623,875       Coca-Cola Amatil, Ltd ..........     4,760,994
                                                    ------------
                                                      10,072,751
                                                    ------------
                  Belguim - 1.04%

      7,370       Kredietbank ....................     4,158,299
                                                    ------------
                  Brazil - 1.04%

     34,128       Telebras, ADR ..................     4,157,217
                                                    ------------
                  Canada - 1.72%

    113,700       BCE, Inc. ......................     4,841,004
    141,700       MacMillan Bloedel, Ltd. ........     2,016,007
                                                    ------------
                                                       6,857,011
                                                    ------------
                  France - 12.41%

     45,550       Banque Nationale de Paris ......     3,841,931
     25,964       Groupe Danone ..................     6,133,568
      5,171       LVMH ...........................     1,064,997
    148,759       Renault SA* ....................     6,904,635
     91,374       Schneider SA ...................     6,840,509
      2,566       SEITA ..........................       115,259
     79,630       Suez Lyonnaise .................    13,512,327
     78,967       Thomson CSF ....................     3,126,626
     80,041       Valeo SA .......................     7,962,821
                                                    ------------
                                                      49,502,673
                                                    ------------
                  Germany - 5.32%

     70,872       Daimler-Benz AG* ...............     6,920,893
      9,598       Mannesmann AG ..................     7,618,055
      8,369       Volkswagen AG ..................     6,665,721
                                                    ------------
                                                      21,204,669
                                                    ------------
                  Hong Kong - 1.15%

    262,000       Hutchison Whampoa Ltd. .........  $  1,620,165
  1,038,000       New World Development Co. Ltd. .     2,954,802
                                                    ------------
                                                       4,574,967
                                                    ------------
                  Hungary - 0.79%

     29,470       Gedeon Richter, GDR* ...........     3,138,555
                                                    ------------
                  India - 0.30%

     60,700       Hindalco Industries Ltd., GDR* .     1,183,650
                                                    ------------
                  Italy - 7.41%

     81,000       Banca Popolare di Bergamo ......     1,965,742
  1,674,869       Credito Italiano SPA ...........     8,800,424
  1,026,881       Mediaset SPA ...................     6,722,815
  1,613,000       Telecom Italia SPA .............    12,062,110
                                                    ------------
                                                      29,551,091
                                                    ------------
                  Japan - 13.79%

    196,000       Canon Inc. .....................     4,635,635
    262,000       Denso Corp. ....................     4,503,929
     98,000       Ito-Yokado Co., Ltd. ...........     5,072,540
    354,000       Matsushita Electric
                  Industrial Co., Ltd. ...........     5,670,848
    456,000       Mitsui Fudosan Co., Ltd. .......     4,162,370
    132,000       Murata Manufacturing Co., Ltd. .     3,870,032
        590       Nippon Telegraph &
                  Telephone Corp. ................     5,171,528
    399,000       Nomura Securities Co., Ltd. ....     4,869,163
     90,000       Rohm Co. Ltd. ..................    10,160,193
     70,800       Sony Corp. .....................     5,890,192
    200,000       Sumitomo Realty &
                  Development Co., Ltd. ..........       959,649
                                                    ------------
                                                      54,966,079
                                                    ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

International Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
   Shares                                              (Note 2)
   ------                                              --------
                  Mexico - 3.09%
    111,700       Grupo Televisa SA* .............  $  4,579,700
    415,000       Kimberly-Clark de
                  Mexico S.A., Class A ...........     2,035,849
    101,068       Telefonos de
                  Mexico S.A., Class L, ADR ......     5,722,976
                                                    ------------
                                                      12,338,525
                                                    ------------
                  Netherlands - 13.07%

    125,300       Gucci Group ....................     5,834,281
    110,380       ING Groep ......................     7,174,345
    195,820       Koninklijke Ptt ................    10,120,097
     74,940       Philips Electronics ............     6,603,297
    119,332       Royal Dutch Petroleum ..........     6,586,564
     53,880       Vendex International ...........     3,456,684
    381,629       Verenigd Bezit .................    12,355,100
                                                    ------------
                                                      52,130,368
                                                    ------------
                  New Zealand - 1.17%

    614,181       Telecom Corp. of New Zealand* ..     1,647,888
    633,465       Telecom Corp. of New Zealand
                  Ltd. ...........................     3,008,658
                                                    ------------
                                                       4,656,546
                                                    ------------
                  Philippines - 0.61%

    177,720       Metropolitan Bank & Trust Co. ..     1,383,250
     38,619       Philippine Long Distance Co. ...     1,034,008
                                                    ------------
                                                       2,417,258
                                                    ------------
                  Spain - 5.79%

    112,610       Banco de Santander SA ..........  $  5,952,137
     91,500       Corp Bancaria de Espana SA .....     7,630,007
    223,700       Telefonica de Espana SA ........     9,341,642
    223,700       Telefonica de Espana SA -
                  Rights* ........................       176,257
                                                    ------------
                                                      23,100,043
                                                    ------------
                  Sweden - 2.22%

    170,400       Hennes & Mauritz AB, Class B ...     8,869,956
                                                    ------------
                  Switzerland - 5.69%

      5,553       Nestle SA ......................    10,767,795
      4,031       Novartis AG, Registered ........     6,661,480
        517       Roche Holdings AG ..............     5,238,212
                                                    ------------
                                                      22,667,487
                                                    ------------
                  United Kingdom - 17.70%

    413,162       B.A.T. Industries, Plc .........     3,897,781
    349,955       British Aerospace, Plc .........    11,695,684
    858,584       Diageo, Plc ....................    10,225,410
    391,413       Glaxo Wellcome, Plc ............    11,064,706
    514,400       Imperial Chemical Industries,
                  Plc ............................     9,344,342
  2,136,154       LucasVarity ....................     9,549,227
          1       PowerGen, Plc ..................            14
    863,879       Vodafone Group, Plc ............     9,493,716
    938,329       Somerfield, Plc ................     5,312,900
                                                    ------------
                                                      70,583,780
                                                    ------------
                  Total Common Stocks ............   386,130,925
                  (Cost $296,824,689)               ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

International Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                         Value
   Par Value                                           (Note 2)
  ----------                                           ---------


REPURCHASE AGREEMENT - 2.35%

$ 9,371,479       Chase Manhattan Bank
                  5.45%, 05/01/98, dated 04/30/98
                  Repurchase Price $9,372,898
                  (Collateralized by U.S.
                  Treasury Note 5.50%, Due 2000;
                  Total Par $9,430,000;
                  Market Value $9,590,141) .......  $  9,371,479
                                                    ------------
                  Total Repurchase Agreement .....     9,371,479
                  (Cost $9,371,479)
                                                    ------------
Total Investments - 99.19% .......................   395,502,404
 (Cost $306,196,168)                                ------------

Net Other Assets and Liabilities - 0.81% .........     3,216,258
                                                    ------------
Net Assets - 100.00% .............................  $398,718,662
                                                    ============

--------------------------------------------------

*    Non-income producing security.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt



FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING:

                                                                   Unrealized
  Currency          Contract To   Settlement        Contract      Appreciation
    Value             Deliver       Dates           At Value     (Depreciation)
-------------       -----------   ---------       ------------   --------------
3,518,000,000           JPY        05/27/98       $ 26,693,405    $ 1,141,076
  120,804,909           JPY        05/06/98            913,444            983
   34,026,723           JPY        05/07/98            257,116            309
    9,123,000           NZD        07/01/98          5,039,497        (21,121)
                                                  ------------    -----------
                                                  $ 32,903,462    $ 1,121,247
                                                  ============    ===========


--------------------------------------------------
JPY    Japanese Yen
NZD    New Zealand Dollar


                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

                                                                                                                    Growth
                                                                             Asset Allocation  Equity Income      and Income
                                                                                   Fund            Fund              Fund
                                                                             ----------------  -------------    -------------
ASSETS:
   Investments (Note 2):
     Investments at cost.................................................    $ 368,368,454     $ 200,608,716    $  410,458,021
     Repurchase Agreement................................................       73,797,812        54,296,206        42,537,710
     Net unrealized appreciation.........................................       86,186,544        95,681,832       108,837,803
                                                                             -------------     -------------    --------------
       Total investments at value........................................      528,352,810       350,586,754       561,833,534
   Cash  ................................................................            4,091                --                --
   Receivable for open forward foreign currency contracts (Note 2).......               --                --                --
   Receivable for investments sold.......................................        3,683,413                --         1,571,253
   Receivable for shares sold............................................        4,343,610         1,125,420         3,358,969
   Interest and dividend receivable......................................        3,405,071           547,759           554,123
   Tax reclaim receivable................................................               --                --                --
   Receivable from Investment Advisor (Note 4)...........................               --                --            14,684
   Deferred organizational expense (Note 2)..............................               --                --                --
                                                                             -------------     -------------    --------------
       Total Assets......................................................      539,788,995       352,259,933       567,332,563
                                                                             -------------     -------------    --------------

LIABILITIES:
   Payable for written options (Note 2)..................................               --                --                --
   Payable for investments purchased.....................................       10,656,370                --         4,072,227
   Payable to custodian..................................................               --             1,455                --
   Payable for shares repurchased........................................        1,142,784           112,947         1,937,705
   Advisory fee payable (Note 3).........................................          317,207           216,649           341,774
   Payable to Fleet affiliates (Note 3)..................................          131,204            51,142           109,192
   Payable to Administrator (Note 3).....................................           80,891            52,784            85,533
   Trustees' fees and expenses payable (Note 3)..........................            7,112             5,682             8,072
   Accrued expenses and other payables...................................           90,211            42,687           108,168
                                                                             -------------     -------------    --------------
       Total Liabilities.................................................       12,425,779           483,346         6,662,671
                                                                             -------------     -------------    --------------
NET ASSETS...............................................................    $ 527,363,216     $ 351,776,587    $  560,669,892
                                                                             =============     =============    ==============
NET ASSETS consists of:
   Par value (Note 5)....................................................    $      31,323     $      17,287    $       34,611
   Paid in capital in excess of par value................................      425,533,374       234,971,458       418,730,850
   Undistributed (overdistributed) net investment income (loss)..........        1,557,417           462,896           143,957
   Accumulated net realized gain on investments sold and written options.       14,054,558        20,643,114        32,922,671
   Net unrealized appreciation of investments, written options,
     foreign currency and forward foreign currency contracts.............       86,186,544        95,681,832       108,837,803
                                                                             -------------     -------------    --------------
TOTAL NET ASSETS  .......................................................    $ 527,363,216     $ 351,776,587    $  560,669,892
                                                                             =============     =============    ==============

Retail A Shares:
   Net Assets............................................................    $ 268,997,155     $ 215,567,310    $  212,937,752
   Shares of beneficial interest outstanding.............................       15,976,364        10,598,146        13,162,340
   NET ASSET VALUE and redemption price per share........................    $       16.84     $       20.34    $        16.18
   Sales charge - 3.75% of offering price................................             0.66              0.79              0.63
                                                                             -------------     -------------    --------------
   Maximum offering price per share......................................    $       17.50     $       21.13    $        16.81
                                                                             =============     =============    ==============
Retail B Shares:
   Net Assets............................................................    $  47,242,033               N/A    $   51,629,973
   Shares of beneficial interest outstanding.............................        2,811,297               N/A         3,195,757
                                                                             -------------     -------------    --------------
   NET ASSET VALUE and offering price per share* ........................    $       16.80               N/A    $        16.16
                                                                             =============     =============    ==============
Trust Shares:
   Net Assets............................................................    $ 211,124,028     $ 136,209,277    $  296,102,167
   Shares of beneficial interest outstanding.............................       12,535,350         6,689,150        18,252,848
                                                                             -------------     -------------    --------------
   NET ASSET VALUE, offering and redemption price per share..............    $       16.84     $       20.36    $        16.22
                                                                             =============     =============    ==============

--------------------------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

     Equity Value    Strategic Equity    Equity Growth     Small Cap        Small Company    International
         Fund              Fund              Fund          Value Fund        Equity Fund       Equity Fund
     -------------    --------------    -------------    --------------    -------------     -------------
     $ 409,138,381    $    6,064,949   $  726,822,908    $  216,248,431    $ 398,092,802     $ 296,824,689
        32,707,911                --       71,362,302        46,736,118       26,235,907         9,371,479
       116,115,409            42,701      429,874,699        72,204,250       72,667,097        89,306,236
     -------------    --------------    -------------    --------------    -------------     -------------
       557,961,701         6,107,650    1,228,059,909       335,188,799      496,995,806       395,502,404
                --               893               --                --               --                --
                --                --               --                --               --         1,121,247
                --                --        4,724,957         2,244,339       10,897,591         1,233,684
         2,189,282           449,966        3,403,118         1,684,810        1,430,807           883,459
           624,735             6,707        1,204,414            69,698           92,882           729,865
                --                --               --                --               --           104,835
                --            14,475            5,451             6,772            1,918                --
                --            24,205               --                --               --                --
     -------------    --------------    -------------    --------------    -------------     -------------
       560,775,718         6,603,896    1,237,397,849       339,194,418      509,419,004       399,575,494
     -------------    --------------    -------------    --------------    -------------     -------------



           316,000                --               --                --               --                --
         1,126,068           278,237       20,357,607         9,585,722        6,264,332                --
                --                --               --             3,063               --                --
           572,410                --        2,141,255           215,135        1,519,900           492,601
           332,152             2,455          740,900           196,439          305,373           211,877
            98,340             2,254          139,489            20,193           83,924            32,436
            84,364             3,511          137,005            48,656           75,573            50,720
             8,472                18           18,870             4,678            7,757             5,843
            67,345            33,597           80,394            36,016           64,665            63,355
     -------------    --------------    -------------    --------------    -------------     -------------
         2,605,151           320,072       23,615,520        10,109,902        8,321,524           856,832
     -------------    --------------    -------------    --------------    -------------     -------------
     $ 558,170,567    $    6,283,824   $1,213,782,329    $  329,084,516    $ 501,097,480     $ 398,718,662
     =============    ==============    =============    ==============    =============     =============

     $      31,128    $          618   $       47,573    $       19,237    $      25,329     $      22,114
       409,798,874         6,193,871      720,585,315       237,107,336      402,657,035       296,748,435
            11,520             1,789          380,145           103,327       (1,910,449)        1,023,445
        32,223,116            44,845       62,894,597        19,650,366       27,658,468        10,524,675

       116,105,929            42,701      429,874,699        72,204,250       72,667,097        90,399,993
     -------------    --------------    -------------    --------------    -------------     -------------
     $ 558,170,567    $    6,283,824   $1,213,782,329    $  329,084,516    $ 501,097,480     $ 398,718,662
     =============    ==============    =============    ==============    =============     =============


     $ 246,841,192    $    1,064,046   $  307,669,547    $   97,447,336    $ 142,911,306     $  66,243,935
        13,765,489           104,578       12,066,975         5,718,287        7,330,273         3,710,396
     $       17.93 $           10.17   $        25.50    $        17.04    $       19.50     $       17.85
              0.70              0.40             0.99              0.66             0.76              0.70
     -------------    --------------    -------------    --------------    -------------     -------------
     $       18.63 $           10.57   $        26.49    $        17.70    $       20.26     $       18.55
     =============    ==============    =============    ==============    =============     =============

     $  22,564,972    $      132,757    $  30,662,867               N/A    $  17,603,704               N/A
         1,257,989            13,049        1,218,949               N/A          915,855               N/A
     -------------    --------------    -------------    --------------    -------------     -------------
     $       17.94 $           10.17   $        25.16               N/A    $       19.22               N/A
     =============    ==============    =============    ==============    =============     =============

     $ 288,764,403    $    5,087,021   $  875,449,915    $  231,637,180    $ 340,582,470     $ 332,474,727
        16,104,125           500,002       34,287,388        13,519,069       17,082,372        18,403,987
     -------------    --------------    -------------    --------------    -------------     -------------
     $       17.93    $        10.17   $        25.53    $        17.13    $       19.94     $       18.07
     =============    ==============    =============    ==============    =============     =============

THE GALAXY FUND

STATEMENTS OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

                                                                                                                  Growth
                                                                          Asset Allocation   Equity Income      and Income
                                                                                Fund             Fund              Fund
                                                                           -------------     -------------    -------------
INVESTMENT INCOME:
   Dividend (Note 2) .............................................         $   1,221,702     $   2,783,277    $   4,396,598
   Interest (Note 2) .............................................             7,171,923         1,322,033        1,002,840
   Less: net foreign taxes withheld (Note 2) .....................                    --                --               --
                                                                           -------------     -------------    -------------
     Total investment income .....................................             8,393,625         4,105,310        5,399,438
                                                                           -------------     -------------    -------------

EXPENSES:
   Investment advisory fee (Note 3) ..............................             1,638,569         1,182,439        1,806,606
   Administration fee (Note 3) ...................................               176,451           127,356          194,456
   Custodian fee .................................................                11,737             7,571           20,694
   Fund accounting fee (Note 3) ..................................                36,526            31,126           31,729
   Legal fee (Note 3) ............................................                 8,543             6,606            9,695
   Audit fee .....................................................                 9,367             9,367            9,367
   Transfer agent fee (Note 3) ...................................               358,942           137,949          297,305
   12b-1 fee (Note 3).............................................               176,281                --          199,302
   Shareholder servicing fee (Note 3) ............................               317,004           283,478          253,167
   Trustees' fees and expenses (Note 3) ..........................                 4,254             3,288            4,828
   Amortization of organization cost (Note 2) ....................                    --                --               --
   Reports to shareholders .......................................                41,444            35,954           45,196
   Registration fee...............................................                    --             8,200           15,100
   Insurance .....................................................                 1,600             1,348            1,765
   Miscellaneous .................................................                23,165             6,554            9,598
                                                                           -------------     -------------    -------------
     Total expenses before reimbursement/waiver...................             2,803,883         1,841,236        2,898,808
                                                                           -------------     -------------    -------------
     Less:reimbursement/waiver (Note 4) ..........................                    --                --          (50,396)
                                                                           -------------     -------------    -------------
     Total expenses net of reimbursement/waiver ..................             2,803,883         1,841,236        2,848,412
                                                                           -------------     -------------    -------------

NET INVESTMENT INCOME (LOSS)......................................             5,589,742         2,264,074        2,551,026
                                                                           -------------     -------------    -------------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (Notes 2 & 6):
   Net realized gainon investments sold ..........................            14,065,913        20,645,159       33,529,685
   Net realized gain on written options...........................                    --                --               --
   Net realized gain on forward foreign currency
     contracts and foreign currency ..............................                    --                --               --
   Net change in unrealized appreciation on
     investments, written options, foreign currency and
     forward foreign currency contracts ..........................            29,768,818        30,833,803       49,877,125
                                                                           -------------     -------------    -------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS............................................            43,834,731        51,478,962       83,406,810
                                                                           -------------     -------------    -------------

NET INCREASE IN NET
   ASSETS RESULTING FROM OPERATIONS ..............................         $  49,424,473     $  53,743,036    $  85,957,836
                                                                           =============     =============    =============

--------------------------------------------------------------------------------
(1) The Strategic Equity Fund commenced operations on March 4, 1998.

                       See Notes to Financial Statements.

     Equity Value    Strategic Equity    Equity Growth     Small Cap        Small Company   International
         Fund             Fund(1)            Fund          Value Fund        Equity Fund     Equity Fund
     -------------    --------------    -------------    --------------    -------------     -------------
     $   3,347,688    $        8,757    $   5,807,038     $   1,514,837    $     275,753     $   2,211,574
           868,082             4,306        2,127,345         1,006,317          540,331           255,906
                --                --               --                --               --          (226,019)
     -------------    --------------    -------------    --------------    -------------     -------------
         4,215,770            13,063        7,934,383         2,521,154          816,084         2,241,461
     -------------    --------------    -------------    --------------    -------------     -------------


         1,801,298             6,263        3,999,427         1,020,684        1,700,931         1,548,608
           193,886               672          430,575           109,873          183,173           137,773
            10,672             2,579           14,215            15,347           15,445           159,012
            31,609             6,163           57,469            35,250           35,132            45,922
             9,912               216           22,446             5,489            9,909             7,161
             9,367             3,002            9,367             9,367            9,367            10,558
           318,843             4,447          481,580            91,110          418,129           192,096
            85,255                34          115,826                --           74,000                --
           309,819                76          382,209           112,045          195,834            85,739
             4,931                93           11,164             2,732            4,931             3,561
                --               795               --                --               --                --
            49,707               716           60,898            18,223           51,192            22,966
            11,986                --               --             7,410               --             9,332
             1,937                44            4,489               938            1,855             1,439
             9,852             4,613           37,504             5,438           27,417             7,286
     -------------    --------------    -------------    --------------    -------------     -------------
         2,849,074            29,713        5,627,169         1,433,906        2,727,315         2,231,453
     -------------    --------------    -------------    --------------    -------------     -------------
                --           (18,439)              --           (28,648)            (782)         (426,304)
     -------------    --------------    -------------    --------------    -------------     -------------
         2,849,074            11,274        5,627,169         1,405,258        2,726,533         1,805,149
     -------------    --------------    -------------    --------------    -------------     -------------

         1,366,696             1,789        2,307,214         1,115,896       (1,910,449)          436,312
     -------------    --------------    -------------    --------------    -------------     -------------



        32,098,228            44,845       62,969,380        19,650,454       27,805,992         9,467,014
           192,710                --               --                --               --                --

                --                --               --                --               --         1,059,941


        53,771,546            42,701      130,532,641         8,350,463        2,460,851        58,371,717
     -------------    --------------    -------------    --------------    -------------     -------------


        86,062,484            87,546      193,502,021        28,000,917       30,266,843        68,898,672
     -------------    --------------    -------------    --------------    -------------     -------------


     $  87,429,180    $       89,335    $ 195,809,235     $  29,116,813    $  28,356,394     $  69,334,984
     =============    ==============    =============    ==============    =============     =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Asset Allocation Fund
                                                                             ------------------------------------------

                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               --------------             -------------
NET ASSETS at beginning of the period..................................         $ 379,667,751             $ 244,011,978
                                                                                -------------             -------------
Increase in Net Assets resulting from operations:
   Net investment income...............................................             5,589,742                 8,414,727
   Net realized gain on investments sold and written options...........            14,065,913                28,959,256
   Net change in unrealized appreciation on investments................            29,768,818                19,025,147
                                                                                -------------             -------------
     Net increase in net assets resulting from operations..............            49,424,473                56,399,130
                                                                                -------------             -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..............................................            (2,569,366)               (3,460,283)
   Net realized gain on investments and written options................           (13,560,204)               (4,172,278)
                                                                                -------------             -------------
     Total Dividends...................................................           (16,129,570)               (7,632,561)
                                                                                -------------             -------------

   Retail B Shares:
   Net investment income ..............................................              (338,661)                 (264,937)
   Net realized gain on investments and written options................            (2,342,924)                 (156,296)
                                                                                -------------             -------------
     Total Dividends...................................................            (2,681,585)                 (421,233)
                                                                                -------------             -------------

   Trust Shares:
   Net investment income ..............................................            (2,496,976)               (3,952,828)
   Net realized gain on investments and written options................           (13,004,072)               (4,447,875)
                                                                                -------------             -------------
     Total Dividends...................................................           (15,501,048)               (8,400,703)
                                                                                -------------             -------------
     Total Dividends to shareholders...................................           (34,312,203)              (16,454,497)
                                                                                -------------             -------------

Net increase from share transactions(1)  ..............................           132,583,195                95,711,140
                                                                                -------------             -------------
   Net increase in net assets..........................................           147,695,465               135,655,773
                                                                                -------------             -------------

NET ASSETS at end of the period (including line A).....................         $ 527,363,216             $ 379,667,751
                                                                                =============             =============

(A) Undistributed net investment income ...............................         $   1,557,417             $   1,372,678
                                                                                =============             =============

-----------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 46-47.


                       See Notes to Financial Statements.

                    Equity Income Fund                                         Growth and Income Fund
        ------------------------------------------                   ------------------------------------------
        Six months ended             Year ended                      Six months ended             Year ended
         April 30, 1998              October 31,                      April 30, 1998              October 31,
          (unaudited)                  1997                             (unaudited)                  1997
         -------------              -------------                      -------------             -------------
         $ 288,780,499              $ 233,045,808                      $ 423,715,404             $ 269,046,012
         -------------              -------------                      -------------             -------------

             2,264,074                  4,996,322                          2,551,026                 4,623,605
            20,645,159                 24,383,465                         33,529,685                71,281,727
            30,833,803                 25,153,634                         49,877,125                12,928,084
         -------------              -------------                      -------------             -------------
            53,743,036                 54,533,421                         85,957,836                88,833,416
         -------------              -------------                      -------------             -------------



            (1,235,061)                (2,509,541)                          (893,452)               (1,420,690)
           (14,397,057)               (10,947,176)                       (24,191,677)               (6,955,593)
         -------------              -------------                      -------------             -------------
           (15,632,118)               (13,456,717)                       (25,085,129)               (8,376,283)
         -------------              -------------                      -------------             -------------


                   N/A                        N/A                            (88,866)                  (84,981)
                   N/A                        N/A                         (5,994,237)                 (514,691)
         -------------              -------------                      -------------             -------------
                   N/A                        N/A                         (6,083,103)                 (599,672)
         -------------              -------------                      -------------             -------------


            (1,071,813)                (2,407,552)                        (1,750,240)               (3,399,485)
            (9,987,624)                (8,963,175)                       (41,422,902)              (15,545,258)
         -------------              -------------                      -------------             -------------
           (11,059,437)               (11,370,727)                       (43,173,142)              (18,944,743)
         -------------              -------------                      -------------             -------------
           (26,691,555)               (24,827,444)                       (74,341,374)              (27,920,698)
         -------------              -------------                      -------------             -------------

            35,944,607                 26,028,714                        125,338,026                93,756,674
         -------------              -------------                      -------------             -------------
            62,996,088                 55,734,691                        136,954,488               154,669,392
         -------------              -------------                      -------------             -------------

         $ 351,776,587              $ 288,780,499                      $ 560,669,892             $ 423,715,404
         =============              =============                      =============             =============

         $     462,896              $     505,696                      $     143,957             $     325,489
         =============             ==============                      =============             =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Equity Value Fund
                                                                              ------------------------------------------
                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               --------------             -------------
NET ASSETS at beginning of the period..................................         $ 439,131,322             $ 328,740,298
                                                                                -------------             -------------

Increase in Net Assets resulting from operations:
   Net investment income...............................................             1,366,696                 3,139,247
   Net realized gain on investments sold and written options...........            32,290,938                77,944,828
   Net change in unrealized appreciation on investments and written
     options ..........................................................            53,771,546                16,520,748
                                                                                -------------             -------------
     Net increase in net assets resulting from operations..............            87,429,180                97,604,823
                                                                                -------------             -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..............................................              (440,409)               (1,106,478)
   Dividends in excess of net investment income........................                    --                        --
   Net realized gain on investments....................................           (32,768,242)              (15,644,273)
                                                                                -------------             -------------
     Total Dividends...................................................           (33,208,651)              (16,750,751)
                                                                                -------------             -------------
   Retail B Shares:
   Net investment income ..............................................                    --                    (4,176)
   Net realized gain on investments....................................            (2,708,059)                 (266,616)
                                                                                -------------             -------------
     Total Dividends...................................................            (2,708,059)                 (270,792)
                                                                                -------------             -------------

   Trust Shares:
   Net investment income ..............................................              (926,097)               (2,305,587)
   Dividends in excess of net investment income........................                    --                        --
   Net realized gain on investments....................................           (42,454,539)              (23,060,210)
                                                                                -------------             -------------
     Total Dividends...................................................           (43,380,636)              (25,365,797)
                                                                                -------------             -------------
     Total Dividends to shareholders...................................           (79,297,346)              (42,387,340)
                                                                                -------------             -------------

Net increase (decrease) from share transactions(1) ....................           110,907,411                55,173,541
                                                                                -------------             -------------
   Net increase in net assets..........................................           119,039,245               110,391,024
                                                                                -------------             -------------

NET ASSETS at end of the period (including line A).....................         $ 558,170,567             $ 439,131,322
                                                                                =============             =============

(A) Undistributed net investment income................................         $      11,520             $      11,330
                                                                                =============             =============

-----------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 48-49.
*   The Strategic Equity Fund commenced operations on March 4, 1998.


                       See Notes to Financial Statements.

          Strategic Equity Fund                    Equity Growth Fund
          --------------------             ---------------------------------
              Period ended                 Six months ended     Year ended
             April 30, 1998*                April 30, 1998      October 31,
               (unaudited)                    (unaudited)          1997
              -------------                 --------------    -------------
              $          30                 $  992,229,709    $ 727,214,473
              -------------                 --------------    -------------


                      1,789                      2,307,214        5,354,689
                     44,845                     62,969,380      152,556,524
                     42,701                    130,532,641       83,141,716
              -------------                 --------------    -------------
                     89,335                    195,809,235      241,052,929
              -------------                 --------------    -------------



                         --                       (255,943)        (576,083)
                         --                             --               --
                         --                    (35,424,489)     (10,203,437)
              -------------                 --------------    -------------
                         --                    (35,680,432)     (10,779,520)
              -------------                 --------------    -------------


                         --                             --               --
                         --                     (3,245,295)        (297,157)
              -------------                 --------------    -------------
                         --                     (3,245,295)        (297,157)
              -------------                 --------------    -------------

                         --                     (2,144,394)      (4,700,379)
                         --                             --               --
                         --                   (113,959,378)     (35,183,098)
              -------------                 --------------    -------------
                         --                   (116,103,772)     (39,883,477)
              -------------                 --------------    -------------
                         --                   (155,029,499)     (50,960,154)
              -------------                 --------------    -------------

                  6,194,459                    180,772,886       74,922,461
              -------------                 --------------    -------------
                  6,283,794                    221,552,622      265,015,236
              -------------                 --------------    -------------

              $   6,283,824                 $1,213,782,331    $ 992,229,709
              =============                 ==============    =============

              $       1,789                 $      380,145    $     473,268
              =============                 ==============    =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Small Cap Value Fund
                                                                               ----------------------------------------
                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               ---------------             -------------
NET ASSETS at beginning of the period..................................         $ 252,915,472             $ 171,743,742
                                                                                -------------             -------------
Increase (Decrease) in Net Assets resulting from operations:
   Net investment income gain (loss)...................................             1,115,896                    27,874
   Net realized gain on investments sold...............................            19,650,454                38,132,709
   Net realized gain on forward foreign currency
     contracts and foreign currency....................................                    --                        --
   Net change in unrealized appreciation on investments,
     foreign currency and forward foreign currency contracts...........             8,350,463                34,941,572
                                                                                -------------             -------------
     Net increase in net assets resulting from operations..............            29,116,813                73,102,155
                                                                                -------------             -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..............................................              (288,953)                       --
   Dividends in excess of net investment income........................                    --                        --
   Net realized gain on investments and forward foreign currency ......            (9,778,431)               (4,993,083)
                                                                                -------------             -------------
     Total Dividends...................................................           (10,067,384)               (4,993,083)
                                                                                -------------             -------------

   Retail B Shares:
   Net realized gain on investments and forward foreign currency ......                   N/A                       N/A
                                                                                -------------             -------------
     Total Dividends...................................................                   N/A                       N/A
                                                                                -------------             -------------

   Trust Shares:
   Net investment income ..............................................            (1,097,772)                       --
   Dividends in excess of net investment income........................                    --                        --
   Net realized gain on investments and forward foreign currency ......           (28,007,227)              (20,583,646)
                                                                                -------------             -------------
     Total Dividends...................................................           (29,104,999)              (20,583,646)
                                                                                -------------             -------------
     Total Dividends to shareholders...................................           (39,172,383)              (25,576,729)
                                                                                -------------             -------------

Net increase from share transactions(1) ...............................            86,224,614                33,646,304
                                                                                -------------             -------------
   Net increase in net assets..........................................            76,169,044                81,171,730
                                                                                -------------             -------------

NET ASSETS at end of the period (including line A).....................         $ 329,084,516             $ 252,915,472
                                                                                =============             =============

(A) Undistributed (overdistributed) net investment income .............         $     103,327             $     374,156
                                                                                =============             =============

-----------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 50-51.


                       See Notes to Financial Statements.

                 Small Company Equity Fund                                    International Equity Fund
        -----------------------------------------                    -----------------------------------------
        Six months ended             Year ended                      Six months ended              Year ended
         April 30, 1998              October 31,                      April 30, 1998               October 31,
           (unaudited)                  1997                            (unaudited)                   1997
         -------------             --------------                      -------------             -------------
         $ 461,077,407              $ 289,749,249                      $ 321,715,516             $ 207,704,676
         -------------              -------------                      -------------             -------------


            (1,910,449)                (2,866,390)                           436,312                 1,350,172
            27,805,992                 51,415,977                          9,467,014                 7,500,231

                    --                         --                          1,059,941                 1,589,424

             2,460,851                 21,261,937                         58,371,717                26,058,877
         -------------              -------------                      -------------             -------------
            28,356,394                 69,811,524                         69,334,984                36,498,704
         -------------              -------------                      -------------             -------------



                    --                         --                           (239,531)                 (451,614)
                    --                         --                                 --                        --
           (13,859,080)               (13,205,190)                        (1,235,651)               (1,728,957)
         -------------              -------------                      -------------             -------------
           (13,859,080)               (13,205,190)                        (1,475,182)               (2,180,571)
         -------------              -------------                      -------------             -------------


            (1,648,140)                  (511,664)                               N/A                       N/A
         -------------              -------------                      -------------             -------------
            (1,648,140)                  (511,664)                               N/A                       N/A
         -------------              -------------                      -------------             -------------


                    --                         --                         (1,544,939)               (2,613,586)
                    --                         --                                 --                        --
           (33,030,610)               (21,205,020)                        (6,265,777)               (8,813,614)
         -------------              -------------                      -------------             -------------
           (33,030,610)               (21,205,020)                        (7,810,716)              (11,427,200)
         -------------              -------------                      -------------             -------------
           (48,537,830)               (34,921,874)                        (9,285,898)              (13,607,771)
         -------------              -------------                      -------------             -------------

            60,201,509                136,438,508                         16,954,060                91,119,907
         -------------              -------------                      -------------             -------------
            40,020,073                171,328,158                         77,003,146               114,010,840
         -------------              -------------                      -------------             -------------

         $ 501,097,480              $ 461,077,407                      $ 398,718,662             $ 321,715,516
         =============              =============                      =============             =============

         $  (1,910,449)             $          --                      $   1,023,445             $   2,371,603
         =============              =============                      =============             =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS  -
Capital Stock Activity

                                                                                         Asset Allocation Fund
                                                                             ------------------------------------------
                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               --------------             -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold  ..............................................................         $  86,088,315             $  57,713,278
   Issued to shareholders in reinvestment of dividends.................            15,781,164                 7,455,587
   Repurchased.........................................................           (17,929,669)              (22,927,516)
                                                                               --------------             -------------
   Net increase in shares outstanding..................................         $  83,939,810             $  42,241,349
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................         $  14,577,356             $  26,811,230
   Issued to shareholders in reinvestment of dividends.................             2,623,062                   406,160
   Repurchased.........................................................            (2,057,276)               (2,154,383)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................         $  15,143,142             $  25,063,007
                                                                                =============             =============

Trust Shares:
   Sold  ..............................................................         $  42,420,308             $  61,687,598
   Issued to shareholders in reinvestment of dividends.................            13,893,881                 7,057,551
   Repurchased.........................................................           (22,813,946)              (40,338,365)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................         $  33,500,243             $  28,406,784
                                                                                =============             =============

SHARE ACTIVITY
Retail A Shares:
   Sold  ..............................................................             5,282,783                 3,704,322
   Issued to shareholders in reinvestment of dividends.................             1,023,520                   503,522
   Repurchased.........................................................            (1,098,027)               (1,486,276)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................             5,208,276                 2,721,568
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................               900,602                 1,735,659
   Issued to shareholders in reinvestment of dividends.................               170,409                    26,813
   Repurchased.........................................................              (127,005)                 (140,353)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................               944,006                 1,622,119
                                                                                =============             =============

Trust Shares:
   Sold  .............................................................              2,608,543                 4,054,008
   Issued to shareholders in reinvestment of dividends.................               904,571                   476,312
   Repurchased.........................................................            (1,408,325)               (2,608,229)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................             2,104,789                 1,922,091
                                                                                =============             =============

                       See Notes to Financial Statements.

                    Equity Income Fund                                         Growth and Income Fund
        ------------------------------------------                   ------------------------------------------
        Six months ended             Year ended                      Six months ended              Year ended
         April 30, 1998              October 31,                      April 30, 1998               October 31,
           (unaudited)                  1997                            (unaudited)                   1997
         -------------              -------------                      -------------             -------------
         $  27,579,675              $  35,539,246                      $  56,466,916             $  54,774,958
            15,084,335                 12,956,963                         24,779,372                 8,237,158
           (12,730,986)               (23,174,748)                       (15,129,211)              (17,102,549)
         -------------              -------------                      -------------             -------------
         $  29,933,024              $  25,321,461                      $  66,117,077             $  45,909,567
         =============              =============                      =============             =============

                   N/A                        N/A                      $  11,186,013             $  28,282,666
                   N/A                        N/A                          5,978,776                   589,505
                   N/A                        N/A                         (1,985,320)               (1,499,015)
         -------------              -------------                      -------------             -------------
                   N/A                        N/A                      $  15,179,469             $  27,373,156
         =============              =============                      =============             =============

         $   7,901,804              $  15,795,464                      $  34,786,182             $  88,184,425
             6,588,334                  6,452,967                         40,978,674                17,190,899
            (8,478,555)               (21,541,178)                       (31,723,376)              (84,901,373)
         -------------              -------------                      -------------             -------------
         $   6,011,583              $     707,253                      $  44,041,480             $  20,473,951
         =============              =============                      =============             =============

             1,425,828                  2,004,408                          3,646,915                 3,629,393
               838,731                    792,968                          1,765,598                   605,724
              (660,032)                (1,309,795)                          (985,030)               (1,143,729)
         -------------              -------------                      -------------             -------------
             1,604,527                  1,487,581                          4,427,483                 3,091,388
         =============              =============                      =============             =============

                   N/A                        N/A                            730,894                 1,890,792
                   N/A                        N/A                            425,935                    43,421
                   N/A                        N/A                           (128,860)                  (97,779)
         -------------              -------------                      -------------             -------------
                   N/A                        N/A                          1,027,969                 1,836,434
         =============              =============                      =============             =============

               413,962                    894,132                          2,253,144                 6,029,540
               368,089                    399,074                          2,867,027                 1,268,797
              (436,595)                (1,217,787)                        (2,021,145)               (5,677,998)
         -------------              -------------                      -------------             -------------
               345,456                     75,419                          3,099,026                 1,620,339
         =============              =============                      =============             =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity (continued)


                                                                                           Equity Value Fund
                                                                              ------------------------------------------
                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               --------------             -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold  ..............................................................         $  40,825,951             $  34,972,818
   Issued to shareholders in reinvestment of dividends.................            32,667,827                16,568,831
   Repurchased.........................................................           (13,661,805)              (23,738,345)
                                                                               --------------             -------------
   Net increase in shares outstanding..................................         $  59,831,973             $  27,803,304
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................         $   5,123,610             $  11,894,526
   Issued to shareholders in reinvestment of dividends.................             2,698,279                   267,372
   Repurchased.........................................................              (742,020)                 (609,174)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................         $   7,079,869             $  11,552,724
                                                                                =============             =============

Trust Shares:
   Sold  ..............................................................         $  31,545,734             $  66,639,995
   Issued to shareholders in reinvestment of dividends.................            34,604,648                19,386,069
   Repurchased.........................................................           (22,154,813)              (70,208,551)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................         $  43,995,569             $  15,817,513
                                                                                =============             =============

SHARE ACTIVITY
Retail A Shares:
   Sold  ..............................................................             2,392,239                 2,092,664
   Issued to shareholders in reinvestment of dividends.................             2,146,074                 1,097,361
   Repurchased.........................................................              (799,783)               (1,432,364)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................             3,738,530                 1,757,661
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................               304,310                   717,960
   Issued to shareholders in reinvestment of dividends.................               177,052                    17,751
   Repurchased.........................................................               (43,546)                  (35,314)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................               437,816                   700,397
                                                                                =============             =============

Trust Shares:
   Sold  ..............................................................             1,880,357                 4,120,116
   Issued to shareholders in reinvestment of dividends.................             2,265,710                 1,282,399
   Repurchased.........................................................            (1,304,070)               (4,347,383)
                                                                               --------------             -------------
   Net increase in shares outstanding..................................             2,841,997                 1,055,132
                                                                               ==============             =============

                       See Notes to Financial Statements.

          Strategic Equity Fund                    Equity Growth Fund
          --------------------             ---------------------------------
              Period ended                 Six months ended      Year ended
             April 30, 1998*                April 30, 1998       October 31,
               (unaudited)                    (unaudited)           1997
              -------------                 --------------      -------------
              $   1,061,749                 $   52,537,695      $  40,088,595
                         --                     35,118,108         10,643,227
                         --                    (17,355,849)       (26,731,145)
              -------------                 --------------      -------------
              $   1,061,749                 $   70,299,954      $  24,000,677
              =============                 ==============      =============


              $     132,700                 $    6,986,464      $  14,432,259
                         --                      3,228,334            296,380
                         --                     (1,106,823)        (1,016,169)
              -------------                 --------------      -------------
              $     132,700                 $    9,107,975      $  13,712,470
              =============                 ==============      =============


              $   5,000,010                 $   64,583,121      $ 164,574,450
                         --                     92,709,053         27,032,380
                         --                    (55,927,217)      (154,397,516)
              -------------                 --------------      -------------
              $   5,000,010                 $  101,364,957      $  37,209,314
              =============                 ==============      =============



                    104,578                      2,172,663          1,782,044
                         --                      1,623,677            523,825
                         --                       (730,741)        (1,197,990)
              -------------                 --------------      -------------
                    104,578                      3,065,599          1,107,879
              =============                 ==============      =============


                     13,049                        296,526            649,862
                         --                        150,997             14,753
                         --                        (45,924)           (44,450)
              -------------                 --------------      -------------
                     13,049                        401,599            620,165
              =============                 ==============      =============


                    500,002                      2,740,633          7,599,518
                         --                      4,276,099          1,322,142
                         --                     (2,345,360)        (6,885,796)
              -------------                 --------------      -------------
                    500,002                      4,671,372          2,035,864
              =============                 ==============      =============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity (continued)

                                                                                         Small Cap Value Fund
                                                                               ----------------------------------------
                                                                              Six months ended             Year ended
                                                                               April 30, 1998              October 31,
                                                                                 (unaudited)                  1997
                                                                               --------------             -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold  ..............................................................         $  54,992,609             $  31,357,694
   Issued to shareholders in reinvestment of dividends.................            10,017,687                 4,980,153
   Repurchased.........................................................           (29,540,108)              (18,434,665)
                                                                               --------------             -------------
   Net increase (decrease) in shares outstanding.......................         $  35,470,188             $  17,903,182
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................                   N/A                       N/A
   Issued to shareholders in reinvestment of dividends.................                   N/A                       N/A
   Repurchased.........................................................                   N/A                       N/A
                                                                                -------------             -------------
   Net increase in shares outstanding..................................                   N/A                       N/A
                                                                                =============             =============

Trust Shares:
   Sold  ..............................................................         $  35,390,800             $  59,290,339
   Issued to shareholders in reinvestment of dividends.................            25,066,996                20,272,927
   Repurchased.........................................................            (9,703,370)              (63,820,144)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................         $  50,754,426             $  15,743,122
                                                                                =============             =============

SHARE ACTIVITY
Retail A Shares:
   Sold  ..............................................................             3,394,263                 1,881,873
   Issued to shareholders in reinvestment of dividends.................               662,706                   368,084
   Repurchased.........................................................            (1,819,133)               (1,101,834)
                                                                               --------------             -------------
   Net increase (decrease) in shares outstanding.......................             2,237,836                 1,148,123
                                                                                =============             =============

Retail B Shares:
   Sold  ..............................................................                   N/A                       N/A
   Issued to shareholders in reinvestment of dividends.................                   N/A                       N/A
   Repurchased.........................................................                   N/A                       N/A
                                                                                -------------             -------------
   Net increase in shares outstanding..................................                   N/A                       N/A
                                                                                =============             =============

Trust Shares:
   Sold  ..............................................................             2,152,695                 3,798,315
   Issued to shareholders in reinvestment of dividends.................             1,635,851                 1,496,157
   Repurchased.........................................................              (573,097)               (4,295,147)
                                                                                -------------             -------------
   Net increase in shares outstanding..................................             3,215,449                   999,325
                                                                                =============             =============



                       See Notes to Financial Statements.


                 Small Company Equity Fund                                    International Equity Fund
        -----------------------------------------                    -----------------------------------------
        Six months ended              Year ended                      Six months ended            Year ended
         April 30, 1998               October 31,                      April 30, 1998             October 31,
          (unaudited)                   1997                            (unaudited)                  1997
         -------------              -------------                      -------------             -------------
         $ 263,476,189              $ 375,986,702                      $  97,408,184             $  82,857,874
            13,427,430                 12,695,841                          1,450,467                 2,141,590
          (265,300,973)              (372,674,895)                       (99,888,954)              (67,026,314)
         -------------              -------------                      -------------             -------------
         $  11,602,646              $  16,007,648                      $  (1,030,303)            $  17,973,150
         =============              =============                      =============             =============


         $   4,539,748              $  10,578,874                                N/A                       N/A
             1,616,879                    507,890                                N/A                       N/A
            (2,544,718)                (1,427,627)                               N/A                       N/A
         -------------              -------------                      -------------             -------------
         $   3,611,909              $   9,659,137                                N/A                       N/A
         =============              =============                      =============             =============


         $ 153,106,902              $ 286,798,732                      $ 105,556,078             $ 185,357,231
            24,548,356                 14,295,814                          4,418,249                 6,098,028
          (132,668,304)              (190,322,823)                       (91,989,964)             (118,308,502)
         -------------              -------------                      -------------             -------------
         $  44,986,954              $ 110,771,723                      $  17,984,363             $  73,146,757
         =============              =============                      =============             =============



            14,110,515                 19,924,624                          6,136,310                 5,189,678
               787,533                    724,649                             95,890                   159,107
           (14,042,992)               (19,741,525)                        (6,250,138)               (4,142,407)
         -------------              -------------                      -------------             -------------
               855,056                    907,748                            (17,938)                1,206,378
         =============              =============                      =============             =============


               246,108                    572,164                                N/A                       N/A
                96,014                     29,089                                N/A                       N/A
              (136,841)                   (74,427)                               N/A                       N/A
         -------------              -------------                      -------------             -------------
               205,281                    526,826                                N/A                       N/A
         =============              =============                      =============             =============


             7,889,598                 15,273,312                          6,464,972                12,280,035
             1,410,015                    804,039                            289,630                   450,372
            (6,791,390)               (10,166,105)                        (5,645,132)               (7,749,015)
         -------------              -------------                      -------------             -------------
             2,508,223                  5,911,246                          1,109,470                 4,981,392
         =============              =============                      =============             =============

THE GALAXY FUND

Asset Allocation Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                      Six months ended                 Years ended October 31,
                                                       April 30, 1998    -----------------------------------------------------
                                                         (unaudited)       1997       1996       1995       1994      1993(1)
                                                       --------------   --------   --------     -------     -------   -------
Net Asset Value, Beginning of Period ................    $  16.46       $  14.52   $  12.82     $ 10.67     $ 11.15   $ 10.16
                                                         --------       --------   --------     -------     -------   -------
Income from Investment Operations:
   Net investment income (C).........................        0.20           0.40       0.30        0.30        0.27      0.25
   Net realized and unrealized gain (loss) on
     investments ....................................        1.60           2.43       1.83        2.16       (0.49)     0.99
                                                         --------       --------   --------     -------     -------   -------
     Total from Investment Operations: ..............        1.80           2.83       2.13        2.46       (0.22)     1.24
                                                         --------       --------   --------     -------     -------   -------

Less Dividends:
   Dividends from net investment income .............       (0.21)         (0.38)     (0.30)      (0.31)      (0.26)    (0.25)
   Dividends from net realized capital gains ........       (1.21)         (0.51)     (0.13)      --          --        --
                                                         --------       --------   --------     -------     -------   -------
     Total Dividends: ...............................       (1.42)         (0.89)     (0.43)      (0.31)      (0.26)    (0.25)
                                                         --------       --------   --------     -------     -------   -------
Net increase (decrease) in net asset value...........        0.38           1.94       1.70        2.15       (0.48)     0.99
                                                         --------       --------   --------     -------     -------   -------
Net Asset Value, End of Period ......................    $  16.84       $  16.46   $  14.52     $ 12.82     $ 10.67   $ 11.15
                                                         ========       ========   ========     =======     =======   =======


Total Return (B).....................................       11.75%**       20.23%     16.92%      23.42%      (2.02)%   12.37%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................    $268,997       $177,239   $116,852     $76,368     $73,574   $92,348
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...........................        2.53%*         2.66%      2.29%       2.52%       2.66%     2.59%
   Operating expenses including reimbursement/waiver.        1.31%*         1.37%      1.42%       1.48%       1.21%     1.14%
   Operating expenses excluding reimbursement/waiver.        1.31%*         1.37%      1.42%       1.50%       1.22%     1.25%
Portfolio Turnover Rate .............................          52%**          58%        48%         41%         23%        7%
Average Commission Rate Paid (A).....................    $ 0.0613       $ 0.0609   $ 0.0635         N/A         N/A       N/A

-----------------------------------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.20, $0.40, $0.30, $0.30, $0.27 and
     $0.24, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.21,
     $0.43, $0.33, $0.32, $0.28 and $0.24, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), the year ended October 31, 1997 and the period ended October 31, 1996 were $0.16, $0.28 and $0.12, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                      Retail B Shares
                                        Years ended
    Six months ended                    October 31,                               Six months ended  Year ended   Period ended
     April 30, 1998   -----------------------------------------------------        April 30, 1998   October 31,   October 31,
      (unaudited)        1997       1996       1995       1994      1993(1)         (unaudited)        1997         1996(2)
     -------------    ---------  ---------  ---------  ---------  ---------       -------------     ---------    ----------
     $   16.47       $   14.53   $   12.83  $  10.68   $ 11.15    $  10.16        $   16.43         $   14.51    $  13.59
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------


          0.21            0.43        0.33      0.32      0.28        0.25             0.16              0.29        0.13
          1.59            2.42        1.83      2.16     (0.49)       0.99             1.58              2.42        0.91
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------
          1.80            2.85        2.16      2.48     (0.21)       1.24             1.74              2.71        1.04
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------


         (0.22)          (0.40)      (0.33)    (0.33)    (0.26)      (0.25)           (0.16)            (0.28)      (0.12)
         (1.21)          (0.51)      (0.13)      --        --          --             (1.21)            (0.51)        --
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------
         (1.43)          (0.91)      (0.46)    (0.33)    (0.26)      (0.25)           (1.37)            (0.79)      (0.12)
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------
          0.37            1.94        1.70      2.15     (0.47)       0.99             0.37              1.92        0.92
     ---------       ---------   ---------  --------   -------    --------        ---------         ---------    --------
     $   16.84       $   16.47   $   14.53  $  12.83   $ 10.68    $  11.15        $   16.80         $   16.43    $  14.51
    ==========       =========   =========  ========   =======    ========        =========         =========    ========



         11.78%**        20.42%      17.19%    23.68%    (1.93)%     12.37%           11.36%**          19.34%       7.71%**

     $ 211,124       $ 171,741   $ 123,603  $ 76,771   $65,464    $ 92,348        $  47,242         $  30,688    $  3,557

          2.73%*          2.82%       2.52%     2.74%     2.70%       2.59%            1.85%*            1.95%       1.73%*
          1.11%*          1.21%       1.19%     1.26%     1.18%       1.14%            1.99%*            2.10%       1.95%*
          1.11%*          1.22%       1.21%     1.30%     1.18%       1.25%            1.99%*            2.19%       2.15%*
            52%**           58%         48%       41%       23%          7%              52%**             58%         48%
     $  0.0613       $  0.0609   $  0.0635       N/A       N/A         N/A        $  0.0613         $  0.0609    $ 0.0635

THE GALAXY FUND

Equity Income Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.




 Retail A Shares

                                                      Six months ended                  Years ended October 31,
                                                       April 30, 1998                  ---------------------------------------
                                                         (unaudited)       1997       1996       1995       1994      1993(1)
                                                       --------------    ---------  ---------  ---------  ---------  ---------



Net Asset Value, Beginning of Period ................     $  18.82       $   16.91  $   14.98  $   12.74  $   12.85  $  11.85
                                                          --------       ---------  ---------  ---------  ---------  --------

Income from Investment Operations:
   Net investment income (C).........................         0.12            0.30       0.30       0.28       0.30      0.30
   Net realized and unrealized gain on investments ..         3.11            3.35       2.47       2.47       0.07      1.09
                                                          --------       ---------  ---------  ---------  ---------  --------
       Total from Investment Operations: ............         3.23            3.65       2.77       2.75       0.37      1.39
                                                          --------       ---------  ---------  ---------  ---------  --------
Less Dividends:
   Dividends from net investment income .............        (0.13)          (0.30)     (0.30)     (0.30)     (0.29)    (0.28)
   Dividends from net realized capital gains ........        (1.58)          (1.44)     (0.54)     (0.21)     (0.19)    (0.11)
                                                          --------       ---------  ---------  ---------  ---------  --------
       Total Dividends:..............................        (1.71)          (1.74)     (0.84)     (0.51)     (0.48)    (0.39)
                                                          --------       ---------  ---------  ---------  ---------  --------
Net increase (decrease) in net asset value ..........         1.52            1.91       1.93       2.24      (0.11)     1.00
                                                          --------       ---------  ---------  ---------  ---------  --------
Net Asset Value, End of Period ......................     $  20.34       $   18.82  $   16.91  $   14.98  $   12.74  $  12.85
                                                          ========       =========  =========  =========  =========  ========


Total Return (B).....................................        18.38%**        23.28%     19.01%     22.23%      2.94%    11.85%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................     $215,567       $ 169,276  $ 126,952  $  81,802  $  63,532  $123,970
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...........................         1.27%*          1.70%      1.86%      2.08%      2.45%     2.34%
   Operating expenses including reimbursement/waiver.         1.34%*          1.39%      1.40%      1.49%      1.11%     1.16%
   Operating expenses excluding reimbursement/waiver.         1.34%*          1.41%      1.40%      1.51%      1.12%     1.22%
Portfolio Turnover Rate .............................           22%**           37%        45%        21%        31%       27%
Average Commission Rate Paid (A).....................     $ 0.0571       $  0.0598  $  0.0620        N/A        N/A      N/A

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.12, $0.30, $0.30, $0.28, $0.30 and
    $0.29, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.16,
    $0.38, $0.37, $0.36, $0.31 and $0.29, respectively.


                       See Notes to Financial Statements.

Trust Shares

                                           Years ended
    Six months ended                       October 31,
     April 30, 1998   -----------------------------------------------------
      (unaudited)        1997       1996       1995       1994      1993(1)
     -------------    ---------  ---------  ---------  ---------  ---------

     $   18.84        $  16.93   $   14.99  $   12.75  $   12.85  $    11.85
     ---------        --------   ---------  ---------  ---------  ----------


          0.16            0.38        0.37       0.36       0.31        0.30
          3.10            3.35        2.48       2.45       0.07        1.09
     ---------        --------   ---------  ---------  ---------  ----------

          3.26            3.73        2.85       2.81       0.38        1.39
     ---------        --------   ---------  ---------  ---------  ----------

         (0.16)          (0.38)      (0.37)     (0.36)     (0.29)      (0.28)
         (1.58)          (1.44)      (0.54)     (0.21)     (0.19)      (0.11)
     ---------        --------   ---------  ---------  ---------  ----------

         (1.74)          (1.82)      (0.91)     (0.57)     (0.48)      (0.39)
     ---------        --------   ---------  ---------  ---------  ----------

          1.52            1.91        1.94       2.24      (0.10)       1.00
     ---------        --------   ---------  ---------  ---------  ----------

     $   20.36        $  18.84   $   16.93  $   14.99  $   12.75  $    12.85
     =========        ========   =========  =========  =========  ==========



         18.58%**        23.80%      19.65%     22.81%      3.02%      11.85%


     $ 136,209        $ 119,505   $106,094  $  87,819  $  78,880  $  123,970

          1.69%*          2.14%       2.32%      2.60%      2.49%       2.34%
          0.92%*          0.95%       0.94%      0.98%      1.07%       1.16%
          0.92%*          0.97%       0.94%      1.00%      1.07%       1.22%
            22%**           37%         45%        21%        31%         27%
     $  0.0571        $ 0.0598   $  0.0620        N/A        N/A         N/A

THE GALAXY FUND

Growth and Income Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


The Galaxy Fund

 Retail A Shares

                                                      Six months ended                  Years ended October 31,
                                                       April 30, 1998    -----------------------------------------------------
                                                         (unaudited)       1997      1996(3)     1995       1994    1993(1)(2)
                                                       --------------    ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period.................     $  16.24       $   13.78  $   12.35  $   11.15    $ 10.69    $ 10.23
                                                          --------       ---------  ---------  ---------  ---------  ---------
Income from Investment Operations:
   Net investment income (C & D).....................         0.07            0.18       0.21       0.24       0.22       0.15
   Net realized and unrealized gain on investments...         2.63            3.67       2.16       1.70       0.72       0.48
                                                          --------       ---------  ---------  ---------  ---------  ---------
     Total from Investment Operations:...............         2.70            3.85       2.37       1.94       0.94       0.63
                                                          --------       ---------  ---------  ---------  ---------  ---------

Less Dividends:
   Dividends from net investment income..............        (0.08)          (0.20)     (0.21)     (0.25)     (0.20)     (0.17)
   Dividends from net realized capital gains.........        (2.68)          (1.19)     (0.73)     (0.49)     (0.28)        --
                                                          --------       ---------  ---------  ---------  ---------  ---------
     Total Dividends:................................        (2.76)          (1.39)     (0.94)     (0.74)     (0.48)     (0.17)
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value...........        (0.06)           2.46       1.43       1.20       0.46       0.46
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period.......................     $  16.18       $   16.24  $   13.78  $   12.35    $ 11.15  $   10.69
                                                          ========       =========  =========  =========  =========  =========

Total Return (B).....................................        19.26%**        30.10%     20.25%     18.52%      9.12%      6.20%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)....................     $219,938       $ 141,884  $  77,776  $  51,078  $  22,244  $  16,280
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...........................         0.96%*          1.18%      1.65%      2.10%      2.06%      1.77%*
   Operating expenses including reimbursement/waiver.         1.28%*          1.27%      1.34%      1.32%      1.29%      1.25%*
   Operating expenses excluding reimbursement/waiver.         1.34%*          1.45%      1.45%      1.77%      1.74%      1.78%*
Portfolio Turnover Rate..............................           18%**           93%        59%        51%        73%        38%**
Average Commission Rate Paid (A).....................     $ 0.0648       $  0.0618  $  0.0654        N/A        N/A        N/A

----------------------------------------------------------
 *   Annualized
 **  Not Annualized
 (1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
 (2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
 (3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively.
     In connection with the reorganization, shareholders of the Predecessor
     Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund.
 (4) The Fund began issuing Retail B Shares on March 4, 1996.
 (A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995 (unaudited) and 1994 (unaudited) and the period ended October 31, 1993 (unaudited) were $0.06, $0.18, $0.19, $0.22, $0.18 and
     $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995 (unaudited) and 1998 (unaudited) and the period ended October 31, 1993 (unaudited) were $0.09, $0.21, $0.27, $0.25, $0.22 and $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April
     30, 1998 (unaudited), the year ended October 31, 1997 and for the period ended October 31, 1996 were $0.02, $0.08 and $0.05, respectively.
 (D) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                       See Notes to Financial Statements.

Trust Shares                                                                    Retail B Shares
                                    Years ended
   Six months ended                 October 31,                                  Six months ended   Year ended   Period ended
    April 30, 1998    -----------------------------------------------------       April 30, 1998    October 31,   October 31,
      (unaudited)        1997      1996(3)     1995       1994    1993(1)(2)         (unaudited)        1997        1996(4)
     -------------    ---------  ---------  ---------  ---------  ---------         -------------    ---------     --------
       $  16.28       $   13.80  $   12.35  $   11.15  $   10.69  $   10.00          $    16.23      $   13.77     $  12.97
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------

           0.09            0.22       0.27       0.28       0.25       0.18                0.02           0.10         0.07
           2.63            3.68       2.16       1.69       0.72       0.69                2.62           3.65         0.81
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------
           2.72            3.90       2.43       1.97       0.97       0.87                2.64           3.75         0.88
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------

          (0.10)          (0.23)     (0.25)     (0.28)     (0.23)     (0.18)              (0.03)         (0.10)       (0.08)
          (2.68)          (1.19)     (0.73)     (0.49)     (0.28)        --               (2.68)         (1.19)          --
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------
          (2.78)          (1.42)     (0.98)     (0.77)     (0.51)     (0.18)              (2.71)         (1.29)       (0.08)
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------
          (0.06)           2.48       1.45       1.20       0.46       0.69               (0.07)          2.46         0.80
       --------       ---------  ---------  ---------  ---------  ---------          ----------      ---------     --------

       $  16.22       $   16.28  $   13.80  $   12.35  $   11.15  $   10.69          $    16.16      $   16.23     $  13.77
       ========       =========  =========  =========  =========  =========          ==========      =========     ========

          19.36%**        30.43%     20.77%     18.80%      9.45%      8.80%*             18.80%**       29.11%        6.83%**


       $296,102       $ 246,654  $ 186,708  $ 189,011  $ 156,827  $ 147,090          $   51,630      $  35,178     $  4,562

           1.25%*          1.44%      2.01%      2.42%      2.31%      2.11%*              0.25%*         0.31%        0.79%*
           1.00%*          1.03%      1.02%      1.07%      1.04%      0.98%*              1.99%*         2.05%        1.96%*
           1.00%*          1.06%      1.03%      1.27%      1.24%      1.25%*              1.99%*         2.28%        2.11%*
             18%**           93%        59%        51%        73%        38%**               18%**          93%          59%
       $ 0.0648       $  0.0618  $  0.0654        N/A        N/A        N/A          $   0.0648      $  0.0618    $  0.0654


THE GALAXY FUND

Equity Value Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                      Six months ended                  Years ended October 31,
                                                       April 30, 1998    -----------------------------------------------------
                                                         (unaudited)       1997       1996       1995       1994      1993(1)
                                                       --------------    ---------  ---------  ---------  ---------  ---------



Net Asset Value, Beginning of Period ................      $  18.21      $   15.96  $   14.33  $   13.31  $   13.12  $   11.41
                                                           --------      ---------  ---------  ---------  ---------  ---------
Income from Investment Operations:
   Net investment income (loss) (C)..................          0.04           0.11       0.14       0.22       0.18       0.19
   Net realized and unrealized gain on investments ..          2.92           4.16       2.74       2.24       0.45       2.14
                                                           --------      ---------  ---------  ---------  ---------  ---------
       Total from Investment Operations: ............          2.96           4.27       2.88       2.46       0.63       2.33
                                                           --------      ---------  ---------  ---------  ---------  ---------

Less Dividends:
   Dividends from net investment income .............         (0.04)         (0.12)     (0.14)     (0.23)     (0.16)     (0.20)
   Dividends from net realized capital gains.........         (3.20)         (1.90)     (1.11)     (1.21)     (0.28)     (0.42)
                                                           --------      ---------  ---------  ---------  ---------  ---------
       Total Dividends:..............................         (3.24)         (2.02)     (1.25)     (1.44)     (0.44)     (0.62)
                                                           --------      ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value ..........         (0.28)          2.25       1.63       1.02       0.19       1.71
                                                           --------      ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period ......................      $  17.93      $   18.21  $   15.96  $   14.33  $   13.31  $   13.12
                                                           ========      =========  =========  =========  =========  =========



Total Return (B).....................................         19.38%**       29.48%     21.49%     20.81%      4.97%     21.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)....................      $246,841      $ 182,641  $ 131,998  $  96,555  $  74,001  $ 176,107
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver ...........................          0.42%*         0.63%      1.00%      1.62%      1.45%      1.52%
   Operating expenses
     including reimbursement/waiver..................          1.34%*         1.38%      1.45%      1.49%      1.08%      0.97%
   Operating expenses
     excluding reimbursement/waiver..................          1.34%*         1.38%      1.45%      1.50%      1.11%      0.97%
Portfolio Turnover Rate..............................            49%**         111%       116%        76%        71%        50%
Average Commission Rate Paid (A).....................      $ 0.0557    $    0.0601  $  0.0605        N/A        N/A        N/A

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.04, $0.11, $0.14, $0.22, $0.18 and
    $0.19, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.06,
    $0.17, $0.21, $0.28, $0.19 and $0.19, respectively. Net investment income
    (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), the year ended October 31, 1997 and the period ended October 31, 1996 were $(0.02), $(0.03) and $0.01, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                      Retail B Shares
                                      Years ended
     Six months ended                 October 31,                                 Six months ended  Year ended   Period ended
     April 30, 1998   -----------------------------------------------------        April 30, 1998   October 31,   October 31,
      (unaudited)        1997       1996       1995       1994      1993(1)          (unaudited)        1997        1996(2)
     -------------    ---------  ---------  ---------  ---------  ---------         -------------    ---------     --------
       $  18.21       $   15.96  $   14.33  $   13.32  $   13.12  $   11.41         $  18.24         $   15.99     $ 14.74
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------

           0.06            0.17       0.21       0.28       0.19       0.19            (0.02)               --        0.04
           2.92            4.16       2.74       2.24       0.45       2.14             2.92              4.17        1.25
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------
           2.98            4.33       2.95       2.52       0.64       2.33             2.90              4.17        1.29
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------

          (0.06)          (0.18)     (0.21)     (0.30)     (0.16)     (0.20)              --             (0.02)      (0.04)
          (3.20)          (1.90)     (1.11)     (1.21)     (0.28)     (0.42)           (3.20)            (1.90)         --
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------
          (3.26)          (2.08)     (1.32)     (1.51)     (0.44)     (0.62)           (3.20)            (1.92)      (0.04)
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------
          (0.28)           2.25       1.63       1.01       0.20       1.71            (0.30)             2.25        1.25
       --------       ---------  ---------  ---------  ---------  ---------         --------         ---------     -------
       $  17.93       $   18.21  $   15.96  $   14.33  $   13.32  $   13.12         $  17.94         $   18.24     $ 15.99
       ========       =========  =========  =========  =========  =========         ========         =========     =======

          19.64%**        29.87%     22.05%     21.31%      5.05%     21.18%           18.96%**          28.60%       8.80%**


       $288,764       $ 241,532  $ 194,827  $ 165,330  $ 154,403  $ 176,107         $ 22,565         $  14,958     $ 1,916


           0.75%*          0.98%      1.42%      2.10%      1.46%      1.52%           (0.25)%*          (0.13)%      0.43%*

           1.01%*          1.04%      1.03%      1.02%      1.06%      0.97%            2.01%*            2.07%       1.94%*

           1.01%*          1.04%      1.03%      1.02%      1.06%      0.97%            2.01%*            2.38%       2.24%*
             49%**          111%       116%        76%        71%        50%              49%**            111%        116%
        $0.0557       $  0.0601  $  0.0605        N/A        N/A        N/A         $ 0.0557         $  0.0601    $ 0.0605


THE GALAXY FUND

Strategic Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


 Retail A Shares

                                                                    Period ended
                                                                   April 30, 1998
                                                                   (unaudited)(1)
                                                                   --------------
Net Asset Value, Beginning of Period .........................         $ 10.00
                                                                       -------
Income from Investment Operations:
   Net investment income (C)..................................              --(2)
   Net realized and unrealized gain on investments ...........            0.17
                                                                       -------
       Total from Investment Operations: .....................            0.17
                                                                       -------
Less Dividends:
   Dividends from net investment income ......................              --
   Dividends from net realized capital gains..................              --
                                                                       -------
       Total Dividends:.......................................              --
                                                                       -------
Net increase in net asset value ..............................            0.17
                                                                       -------
Net Asset Value, End of Period ...............................         $ 10.17
                                                                       =======


Total Return (B)..............................................            1.70%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................         $ 1,064
Ratios to average net assets:
   Net investment income (loss) including reimbursement/waiver            0.21%*
   Operating expenses including reimbursement/waiver..........            1.35%*
   Operating expenses excluding reimbursement/waiver..........           10.73%*
Portfolio Turnover Rate.......................................               9%**
Average Commission Rate Paid (A)..............................         $0.0741

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on March 4, 1998.
(2)  Net investment income per share is less than $0.005.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares, Trust Shares and Retail B Shares for the period ended April 30, 1998 (unaudited) were $0.00, $0.00 and $0.00 respectively.

                       See Notes to Financial Statements.

Trust Shares                                                                    Retail B Shares
     Period ended                                                                   Period ended
    April 30, 1998                                                                 April 30, 1998
    (unaudited)(1)                                                                 (unaudited)(1)
     -------------                                                                  -------------
     $   10.00                                                                      $   10.00
     ---------                                                                      ---------

            --(2)                                                                          --(2)
          0.17                                                                           0.17
     ---------                                                                      ---------
          0.17                                                                           0.17
     ---------                                                                      ---------

            --                                                                             --
            --                                                                             --
     ---------                                                                      ---------
            --                                                                             --
     ---------                                                                      ---------
          0.17                                                                           0.17
     ---------                                                                      ---------
     $   10.17                                                                      $   10.17
     =========                                                                      =========

          1.70%**                                                                        1.70%**


     $   5,087                                                                      $     133

          0.21%*                                                                         0.22%*
          1.35%*                                                                         1.35%*
          3.28%*                                                                        15.59%*
             9%**                                                                           9%**
     $  0.0741                                                                      $  0.0741

THE GALAXY FUND

Equity Growth Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                       Six months ended                   Years ended October 31,
                                                        April 30, 1998   -----------------------------------------------------
                                                         (unaudited)       1997       1996       1995       1994      1993(1)
                                                       --------------    ---------  ---------  ---------  ---------  ---------

Net Asset Value, Beginning of Period ................     $  25.14       $   20.37  $   17.29  $   14.18  $   13.76  $   12.90
                                                          --------       ---------  ---------  ---------  ---------  ---------
Income from Investment Operations:
   Net investment income (loss) (C)..................         0.02            0.07       0.10       0.14       0.17       0.15
   Net realized and unrealized gain
     on investments .................................         4.20            6.05       3.39       3.28       0.47       0.95
                                                          --------       ---------  ---------  ---------  ---------  ---------
       Total from Investment Operations:.............         4.22            6.12       3.49       3.42       0.64       1.10
                                                          --------       ---------  ---------  ---------  ---------  ---------
Less Dividends:
   Dividends from net investment income .............        (0.02)          (0.07)     (0.11)     (0.14)     (0.16)     (0.15)
   Dividends from net realized capital gains ........        (3.84)          (1.28)     (0.30)     (0.17)     (0.06)     (0.09)
                                                          --------       ---------  ---------  ---------  ---------  ---------
     Total Dividends: ...............................        (3.86)          (1.35)     (0.41)     (0.31)     (0.22)     (0.24)
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net increase in net asset value .....................         0.36            4.77       3.08       3.11       0.42       0.86
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period.......................     $  25.50       $   25.14  $   20.37  $   17.29  $   14.18  $   13.76
                                                          ========       =========  =========  =========  =========  =========

Total Return (B).....................................        19.54%**        31.61%     20.51%     24.54%      4.72%      8.58%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................     $307,670       $ 226,330  $ 160,800  $  98,911  $  70,338  $ 427,298
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver..................         0.17%*          0.30%      0.50%      0.85%      1.22%      1.20%
   Operating expenses
     including reimbursement/waiver..................         1.32%*          1.37%      1.40%      1.45%      0.98%      0.97%
   Operating expenses
     excluding reimbursement/waiver..................         1.32%*          1.37%      1.40%      1.47%      0.99%      0.97%
Portfolio Turnover Rate .............................           26%**           66%        36%        14%        18%        16%
Average Commission Rate Paid (A).....................     $ 0.0604     $    0.0601  $  0.0615        N/A        N/A        N/A

--------------------------------------------------------------------------------
 *   Annualized
 **  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2)  The Fund began issuing Retail B Shares on March 4, 1996.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.02, $0.07, $0.10, $0.13, $0.17 and
     $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.07,
     $0.16, $0.17, $0.20, $0.18 and $0.15, respectively. Net investment income
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), the year ended October 31, 1997 and for the period ended October 31, 1996 were $(0.03), $(0.14)(3) and $(0.03), respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                    Retail B Shares
                                      Years ended
     Six months ended                 October 31,                                 Six months ended  Year ended   Period ended
     April 30, 1998   -----------------------------------------------------        April 30, 1998   October 31,   October 31,
      (unaudited)        1997       1996       1995       1994      1993(1)          (unaudited)        1997        1996(2)
     -------------    ---------  ---------  ---------  ---------  ---------         -------------    ---------     --------
        $    25.17    $   20.39  $   17.30  $   14.19  $   13.76  $   12.90            $    24.91    $   20.26     $  18.77
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------

              0.07         0.16       0.17       0.20       0.18       0.15                 (0.03)       (0.09)(3)    (0.01)

              4.20         6.06       3.40       3.28       0.47       0.95                  4.12         6.02         1.50
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------
              4.27         6.22       3.57       3.48       0.65       1.10                  4.09         5.93         1.49
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------

             (0.07)       (0.16)     (0.18)     (0.20)     (0.16)     (0.15)                   --           --           --
             (3.84)       (1.28)     (0.30)     (0.17)     (0.06)     (0.09)                 3.84        (1.28)          --
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------
             (3.91)       (1.44)     (0.48)     (0.37)     (0.22)     (0.24)                 3.84        (1.28)          --
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------
              0.36         4.78       3.09       3.11       0.43       0.86                  0.25         4.65         1.49
        ----------    ---------  ---------  ---------  ---------  ---------            ----------    ---------     --------
        $    25.53    $   25.17  $   20.39  $   17.30  $   14.19  $   13.76            $    25.16    $   24.91     $  20.26
        ==========    =========  =========  =========  =========  =========            ==========    =========     ========

             19.73%**     32.16%     21.03%     25.08%      4.80%      8.58%                19.09%**     30.78%        7.95%**


        $  875,450    $ 745,537  $ 562,419  $ 420,016  $ 362,094  $ 427,298            $   30,663    $  20,363       $3,995


              0.55%*       0.72%      0.92%      1.31%      1.27%      1.20%                (0.52)%*     (0.40)%      (0.16)%*

              0.94%*       0.95%      0.98%      1.00%      0.93%      0.97%                 2.01%*       2.07%        1.92%*

              0.94%*       0.95%      0.98%      1.00%      0.93%      0.97%                 2.01%*       2.30%        2.29%*
                26%**        66%        36%        14%        18%        16%                   26%**        66%          36%
        $   0.0604    $  0.0601  $  0.0615        N/A        N/A        N/A            $   0.0604    $  0.0601     $ 0.0615

THE GALAXY FUND

Small Cap Value Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


 Retail A Shares

                                                      Six months ended                   Years ended October 31,
                                                       April 30, 1998    -------------------------------------------------------
                                                         (unaudited)       1997        1996(3)     1995       1994    1993(1)(2)
                                                       --------------    ---------    ---------  ---------  ---------  ---------

Net Asset Value, Beginning of Period.................     $ 18.29        $   14.75    $   12.68  $   11.06  $   11.21  $    10.52
                                                          -------        ---------    ---------  ---------  ---------  ----------
Income from Investment Operations:
   Net investment income (loss) (C, D & E)...........        0.06            (0.04)(4)     0.01      (0.02)     (0.01)      (0.01)
   Net realized and unrealized gain on investments...        1.44             5.72         2.95       2.21       0.18        0.70
                                                          -------        ---------    ---------  ---------  ---------  ----------
     Total from Investment Operations:...............        1.50             5.68         2.96       2.19       0.17        0.69
                                                          -------        ---------    ---------  ---------  ---------  ----------
Less Dividends:
   Dividends from net investment income (C)..........       (0.07)              --        (0.02)        --         --          --
   Dividends in excess of net investment income......          --               --           --         --         --          --
   Dividends from net realized capital gains.........       (2.68)           (2.14)       (0.87)     (0.57)     (0.32)         --
                                                          -------        ---------    ---------  ---------  ---------  ----------
     Total Dividends (C):............................       (2.75)           (2.14)       (0.89)     (0.57)     (0.32)         --
                                                          -------        ---------    ---------  ---------  ---------  ----------

Net increase (decrease) in net asset value...........       (1.25)            3.54         2.07       1.62      (0.15)       0.69
                                                          -------        ---------    ---------  ---------  ---------  ----------
Net Asset Value, End of Period.......................     $ 17.04        $   18.29    $   14.75  $   12.68  $   11.06  $    11.21
                                                          =======        =========    =========  =========  =========  ==========


Total Return (B).....................................       10.12%**         43.58%       24.77%     21.27%      1.64%       6.56%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)....................     $97,447        $  63,658    $  34,402  $  27,546  $  19,764  $   15,014
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver............................        0.54%*          (0.25)%       0.08%     (0.19)%    (0.10)%     (0.19)%*
   Operating expenses including reimbursement/waiver.        1.31%*           1.30%        1.40%      1.35%      1.31%       1.33%*
   Operating expenses excluding reimbursement/waiver.        1.38%*           1.52%        1.55%      1.85%      1.84%       1.87%*
Portfolio Turnover Rate..............................          20%**            52%          39%        32%        29%         29%*
Average Commission Rate Paid (A).....................     $0.0530        $  0.0577    $  0.0559        N/A        N/A         N/A

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2)  The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C)  Represents less than $0.01 per Trust Share for year 1993.
(D) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), the years ended October 31, 1997, 1996, 1995 (unaudited) and 1994 (unaudited) and for the period ended October 31, 1993 (unaudited) were $0.05, $(0.02), $0.01, $(0.08), $(0.06)
     and $(0.05), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited), the years ended October 31, 1997, 1996, 1995 (unaudited) and 1994 (unaudited) and for the period ended October 31, 1993 (unaudited) were $0.08, $0.05, $0.05, $(0.03), $(0.01) and $0.00, respectively.
 (E) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                       See Notes to Financial Statements.

Trust Shares

                                        Years ended
    Six months ended                    October 31,
     April 30, 1998   --------------------------------------------------------
      (unaudited)        1997         1996(3)     1995       1994    1993(1)(2)
     -------------    ---------     ---------  ---------  ---------  ---------
     $  18.37         $   14.76     $   12.71  $   11.07  $   11.21  $   10.00
     --------         ---------     ---------  ---------  ---------  ---------

         0.08              0.01(4)       0.05       0.01       0.02         --
         1.46              5.74          2.97       2.21       0.17       1.21
     --------         ---------     ---------  ---------  ---------  ---------
         1.54              5.75          3.02       2.22       0.19       1.21
     --------         ---------     ---------  ---------  ---------  ---------

        (0.10)               --         (0.05)     (0.01)     (0.01)        --
           --                --         (0.01)        --         --         --
        (2.68)            (2.14)        (0.91)     (0.57)     (0.32)        --
     --------         ---------     ---------  ---------  ---------  ---------
        (2.78)            (2.14)        (0.97)     (0.58)     (0.33)        --
     --------         ---------     ---------  ---------  ---------  ---------
        (1.24)             3.61          2.05       1.64      (0.14)      1.21
     --------         ---------     ---------  ---------  ---------  ---------
     $  17.13         $   18.37     $   14.76  $   12.71  $   11.07  $   11.21
     ========         =========     =========  =========  =========  =========

        10.33%**          44.08%        25.22%     21.52%      1.86%     12.12%**


     $231,637         $ 189,257     $ 137,341  $ 121,364  $ 101,905  $ 100,382


         0.92%*            0.09%         0.45%      0.07%      0.15%      0.02%*
         0.93%*            0.96%         1.05%      1.10%      1.06%      1.01%*
         0.93%*            0.96%         1.06%      1.35%      1.34%      1.29%*
           20%**             52%           39%        32%        29%        29%**
     $ 0.0530         $  0.0577     $  0.0559        N/A        N/A        N/A

THE GALAXY FUND

Small Company Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


 Retail A Shares

                                                       Six months ended                  Years ended October 31,
                                                        April 30, 1998   -----------------------------------------------------
                                                         (unaudited)       1997       1996       1995       1994      1993(1)
                                                       --------------    ---------  ---------  ---------  ---------  ---------

Net Asset Value, Beginning of Period ................     $  20.94       $   19.96  $   16.28  $   12.35  $   12.41  $    8.79
                                                          --------       ---------  ---------  ---------  ---------  ---------
Income from Investment Operations:
   Net investment (loss) (C) ........................        (0.10)          (0.18)     (0.14)     (0.09)     (0.01)     (0.04)
   Net realized and unrealized gain on investments ..         0.92            3.54       3.99       4.21         --       3.66
                                                          --------       ---------  ---------  ---------  ---------  ---------
       Total from Investment Operations: ............         0.82            3.36       3.85       4.12      (0.01)      3.62
                                                          --------       ---------  ---------  ---------  ---------  ---------
Less Dividends:
   Dividends from net investment income .............           --              --         --         --         --         --
   Dividends from net realized capital gains ........        (2.26)          (2.38)     (0.17)     (0.19)     (0.05)        --
                                                          --------       ---------  ---------  ---------  ---------  ---------
       Total Dividends: .............................        (2.26)          (2.38)     (0.17)     (0.19)     (0.05)        --
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value..........         (1.44)           0.98       3.68       3.93      (0.06)      3.62
                                                          --------       ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period ......................     $  19.50       $   20.94  $   19.96  $   16.28  $   12.35  $   12.41
                                                          ========       =========  =========  =========  =========  =========

Total Return (B).....................................         5.49%**        19.08%     23.97%     34.01%     (0.06)%    41.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................     $142,911       $ 135,593  $ 111,101  $  45,668  $  30,845  $  55,683
Ratios to average net assets:
   Net investment (loss)
     including reimbursement/waiver..................        (1.08)%*        (1.02)%    (1.03)%    (0.85)%    (0.40)%    (0.66)%
   Operating expenses including reimbursement/waiver.         1.45%*          1.46%      1.57%      1.60%      1.31%      1.18%
   Operating expenses excluding reimbursement/waiver.         1.45%*          1.48%      1.57%      1.64%      1.34%      1.22%
Portfolio Turnover Rate .............................           26%**           69%        82%        54%        35%        57%
Average Commission Rate Paid (A).....................     $ 0.0535       $  0.0576  $  0.0531        N/A        N/A       N/A

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail A and Trust Shares.
(2)  The Fund began issuing Retail B Shares on March 4, 1996.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $(0.10), $(0.18), $(0.14), $(0.09),
     $(0.01) and $(0.04), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $(0.06), $(0.11), $(0.09), $(0.04), $0.00 and $(0.04), respectively.
     Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), the year ended October 31, 1997 and the period ended October 31, 1996 were $(0.16), $(0.24) and $(0.24), respectively.

                       See Notes to Financial Statements.

Trust Shares                                                                    Retail B Shares
                                      Years ended
     Six months ended                 October 31,                                 Six months ended  Year ended  Period ended
      April 30, 1998  ---------------------------------------------------------    April 30, 1998   October 31,  October 31,
       (unaudited)       1997        1996       1995       1994      1993(1)        (unaudited)       1997         1996(2)
     -------------    ---------   ---------   ---------   ---------   ---------   -------------    ---------      --------
        $  21.32      $   20.20   $   16.38   $   12.36   $   12.41   $    8.79      $   20.73     $   19.91      $  17.27
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------

           (0.06)         (0.11)      (0.09)      (0.04)         --       (0.04)         (0.15)        (0.21)        (0.19)(3)
            0.94           3.61        4.08        4.25          --        3.66           0.90          3.41          2.83
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------
            0.88           3.50        3.99        4.21          --        3.62           0.75          3.20          2.64
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------

              --             --          --          --          --          --             --            --            --
           (2.26)         (2.38)      (0.17)      (0.19)      (0.05)         --          (2.26)        (2.38)           --
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------
           (2.26)         (2.38)      (0.17)      (0.19)      (0.05)         --          (2.26)        (2.38)           --
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------
           (1.38)          1.12        3.82        4.02       (0.05)       3.62          (1.51)         0.82          2.64
        --------      ---------   ---------   ---------   ---------   ---------      ---------     ---------      --------
        $  19.94      $   21.32   $   20.20   $   16.38   $   12.36   $   12.41      $   19.22     $   20.73      $  19.91
        ========      =========   =========   =========   =========   =========      =========     =========      ========

            5.69%**       19.59%      24.69%      34.73%       0.02%      41.18%          5.18%**      18.23%        15.34%**


        $340,582      $ 310,751   $ 174,990   $  94,831   $  66,462   $  55,683      $  17,604     $  14,731      $  3,659


           (0.69)%*       (0.65)%     (0.60)%     (0.37)%     (0.35)%     (0.66)%        (1.71)%*      (1.76)%       (1.50)%*
            1.06%*         1.09%       1.14%       1.12%       1.27%       1.18%          2.07%*        2.20%         2.04%*
            1.06%*         1.12%       1.14%       1.12%       1.27%       1.22%          2.08%*        2.44%         2.44%*
              26%**          69%         82%         54%         35%         57%            26%**         69%           82%
        $ 0.0535      $  0.0576   $  0.0531        N/A         N/A         N/A       $  0.0535     $  0.0576      $ 0.0531


THE GALAXY FUND

International Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


 Retail A Shares

                                                      Six months ended                   Years ended October 31,
                                                       April 30, 1998    ------------------------------------------------------
                                                         (unaudited)       1997       1996       1995        1994      1993(1)
                                                       --------------    ---------  ---------  ---------   ---------  ---------

Net Asset Value, Beginning of Period ................  $    15.18        $   13.94  $   12.92  $   13.20   $   12.13  $    9.66
                                                       ----------        ---------  ---------  ---------   ---------  ---------
Income from Investment Operations:
   Net investment income (loss) (C)..................       (0.01)            0.01       0.11       0.11        0.06       0.02
   Net realized and unrealized gain (loss)
     on investments .................................        3.11             2.09       1.27      (0.21)       1.02       2.51
                                                       ----------        ---------  ---------  ---------   ---------  ---------
       Total from Investment Operations:.............        3.10             2.10       1.38      (0.10)       1.08       2.53
                                                       ----------        ---------  ---------  ---------   ---------  ---------
Less Dividends:
   Dividends from net investment income .............       (0.07)           (0.18)     (0.12)     (0.02)      (0.01)     (0.06)
   Dividends from net realized capital gains ........       (0.36)           (0.68)     (0.24)     (0.16)         --         --
                                                       ----------        ---------  ---------  ---------   ---------  ---------
       Total Dividends: .............................       (0.43)           (0.86)     (0.36)     (0.18)      (0.01)     (0.06)
                                                       ----------        ---------  ---------  ---------   ---------  ---------
Net increase (decrease) in net asset value ..........        2.67             1.24       1.02      (0.28)       1.07       2.47
                                                       ----------        ---------  ---------  ---------   ---------  ---------
Net Asset Value, End of Period ......................  $    17.85        $   15.18  $   13.94  $   12.92   $   13.20  $   12.13
                                                       ==========        =========  =========  =========   =========  =========

Total Return (B).....................................       21.10%**         15.88%     10.86%     (0.64)%      8.91%     26.36%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................  $   66,244        $  56,592  $  35,144  $  30,104   $  32,887  $  39,246
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver............................       (0.19)%*          0.03%      0.78%      0.84%       0.69%      0.37%
   Operating expenses including reimbursement/waiver.        1.50%*           1.60%      1.70%      1.76%       1.49%      1.57%
   Operating expenses excluding reimbursement/waiver.        1.75%*           1.85%      1.98%      2.03%       1.79%      2.04%
Portfolio Turnover Rate .............................          29%**            45%       146%        48%         39%        29%
Average Commission Rate Paid (A).....................  $   0.0343        $  0.0214  $  0.0381        N/A         N/A        N/A

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $(0.02), $(0.01), $0.07, $0.08, $0.03 and $0.00, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.01,
     $0.04, $0.13, $0.13, $0.04 and $0.00, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                            Years ended
   Six months ended                         October 31,
    April 30, 1998    ------------------------------------------------------
      (unaudited)        1997       1996       1995        1994      1993(1)
     -------------    ---------  ---------  ---------   ---------  ---------
        $  15.33      $   14.01  $   12.98  $   13.20   $   12.13  $    9.66
        --------      ---------  ---------  ---------   ---------  ---------

            0.02           0.08       0.17       0.16        0.06       0.02

            3.17           2.12       1.30      (0.18)       1.02       2.51
        --------      ---------  ---------  ---------   ---------  ---------
            3.19           2.20       1.47      (0.02)       1.08       2.53
        --------      ---------  ---------  ---------   ---------  ---------

           (0.09)         (0.20)     (0.20)     (0.04)      (0.01)     (0.06)
           (0.36)         (0.68)     (0.24)     (0.16)         --         --
        --------      ---------  ---------  ---------   ---------  ---------
           (0.45)         (0.88)     (0.44)     (0.20)      (0.01)     (0.06)
        --------      ---------  ---------  ---------   ---------  ---------
            2.74           1.32       1.03      (0.22)       1.07       2.47
        --------      ---------  ---------  ---------   ---------  ---------
        $  18.07      $   15.33  $   14.01  $   12.98   $   13.20  $   12.13
        ========      =========  =========  =========   =========  =========

           21.51%**       16.60%     11.51%     (0.02)%      8.91%     26.36%

        $332,475      $ 265,124  $ 172,561  $  89,614   $  82,350  $  39,246


            0.34%*         0.57%      1.40%      1.36%       0.74%      0.37%
            0.97%*         1.06%      1.08%      1.22%       1.43%      1.57%
            1.22%*         1.32%      1.36%      1.48%       1.72%      2.04%
              29%**          45%       146%        48%         39%        29%
        $ 0.0343      $  0.0214  $  0.0381        N/A         N/A        N/A

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)


1.  Organization

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-six managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Strategic Equity, Equity Growth, Small Cap Value, Small Company Equity and International Equity Funds (individually, a "Fund," collectively, the "Funds") only.

  The Asset Allocation, Growth and Income, Equity Value, Strategic Equity, Equity Growth and Small Company Equity Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Equity Income, Small Cap Value and International Equity Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and
(iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency expenses. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2.  Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

  Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Options: The Funds may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. During the six months ended April 30, 1998, the Equity Value Fund was party to the following option contracts:

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)




                                   Number
                                of Contracts        Premium
                                -----------       -----------
Balance as of October 31, 1997          0         $        0
Written                             6,473          1,450,972
Closed and Expired                 (3,427)          (797,145)
Exercised                          (1,466)          (347,307)
Balance as of April 30, 1998        1,580            306,520


  Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting princples.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs have been fully amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. Investment Advisory, Administration, Shareholder Services, Distribution and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Strategic Equity, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

  The Investment Advisor entered into a sub-advisory agreement with Oechsle International Advisors, L.P. ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's aver-

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

age daily net assets, plus 0.35% of net assets in excess of $50 million.

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, N.A. for its services.

  Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the period ended April 30, 1998, transfer agent charges for each series were as follows:

                          Retail A    Retail B      Trust
                          --------    --------      -----
Asset Allocation         $ 123,272    $ 26,741   $ 208,929
Equity Income              126,704         N/A      11,245
Growth and Income          122,390      30,453     144,462
Equity Value               154,393      15,152     149,298
Strategic Equity             1,878         415       2,154
Equity Growth              187,329      23,148     271,103
Small Cap Value             67,423         N/A      23,687
Small Company Equity       160,390      18,154     239,585
International Equity        87,975         N/A     104,121

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's Shares.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Asset Allocation, Growth and Income, Equity Value, Equity Growth and Small Company Equity Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B

THE GALAXY FUND


NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

Shares owned of record or beneficially by customers of institutions. The Trust is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the period ended April 30, 1998, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                          Services          12b-1 Plan
                          --------          ----------
                            Plan       Services  Distribution
                            ----       --------  ------------
Asset Allocation        $ 317,004    $ 55,668    $  120,613
Equity Income             283,478         N/A           N/A
Growth and Income         253,167      62,937       136,365
Equity Value              309,819      26,923        58,332
Strategic Equity               76          11            23
Equity Growth             382,209      36,577        79,249
Small Cap Value           112,045         N/A           N/A
Small Company Equity      195,834      23,368        50,632
International Equity       85,739         N/A           N/A

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the period ended April 30, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.  Waiver of Fees and Reimbursement of Expenses

  Fleet and/or its affiliates and/or Investor Services Group voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the period ended April 30, 1998, the waived fees and/or reimbursed expenses with respect to the Funds are as follows:

  Fund                    Fees Waived   Expenses Reimbursed
--------                 -------------  -------------------

Growth and Income       $     --             $50,396
Strategic Equity           3,964              14,475
Small Cap Value               --              28,648
Small Company Equity          --                 782
International Equity     426,304                  --

5.  Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-seven classes of shares, each consisting of one or more series including: Class N-Series 1 Shares (Trust Shares), Class N-Series 2 Shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares) -Asset Allocation Fund; Class I-Series 1 Shares (Trust Shares) and Class I-Series 2 Shares (Retail A Shares) -Equity Income Fund; Class U-Series 1 Shares (Trust Shares), Class U-Series 2 Shares (Retail A Shares)

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

and Class U-Series 3 Shares (Retail B Shares)-Growth and Income Fund; Class C Shares (Trust Shares), Class C-Special Series 1 Shares (Retail A Shares) and Class C-Special Series 2 Shares (Retail B Shares)-Equity Value Fund; Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares) and Class AA - Series 3 shares (Retail B Shares) - Strategic Equity Fund; Class H-Series 1 Shares (Trust Shares), Class H-Series 2 Shares (Retail A Shares) and Class H-Series 3 Shares (Retail B Shares)-Equity Growth Fund; Class X-Series 1 Shares (Trust Shares) and Class X-Series 2 Shares (Retail A Shares)-Small Cap Value Fund; Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares) - Small Company Equity Fund; and Class G-Series 1 Shares (Trust Shares) and Class G-Series 2 Shares (Retail A Shares) - International Equity Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.


6.  Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended April 30, 1998 were as follows:

                                                                       Purchases                          Sales
                                                            ------------------------------  -------------------------------
Fund                                                        U.S. Government      Other       U.S. Government      Other
-----                                                       --------------- --------------  ---------------- --------------
Asset Allocation.......................                       $120,872,458   $157,345,168      $110,970,824   $ 90,201,951
Equity Income..........................                                 --     53,297,696                --     58,256,447
Growth and Income......................                                 --    160,575,247                --     80,937,674
Equity Value...........................                                 --    250,978,792                --    223,150,634
Strategic Equity.......................                                 --      5,511,345                --        438,241
Equity Growth..........................                                 --    271,611,865                --    259,509,978
Small Cap Value........................                                 --     79,724,487                --     47,519,686
Small Company Equity...................                                 --    122,353,444                --    116,017,028
International Equity...................                                 --    118,200,442                --     96,188,267

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at April 30, 1998 for each Fund is as follows:

Fund                                                        Appreciation   (Depreciation)         Net          Cost
-----                                                       ------------   -------------    ------------  ------------
Asset Allocation.......................                     $ 87,627,709    $(1,441,165)    $ 86,186,544   $442,166,266
Equity Income..........................                       97,648,566     (1,966,734)      95,681,832    254,904,922
Growth and Income......................                      116,740,970     (7,903,167)     108,837,803    452,995,731
Equity Value..........................                       120,304,755     (4,189,346)     116,115,409    441,846,292
Strategic Equity.......................                          228,230       (185,529)          42,701      6,064,949
Equity Growth..........................                      437,065,449     (7,190,750)     429,874,699    798,179,210
Small Cap Value........................                       88,374,599    (16,170,349)      72,204,250    262,984,549
Small Company Equity...................                      116,390,712    (43,723,615)      72,667,097    424,328,709
International Equity...................                      103,282,995    (13,976,759)      89,306,236    306,196,168

7. Foreign Securities

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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

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



          TRUSTEES
        AND OFFICERS
    Dwight E. Vicks, Jr.
    Chairman and Trustee

       John T. O'Neill
    President, Treasurer
         and Trustee

      Louis DeThomasis,
        F.S.C., Ph.D.
           Trustee

      Donald B. Miller
           Trustee

        James M. Seed
           Trustee

     Bradford S. Wellman
           Trustee

          W. Bruce
     McConnel, III, Esq.
          Secretary

        Jylanne Dunne
      Vice President &
     Assistant Treasurer

     INVESTMENT ADVISOR
      Fleet Investment
        Advisors Inc.
       75 State Street
         Boston, MA
            02109

         DISTRIBUTOR
         First Data
     Distributors, Inc.
     4400 Computer Drive
        Westborough,
     Massachusetts 01581

        ADMINISTRATOR
 First Data Investor Services
          Group, Inc.
     4400 Computer Drive
        Westborough,
  Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                                [RECYCLED LOGO]

                   This report was printed on recycled paper.

[Back cover]

[GALAXY FUNDS LOGO]

4400 Computer Drive
Box 5108
Westborough, MA 01581-5108


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FN-081 (6/98) Date of first use 7/1/98